================================================================================






                                   CREDIT AGREEMENT


                             dated as of August 16, 1999


                                        among


                                  AIRGATE PCS, INC.,
                                     as Borrower,



                              THE LENDERS PARTY HERETO,


                         STATE STREET BANK AND TRUST COMPANY,
                                 as Collateral Agent


                                         And


                              LUCENT TECHNOLOGIES INC.,
                               as Administrative Agent





================================================================================

                               TABLE OF CONTENTS

                                                                                             Page
ARTICLE I    DEFINITIONS....................................................................   1
     SECTION 1.01.    Defined Terms.........................................................   1
     SECTION 1.02.    Classification of Loans and Borrowings................................  18
     SECTION 1.03.    Terms Generally.......................................................  19
     SECTION 1.04.    Accounting Terms; GAAP................................................  19
ARTICLE II   LOANS..........................................................................  19
     SECTION 2.01.    Commitments...........................................................  19
     SECTION 2.02.    Loans and Borrowings..................................................  19
     SECTION 2.03.    Requests for Borrowings...............................................  20
     SECTION 2.04.    Funding of Borrowings.................................................  21
     SECTION 2.05.    Interest Elections....................................................  22
     SECTION 2.06.    Termination, Reduction and Increase of Commitments....................  23
     SECTION 2.07.    Repayment of Loans; Evidence of Debt..................................  24
     SECTION 2.08.    Amortization of Loans.................................................  25
     SECTION 2.09.    Prepayment of Loans...................................................  25
     SECTION 2.10.    Fees..................................................................  26
     SECTION 2.11.    Interest..............................................................  27
     SECTION 2.12.    Alternate Rate of Interest............................................  27
     SECTION 2.13.    Increased Costs.......................................................  28
     SECTION 2.14.    Break Funding Payments; Prepayment Fees...............................  29
     SECTION 2.15.    Taxes.................................................................  29
     SECTION 2.16.    Payments Generally; Pro Rata Treatment; Sharing of Setoffs............  31
     SECTION 2.17.    Mitigation Obligations; Replacement of Lenders........................  33
ARTICLE III  REPRESENTATIONS AND WARRANTIES.................................................  33
     SECTION 3.01.    Organization; Powers..................................................  33
     SECTION 3.02.    Authorization; Enforceability.........................................  34
     SECTION 3.03.    Governmental Approvals; No Conflicts..................................  34
     SECTION 3.04.    Financial Condition; No Material Adverse Change.......................  34
     SECTION 3.05.    Properties; Licenses..................................................  34
     SECTION 3.06.    Litigation and Environmental Matters..................................  35
     SECTION 3.07.    Compliance with Laws, Agreements and Licenses.........................  35
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                               TABLE OF CONTENTS
                                  (continued)

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
     SECTION 3.08.    No Default............................................................  35
     SECTION 3.09.    Investment and Holding Company Status.................................  36
     SECTION 3.10.    Taxes.................................................................  36
     SECTION 3.11.    ERISA.................................................................  36
     SECTION 3.12.    Disclosure............................................................  36
     SECTION 3.13.    Subsidiaries..........................................................  36
     SECTION 3.14.    Insurance.............................................................  37
     SECTION 3.15.    Labor Matters.........................................................  37
     SECTION 3.16.    Supply Agreement......................................................  37
     SECTION 3.17.    No Burdensome Restrictions............................................  37
     SECTION 3.18.    Security Documents....................................................  37
     SECTION 3.19.    Year 2000 Compliance..................................................  38
     SECTION 3.20.    Sprint Affiliation Agreements.........................................  38
ARTICLE IV   CONDITIONS.....................................................................  39
     SECTION 4.01.    Tranche 1 Loans.......................................................  39
     SECTION 4.02.    Tranche 2 Loans.......................................................  41
     SECTION 4.03.    Conditions for Each Loan..............................................  43
ARTICLE V    AFFIRMATIVE COVENANTS..........................................................  44
     SECTION 5.01.    Financial Statements and Other Information............................  44
     SECTION 5.02.    Notices of Material Events............................................  46
     SECTION 5.03.    Information Regarding Collateral......................................  46
     SECTION 5.04.    Existence; Conduct of Business........................................  47
     SECTION 5.05.    Payment of Obligations................................................  47
     SECTION 5.06.    Maintenance of Properties.............................................  47
     SECTION 5.07.    Insurance.............................................................  47
     SECTION 5.08.    Books and Records; Inspection Rights..................................  49
     SECTION 5.09.    Compliance with Laws and Agreements...................................  49
     SECTION 5.10.    Use of Proceeds.......................................................  49
     SECTION 5.11.    Additional Subsidiaries...............................................  49
     SECTION 5.12.    Further Assurances....................................................  49
     SECTION 5.13.    Casualty and Condemnation.............................................  50

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                               TABLE OF CONTENTS
                                  (continued)

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
     SECTION 5.14.    Certain Intercompany Agreements.......................................  51
     SECTION 5.15.    Interconnection and Co-location Agreements............................  51
     SECTION 5.16.    Sprint Affiliation Agreements.........................................  51
ARTICLE VI   NEGATIVE COVENANTS.............................................................  52
     SECTION 6.01.    Indebtedness..........................................................  52
     SECTION 6.02.    Liens.................................................................  53
     SECTION 6.03.    Fundamental Changes...................................................  54
     SECTION 6.04.    Investments, Loans, Advances, Guarantees and Acquisitions; Asset Sales  55
     SECTION 6.05.    Hedging Agreements....................................................  57
     SECTION 6.06.    Restricted Payments...................................................  57
     SECTION 6.07.    Transactions with Affiliates; Subordination Agreement.................  57
     SECTION 6.08.    Restrictive Agreements................................................  57
     SECTION 6.09.    Prepayment of Indebtedness............................................  58
     SECTION 6.10.    Amendment of Material Documents.......................................  58
     SECTION 6.11.    Management and Service Fee Agreements.................................  58
     SECTION 6.12.    Limitation on Sale-Leaseback Transactions.............................  58
     SECTION 6.13.    Covered POPS..........................................................  58
     SECTION 6.14.    PCS Subscribers.......................................................  59
     SECTION 6.15.    Ratio of Total Debt to Total Capitalization...........................  60
     SECTION 6.16.    Ratio of Total Debt to EBITDA.........................................  61
     SECTION 6.17.    Ratio of Senior Secured Debt to Total Capitalization..................  61
     SECTION 6.18.    Ratio of Senior Secured Debt to EBITDA................................  63
     SECTION 6.19.    [Reserved.]...........................................................  63
     SECTION 6.20.    Ratio of EBITDA to Fixed Charges......................................  63
     SECTION 6.21.    Capital Expenditures..................................................  63
     SECTION 6.22.    Minimum Revenue.......................................................  64
     SECTION 6.23.    [Reserved]............................................................  65
     SECTION 6.24.    Sprint Affiliation Agreements.........................................  65
     SECTION 6.25.    Indenture.............................................................  65
ARTICLE VII  EVENTS OF DEFAULT..............................................................  65

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                               TABLE OF CONTENTS
                                  (continued)

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
ARTICLE VIII THE AGENTS.....................................................................  68
ARTICLE IX   MISCELLANEOUS..................................................................  71
     SECTION 9.01.    Notices...............................................................  71
     SECTION 9.02.    Waivers; Amendments...................................................  71
     SECTION 9.03.    Expenses; Indemnity; Damage Waiver....................................  72
     SECTION 9.04.    Successors and Assigns................................................  74
     SECTION 9.05.    Survival..............................................................  76
     SECTION 9.06.    Counterparts; Integration; Effectiveness..............................  76
     SECTION 9.07.    Severability..........................................................  77
     SECTION 9.08.    Right of Setoff.......................................................  77
     SECTION 9.09.    Governing Law; Jurisdiction; Consent to Service of Process............  77
     SECTION 9.10.    WAIVER OF JURY TRIAL..................................................  78
     SECTION 9.11.    Headings..............................................................  79
     SECTION 9.12.    Confidentiality.......................................................  79
     SECTION 9.13.    Interest Rate Limitation..............................................  79

SCHEDULES:
---------

Schedule 1.01 - Sprint Affiliation Agreements

Schedule 2.01 - Commitments

Schedule 2.02 - Working Capital Costs

Schedule 3.06 - Litigation

Schedule 3.12 - Subsidiaries

Schedule 3.13 - Assets and Indebtedness of AGW

Schedule 3.14 - Insurance

Schedule 3.20 - Amendments to Sprint Affiliation Agreements

Schedule 6.01 - Existing Indebtedness

Schedule 6.02 - Existing Liens

Schedule 6.04 - Investments

Schedule 6.08 - Existing Restrictions


EXHIBITS:
--------

Exhibit A -- Form of Assignment and Acceptance

Exhibit B -- Form of Guaranty Agreement

Exhibit C -- Form of Pledge Agreement

Exhibit D-1 -- Form of Security Agreement

Exhibit D-2 -- Form of Guarantor Security Agreement

Exhibit E -- Form of Borrowing Request

Exhibit F -- Form of Intercreditor Agreement

          CREDIT AGREEMENT, dated as of August 16, 1999, among AIRGATE PCS, INC., a Delaware corporation (the "Borrower"), the several lending institutions
                                   --------
that from time to time are party to this Credit Agreement (each a "Lender" and
                                                                   ------
collectively, the "Lenders"), STATE STREET BANK AND TRUST COMPANY, a
                   -------
Massachusetts banking corporation, in its capacity as collateral agent (the

"Collateral Agent") on behalf of the Secured Parties and LUCENT TECHNOLOGIES
-----------------
INC., a Delaware corporation, in its capacity as administrative agent (the

"Administrative Agent") on behalf of the Lenders.
---------------------

                              W I T N E S S E T H:
                              --------------------

          WHEREAS, the Borrower has requested that the Lenders enter into certain financing arrangements with the Borrower pursuant to which the Lenders may make loans and provide other financial accommodations to the Borrower;

          WHEREAS, the Lenders are willing to make such loans and provide such financial accommodations on the terms and conditions set forth herein;

          WHEREAS, the Administrative Agent is willing to administer such loans on behalf of the Lenders and in accordance with the terms and conditions set forth herein;

          NOW THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto hereby agree as follows:

                                   ARTICLE I

                                  DEFINITIONS
                                  -----------

          SECTION 1.01.    Defined Terms.  As used in this Agreement, the
                           -------------
following terms have the meanings specified below:

          "ABR", when used in reference to any Loan or Borrowing, refers to
           ---
whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Alternate Base Rate.

          "Adjusted LIBOR Rate" means, with respect to any Eurodollar Borrowing
           -------------------
for any Interest Period, an interest rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to (a) the LIBOR Rate for such Interest Period multiplied by (b) the Statutory Reserve Rate.

          "Administrative Agent" means Lucent Technologies Inc., in its capacity
           --------------------
as administrative agent for the Lenders hereunder.

          "Administrative Questionnaire" means an Administrative Questionnaire
           ----------------------------
in a form supplied by the Administrative Agent.

          "Affiliate" means, with respect to a specified Person, another Person
           ---------
that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

          "Agents" means the Administrative Agent and the Collateral Agent.
           ------

          "Agreement" means this Credit Agreement, as amended, supplemented or
           ---------
modified from time to time.

          "AGW" means AGW Leasing Company, Inc., a Delaware corporation.
           ---

          "Alternate Base Rate" means, for any day, a rate per annum equal to
           -------------------
the greater of (a) the Prime Rate in effect on such day or (b) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1% per annum. Any change in the Alternate Base Rate due to a change in the Prime Rate shall be effective from and including the effective date of such change in the Prime Rate.

          "Assignment and Acceptance" means an assignment and acceptance entered
           -------------------------
into by a Lender and an assignee (with the consent of any party whose consent is required by Section 9.04), and accepted by the Administrative Agent, substantially in the form of Exhibit A.

          "Availability Period" means the Tranche 1 Availability Period and the
           -------------------
Tranche 2 Availability Period, as applicable.

          "Availability Termination Date" means (i) with respect to Tranche 1,
           -----------------------------
June 30, 2000 and (ii) with respect to Tranche 2, September 30, 2003.

          "Board" means the Board of Governors of the Federal Reserve System of
           -----
the United States of America.

          "Borrower" means AirGate PCS, Inc., a Delaware corporation.
           --------

          "Borrowing" means a Loan or group of Loans of the same Class and Type,
           ---------
made, converted or continued on the same date and, in the case of Eurodollar Loans, as to which a single Interest Period is in effect.

          "Borrowing Request" means a request by the Borrower for a Borrowing in
           -----------------
accordance with Section 2.03 substantially in the form of Exhibit E.

          "Business Day" means any day that is not a Saturday, Sunday or other
           ------------
day on which commercial banks in New York City are authorized or required by law to remain closed; provided that, when used in connection with a Eurodollar Loan,
                  --------
the term "Business Day" shall also exclude any day on which banks are not open
          ------------
for dealings in dollar deposits in the London interbank market.

          "Capital Expenditures" means, for any period, (a) the additions to
           --------------------
property, plant and equipment and other capital expenditures (including all systems and development expenditures related to the build-out of PCS networks) of the Borrower and its consolidated

Subsidiaries that are (or would be) set forth in a consolidated statement of cash flows of the Borrower for such period prepared in accordance with GAAP; provided that no consideration paid for or expenditure related to the
--------
acquisition of any License and no capitalized interest shall be treated as a Capital Expenditure and (b) Capital Lease Obligations incurred by the Borrower and its consolidated Subsidiaries during such period.

          "Capital Lease Obligations" of any Person means the obligations of
           -------------------------
such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP.

          "Cash Interest Expense" means for any period, the sum of (a) the
           ---------------------
amount of Interest Expense for such period, excluding any portion thereof that constitutes Deferred Interest plus (b) any cash payments made during such period in respect of any obligation that constituted Deferred Interest in a previous period.

          "Change in Control" means (a) the consummation of any transaction,
           -----------------
including, without limitation, any merger or consolidation, the result of which is the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of Sections 13(d) and 14(a) under the Exchange Act), other than such Person or group approved by the Required Lenders of equity interests or shares (or other securities convertible into shares) representing 35% or more of the aggregate ordinary voting power of the Borrower (each such Person or group, a "Controlling Person"); (b) the sale,
                                            ------------------
transfer, conveyance or other disposition, other than by way of merger or consolidation, in one or a series of related transactions, of all or substantially all of the assets of the Borrower and the Subsidiaries taken as a whole; (c) the adoption of a plan relating to the liquidation or dissolution of the Borrower; (d) occupation of a majority of the seats (other than vacant seats) on the Board of Directors of the Borrower by Persons who were not directors of the Borrower as of the date of this Agreement; or who were not nominated for election or elected to such Board of Directors with the approval of a majority of the directors then still in office who were directors on such date or whose nomination for election was previously so approved; (e) AirGate, LLC or its members failing to own, directly or indirectly, beneficially and of record, at least 100% of the equity interests or shares of the Borrower at any time prior to the initial public offering of common stock of the Borrower.

          "Change in Law" means (a) the adoption of any law, rule or regulation
           -------------
of any Governmental Authority after the date of this Agreement, (b) any change in any law, rule or regulation or in the interpretation or application thereof by any Governmental Authority after the date of this Agreement or (c) compliance by any Lender (or, for purposes of Section 2.13(b), by any lending office of such Lender or by such Lender's holding company, if any) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date of this Agreement.

          "Class", when used in reference to any Loan or Borrowing, refers to
           -----
whether such Loan, or the Loans comprising such Borrowing, are Tranche 1 Loans or Tranche 2 Loans and, when used in reference to any Commitment, refers to whether such Commitment is a Tranche 1 Commitment or a Tranche 2 Commitment.

          "Closing Date" means the date that this Agreement is signed by the
           ------------
parties hereto.

          "Code" means the Internal Revenue Code of 1986, as amended from time
           ----
to time.

          "Collateral" means any and all "Collateral", as defined in any
           ----------
applicable Security Document.

          "Collateral Agent" means State Street Bank and Trust Company, in its
           ----------------
capacity as collateral agent for the Secured Parties (as defined in the Security Documents) under the Security Documents.

          "Commitment" means the Tranche 1 Commitment and the Tranche 2
           ----------
Commitment, as applicable.

          "Commitment Fee" means the commitment fee payable by the Borrower
           --------------
pursuant to Section 2.10(a).

          "Communications Act" means the Communications Act of 1934, and any
           ------------------
similar or successor federal statute, and the rules and regulations of the FCC thereunder.

          "Consent" means the Consent and Agreement dated August 16, 1999 among
           -------
Lucent, Sprint Spectrum L.P., SprintCom, Inc., Sprint Communications Company, L.P. and WirelessCo, L.P. and acknowledged by the Borrower.

          "Contractual Obligation" means, as to any Person, any provision of any
           ----------------------
security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

          "Contributed Capital" means, at any time, the aggregate amount which
           -------------------
shall have been received by the Borrower as a contribution to its capital or as consideration for the issuance of equity interests in the Borrower, provided
                                                                    --------
that Contributed Capital shall exclude the proceeds of any intercompany loans or transfers.

          "Control" means the possession, directly or indirectly, of the power
           -------
to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. "Controlling" and "Controlled" have meanings correlative thereto.
 -----------       ----------

          "Cooperation Agreement" has the meaning set forth in Section 4.01(j).
           ---------------------

          "Covered POPS" means, at any time, the aggregate number of POPS within
           ------------
the geographic area subject to the Sprint Affiliation Agreements for which the Borrower and its Subsidiaries own or operate facilities that provide service and have achieved substantial completion.

          "Default" means any event or condition which constitutes an Event of
           -------
Default or which upon notice, lapse of time, or both, would, unless cured or waived, constitute an Event of Default.

          "Deferred Interest" means, for any period, any portion of the Interest
           -----------------
Expense of the Borrower and its consolidated Subsidiaries for such period that is not payable in cash during such period but will be payable in cash in a future period, including accreted interest in respect of original issue discount and interest payments deferred pursuant to pay-in-kind or similar arrangements; provided that interest expense accrued in such period that is payable in cash
--------
within six months after the end of such period shall not constitute "Deferred Interest".

          "dollars" or "$" refers to lawful money of the United States of
           -------      -
America.

          "EBITDA" means, for any period, the consolidated net income (or loss)
           ------
of the Borrower and its consolidated Subsidiaries for such period plus, to the extent deducted in determining such consolidated net income (or loss) for such period, the sum (without duplication) of (a) income tax expense, (b) interest expense, (c) depreciation and amortization expense, and (d) extraordinary, unusual or non-recurring losses or charges and (e) any non-cash losses or charges minus, to the extent added in determining such consolidated net income
        -----
(or loss) for such period, (i) interest income, (ii) extraordinary, unusual or non-recurring gains and any other non-cash gains and (iii) income attributable to investments in any entity (other than consolidated Subsidiaries) except to the extent the Borrower or a wholly-owned Subsidiary actually received such income in the form of cash dividends or other similar cash distributions.

          "Effective Date" means the date on which the conditions specified in
           --------------
Section 4.02 are satisfied (or waived in accordance with Section 9.02).

          "Environmental Laws" means all laws, statutes, rules, regulations,
           ------------------
codes, ordinances, orders, decrees, judgments, injunctions, notices or binding agreements issued, promulgated or entered into by any Governmental Authority, relating in any way to the environment, the management, release or threatened release of any Hazardous Material or to health and safety matters, including without limitation the Comprehensive Environmental Response, Compensation and Liability Act, the Resource Conservation and Recovery Act, the Clean Air Act, the Federal Water Pollution Control Act, the Solid Waste Disposal Act, the Toxic Substances Control Act and the Safe Drinking Water Act.

          "Environmental Liability" means any liability, contingent or otherwise
           -----------------------
(including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of the Borrower or any Subsidiary directly or indirectly resulting from or based upon (a) violation of any Environmental Law,
(b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials,
(d) the release or threatened release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as
           -----
amended from time to time.

          "ERISA Affiliate" means any trade or business (whether or not
           ---------------
incorporated) that, together with the Borrower, is treated as a single employer under Section 414(b) or (c) of the Code or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under
Section 414 of the Code.

          "ERISA Event" means (a) any "reportable event", as defined in Section
           -----------
4043 of ERISA or the regulations issued thereunder with respect to a Plan (other than an event for which the 30-day notice period is waived); (b) the existence with respect to any Plan of an "accumulated funding deficiency" (as defined in Section 412 of the Code or Section 302 of ERISA), whether or not waived; (c) the filing pursuant to Section 412(d) of the Code or Section 303(d) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (d) the incurrence by the Borrower or any of its ERISA Affiliates of any liability under Title IV of ERISA with respect to the termination of any Plan;
(e) the receipt by the Borrower or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to an intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan; (f) the incurrence by the Borrower or any of its ERISA Affiliates of any liability with respect to the withdrawal or partial withdrawal from any Plan or Multiemployer Plan; or (g) the receipt by the Borrower or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from the Borrower or any ERISA Affiliate of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA.

          "Eurodollar", when used in reference to any Loan or Borrowing, refers
           ----------
to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Adjusted LIBOR Rate.

          "Event of Default" has the meaning assigned to such term in Article
           ----------------
VII.

          "Excess Cash Flow" means, for any period, the sum (without
           ----------------
duplication) of:

          (a) the consolidated net income or net loss of Borrower and its Subsidiaries; plus
                   ----

          (b) the aggregate amount of all non-cash charges deducted in arriving at net income or net loss; minus
                                -----

          (c) the aggregate amount of all scheduled repayments and voluntary and mandatory prepayments of Indebtedness of the Borrower and its Subsidiaries for borrowed money (excluding (i) payments on revolving credit facilities if such amounts remain available to be reborrowed, (ii) mandatory prepayments of the Loans pursuant to Section 2.09(b), (c) or (d), and (iii) repayments and prepayments of Indebtedness pursuant to refinancings permitted under Section 6.01(f) or (h); minus
                                             -----

          (d) the aggregate of cash Capital Expenditures; minus
                                                          -----

          (e) any net increases in working capital and any net decreases in deferred revenues; plus
                         ----

          (f) any net decreases in working capital and any net increases in deferred revenues; plus
                         ----

          (g) any cash payments received by the Borrower or its Subsidiaries from termination of interest rate swaps to the extent not included in net income or net loss; minus
                         -----

          (h) all cash payments made by the Borrower or its Subsidiaries in connection with termination of interest rate swaps to the extent not included in net income or net loss; plus
                                         ----

          (i) any extraordinary, unusual or non-recurring gains excluded from the calculation of net income or net loss, except to the extent such gains are non-cash gains; minus
                         -----

          (j) any extraordinary, unusual or non-recurring losses excluded from the calculation of net income or net loss, except to the extent such losses are non-cash losses; minus
                          -----

          (k) any gains attributable to any sale, transfer or other disposition of any property or asset of the Borrower or any Subsidiary to the extent included in any prepayment made pursuant to Section 2.09(b).

          "Exchange Act" means the Securities Exchange Act of 1934, as amended,
           ------------
and the rules and regulations promulgated thereunder, as amended, modified, succeeded, or replaced from time to time.

          "Excluded Taxes" means, with respect to the Administrative Agent or
           --------------
the Collateral Agent, any Lender or any other recipient of any payment to be made by or on account of any obligation of the Borrower hereunder, (a) net income, net profit or franchise taxes imposed by the United States of America, or by the jurisdiction under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable lending office is located or by any Governmental Authority of or in any of the foregoing, (b) any branch profits taxes imposed by the United States of America or any similar tax imposed by any other jurisdiction in which the Borrower, the Administrative Agent, the Collateral Agent, any Lender, or any other recipient of any payment to be made by or on account of any obligation of the Borrower hereunder, as applicable, is located or organized or by any Governmental Authority of or in any of the foregoing, (c) in the case of a Foreign Lender (other than an assignee pursuant to a request by the Borrower under Section 2.17(b)), any withholding tax that is imposed on amounts payable to such Foreign Lender at the time such Foreign Lender becomes a party to this Agreement (or designates a new lending office), except to the extent that such Foreign Lender (or its assignor, if any) was entitled, at the time of designation of a new lending office (or assignment), to receive additional amounts from the Borrower with respect to such withholding tax pursuant to
Section 2.15(a), and (d) any Taxes that are attributable to the failure of a Lender, the Administrative Agent, the Collateral Agent or any other recipient of any payment to be made by or on account of any obligation of the Borrower hereunder, as applicable, to fully comply with the certification requirements described in Sections 2.15(e) or 9.4(f).

          "Facility" means the senior secured facility in an aggregate original
           --------
principal amount of $153,500,000 created pursuant to this Agreement and the other Loan Documents.

          "FCC" means the Federal Communications Commission, or any other
           ---
similar or successor agency of the Federal government administering the Communications Act.

          "Federal Funds Effective Rate" means, for any day, the weighted
           ----------------------------
average (rounded upwards, if necessary, to the next 1/100 of 1%) of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average (rounded upwards, if necessary, to the next 1/100 of 1%) of the quotations for such day for such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

          "Financial Officer" means the chief financial officer, principal
           -----------------
accounting officer, treasurer or controller of the Borrower.

          "Fixed Charges" means, for any period, Cash Interest Expense for such
           -------------
period plus the aggregate amount of all scheduled payments of principal of all Indebtedness of the Borrower and its consolidated subsidiaries.

          "Foreign Lender" means any Lender that is not a "United States person"
           --------------
as defined in Section 7701(a)(30) of the Code.

          "GAAP" means generally accepted accounting principles in the United
           ----
States of America in effect from time to time.

          "Governmental Authority" means the government of the United States of
           ----------------------
America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

          "Guarantee" of or by any Person (the "guarantor") means any
           ---------                            ---------
obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation of any other Person (the "primary obligor") in any manner, whether directly or
                   ---------------
indirectly, and including any obligation of the guarantor, direct or indirect,
(a) to purchase or pay (or advance or supply funds for the purchase or payment
of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation or (d) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness or obligation; provided, that the term Guarantee shall not include
                            --------
endorsements for collection or deposit in the ordinary course of business.

          "Guarantor Security Agreement" means the Guarantor Security Agreement
           ----------------------------
by and between AGW and the Collateral Agent, substantially in the form of Exhibit D-2.

          "Guaranty Agreement" means the Guaranty Agreement among the
           ------------------
Subsidiaries and the Administrative Agent, substantially in the form of Exhibit
B.

          "Hazardous Materials"  means all explosive or radioactive substances
           -------------------
or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law.

          "Hedging Agreement" means any interest rate protection agreement,
           -----------------
foreign currency exchange agreement, commodity price protection agreement or other interest or currency exchange rate or commodity price hedging arrangement.

          "Indebtedness" of any Person means, without duplication, whether or
           ------------
not contingent; (a) all obligations of such Person for borrowed money or with respect to deposits or advances of any kind from a third party or, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person upon which interest charges are customarily paid (other than lease payments which are not Capital Lease Obligations and current accounts payable incurred in the ordinary course of business) to the extent interest is so accruing, (d) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person, (e) all obligations of such Person in respect of the deferred purchase price of property or services (excluding current accounts payable incurred in the ordinary course of business), (f) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed, (g) all Guarantees by such Person of Indebtedness of others, (h) all Capital Lease Obligations of such Person, (i) all obligations of such Person as an account party in respect of letters of credit and letters of guaranty, (j) all obligations of such Person in respect of bankers' acceptances, (k) net obligations under Hedging Agreements of such Person, and (l) the maximum redemption price of any shares in the capital of such Person which are subject to mandatory redemption or redemption at the option of the holder at any time prior to the Tranche 2 Maturity Date. The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person's ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor.

          "Indemnified Taxes" means Taxes other than Excluded Taxes.
           -----------------

          "Indenture" means the Indenture to be entered into by the Borrower and
           ---------
the Trustee for the holders of the senior subordinated discount notes issued thereunder.

          "Intellectual Property" means any patent or any trademark, trade name,
           ---------------------
copyright or service mark registrations, or any pending applications for the same.

          "Intercreditor Agreement" means the Intercreditor Agreement to be
           -----------------------
entered into among the Administrative Agent, the Collateral Agent and Bankers Trust Company contemporaneonsly the execution of the Indenture, substantially in the form of Exhibit F.

          "Interest Election Request" means a request by the Borrower to convert
           -------------------------
or continue a Borrowing in accordance with Section 2.05.

          "Interest Expense" means, for any period, the interest expense of the
           ----------------
Borrower and its consolidated Subsidiaries for such period (excluding amortization of debt discounts and other non-cash interest expense, but including Deferred Interest), including the portion of any rents payable under capital leases allocable to interest expense, all as determined on a consolidated basis in accordance with GAAP.

          "Interest Payment Date" means (a) with respect to any ABR Loan, the
           ---------------------
last day of each March, June, September and December and (b) with respect to any Eurodollar Loan, the last day of the Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a Eurodollar Borrowing with an Interest Period of more than three months' duration, each day prior to the last day of such Interest Period that occurs at intervals of three months' duration after the first day of such Interest Period.

          "Interest Period" means, with respect to any Eurodollar Borrowing, the
           ---------------
period commencing on the date of such Borrowing and ending on the numerically corresponding day in the calendar month that is one, two, three or six months thereafter, as the Borrower may elect; provided that (i) if any Interest Period
                                       --------
would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day and (ii) any Interest Period that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing.

          "Lenders" means each Person identified as a Lender on Schedule 2.01
           -------
and any other Person that shall have become a party hereto pursuant to an Assignment and Acceptance, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Acceptance.

          "LIBOR Rate" means, with respect to any Eurodollar Borrowing for any
           ----------
Interest Period, the rate appearing on Page 3750 of the Dow Jones Market Service (or on any successor or substitute page of such Service, or any successor to or substitute for such Service, providing rate quotations comparable to those currently provided on such page of such Service, as determined by the Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to dollar deposits in the London interbank market) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, as the rate for dollar deposits with a maturity comparable to such Interest Period. In the event that such rate is not available at such time for any reason, then the "LIBOR Rate" with respect to
                                                 ----------
such Eurodollar Borrowing for such Interest Period shall be the rate at which dollar deposits of $5,000,000 and for a maturity comparable to such Interest Period are offered by the principal London office of the Administrative Agent or, in the event the Administrative Agent is not a bank, The Chase Manhattan Bank in immediately available funds in the London interbank market at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period.

          "Licenses" means any and all licenses (excluding PCS Licenses),
           --------
permits, easements, public and private rights-of-way and other access agreements, registrations, municipal/local and other government approvals, consents or other authority necessary for the Borrower and its Subsidiaries (as applicable) to operate and manage the Network.

          "Lien" means, with respect to any asset of the Borrower or any
           ----
Subsidiary, as applicable, (a) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset,
(b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

          "Like Kind Exchange" means the transfer by the Borrower or a
           ------------------
Subsidiary (other than AGW) of property or equipment with a fair market value of less than $5 million to a Person who is not an Affiliate of the Borrower in exchange for property or equipment that is used or useful in the business of the Borrower and its Subsidiaries and has a fair market value at least equal to the fair market value of the property or equipment so transferred.

          "Loan Documents" means this Agreement, the Guaranty Agreement and the
           --------------
Security Documents and any notes or other instruments or agreements issued or executed pursuant to any of the foregoing.

          "Loans" means Tranche 1 Loans and Tranche 2 Loans.
           -----

          "Lucent" means Lucent Technologies Inc.
           ------

          "Management Agreement Breach" has the meaning assigned to such term in
           ---------------------------
the Consent as in effect on the Closing Date.

          "Material Adverse Change" means any change that has, or would have, a
           -----------------------
Material Adverse Effect.

          "Material Adverse Effect" means a material adverse effect on (a) the
           -----------------------
business, assets, operations or condition, financial or otherwise, of the Borrower and the Subsidiaries taken as a whole, (b) the ability of the Borrower or its Subsidiaries to perform any of their material obligations under any Loan Document or (c) the material rights of or benefits available to the Lenders under any Loan Document.

          "Material Indebtedness" means Indebtedness (other than the Loans), or
           ---------------------
obligations in respect of one or more Hedging Agreements, of any of the Borrower and/or its

Subsidiaries in an aggregate principal amount exceeding US$5,000,000.
For purposes of determining Material Indebtedness, the "principal amount" of the obligations of the Borrower or any Subsidiary in respect of any Hedging Agreement at any time shall be the maximum aggregate amount (giving effect to any netting agreements) that the Borrower or such Subsidiary would be required to pay if such Hedging Agreement were terminated at such time.

          "Maturity Date" means (i) for Tranche 1 Loans, June 6, 2007 and (ii)
           -------------
for Tranche 2 Loans, September 30, 2008.

          "Moody's" means Moody's Investors Service, Inc.
           -------

          "Mortgage" means a mortgage, deed of trust, assignment of leases and
           --------
rents, leasehold mortgage or other security document granting a Lien on any Mortgaged Property to secure the Obligations. Each Mortgage shall be in form and substance reasonably satisfactory to the Collateral Agent.

          "Mortgaged Property" means each parcel of real property and
           ------------------
improvements thereto with respect to which a Mortgage is granted pursuant to
Section 5.11 or 5.12.

          "Multiemployer Plan" means a multiemployer plan as defined in Section
           ------------------
4001(a)(3) of ERISA.

          "Net Proceeds" means, with respect to any event (a) the cash proceeds
           ------------
received in respect of such event including (i) any cash received in respect of any non-cash proceeds, but only as and when received, (ii) in the case of a casualty, insurance proceeds, and (iii) in the case of a condemnation or similar event, condemnation awards and similar payments, net of (b) the sum of (i) all reasonable fees and out-of-pocket expenses paid by the Borrower and the Subsidiaries to third parties (other than Affiliates) in connection with such event, (ii) in the case of a sale or other disposition of an asset (including pursuant to a casualty or condemnation), the amount of all payments required to be made by the Borrower and the Subsidiaries as a result of such event to repay Indebtedness (other than Loans) secured by such asset or otherwise subject to mandatory prepayment as a result of such event, (iii) in the case of an underwritten offering of securities, the amount of all underwriting discounts and commissions, and (iv) the amount of all taxes paid (or reasonably estimated to be payable) by the Borrower and the Subsidiaries, and the amount of any reserves established by the Borrower and the Subsidiaries to fund contingent liabilities reasonably estimated to be payable, in each case during the year that such event occurred or the next succeeding year and that are directly attributable to such event (as determined reasonably and in good faith by the chief financial officer of the Borrower).

          "Network" means the wireless PCS telecommunications network to be
           -------
operated and managed by the Borrower and its Subsidiaries pursuant to the Sprint Management Agreement.

          "Note" means the Secured Promissory Note in the principal amount of
           ----
$10,000,000 issued by the Borrower on June 15, 1999 in favor of Lucent.

          "Obligations" means any and all Loans and all other obligations,
           -----------
liabilities and indebtedness of every kind, nature and description owing by the Borrower, the Guarantors or any

Subsidiary to the Administrative Agent, the Collateral Agent or any Lender and/or their Affiliates under any Loan Document or any Hedging Agreement with any Person who is a Lender or Affiliate thereof at the time such Hedging Agreement is entered into, including without limitation principal, interest, charges, fees, penalties, indemnifications, reimbursements, damages, costs and expenses, however evidenced, whether as principal, surety, endorser, guarantor or otherwise, in each case arising under this Agreement, the Guarantees, any other Loan Document, whether now existing or hereafter arising, whether arising before, during or after the term of this Agreement or after the commencement of any case with respect to the Borrower, a Guarantor or any Subsidiary under the United States Bankruptcy Code or any similar statute (including, without limitation, the payment of interest and other amounts which would accrue and become due but for the commencement of such case), whether direct or indirect, absolute or contingent, joint or several, due or not due, primary or secondary, liquidated or unliquidated, secured or unsecured, and however acquired.

          "Other Taxes" means any and all present or future stamp or documentary
           -----------
taxes or any other excise or property taxes, charges or similar levies arising from any payment made under any Loan Document or from the execution, delivery or enforcement of, or otherwise with respect to, any Loan Document.

          "Payment Date" means each of (a) the last day of each March, June,
           ------------
September or December beginning (i) December of 2002 in the case of Tranche 1 Loans and (ii) March of 2004 in the case of Tranche 2 Loans, and (b) the Maturity Date.

          "PBGC" means the Pension Benefit Guaranty Corporation referred to and
           ----
defined in ERISA and any successor entity performing similar functions.

          "PCS" means personal communications services.
           ---

          "PCS License" means any license obtained by or on behalf of SprintCom,
           -----------
Inc. and/or its Affiliates to provide PCS for the service areas which will be managed by the Borrower pursuant to the Sprint Management Agreement from time to time.

          "PCS Subscribers" means customers receiving PCS provided by the
           ---------------
Network.

          "Permitted Encumbrances" means:
           ----------------------

          (a) Liens imposed by law for taxes, assessments or other governmental charges that are not yet due or are being contested in compliance with
     Section 5.05;

          (b) carriers', warehousemen's, mechanics', materialmen's, repairmen's and other like Liens imposed by law, arising in the ordinary course of business and securing obligations that are not overdue by more than 30 days or are being contested in compliance with Section 5.05;

          (c) pledges and deposits made in the ordinary course of business in compliance with workers' compensation, unemployment insurance and other social security laws or regulations;

          (d) any interest or title of a lessor in any property subject to any lease otherwise permitted by the Loan Documents;

          (e) deposits to secure the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case in the ordinary course of business;

          (f) easements, zoning restrictions, rights-of-way and similar encumbrances on real property imposed by law or arising in the ordinary course of business that do not secure any monetary obligations and do not materially detract from the value of the affected property or interfere with the ordinary conduct of business of the Borrower or any Subsidiary; and

          (g) (i) leases or subleases granted to others with respect to interests in towers owned or leased by AGW and (ii) other leases or subleases granted to others with respect to real property owned or leased by AGW so long as the annual aggregate rent received by or on behalf of AGW for each such lease or sublease does not exceed $5,000 per fiscal year;

provided that the term "Permitted Encumbrances" shall not include any Lien
--------
securing Indebtedness.

          "Permitted Investments" means:
           ---------------------

          (a) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States of America), in each case maturing within one year from the date of acquisition thereof;

          (b) investments in commercial paper maturing within 270 days from the date of acquisition thereof and having, at such date of acquisition, the highest credit rating obtainable from S&P or from Moody's;

          (c) investments in certificates of deposit, banker's acceptances and time deposits maturing within 180 days from the date of acquisition thereof and overnight bank deposits issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, any domestic office of any commercial bank organized under the laws of the United States of America or any State thereof which has a combined capital and surplus of not less than $500,000,000;

          (d) fully collateralized repurchase agreements with a term of not more than 30 days for securities described in clause (a) above and entered into with a financial institution satisfying the criteria described in clause (c) above; and

          (e) money market funds at least 95% of the assets of which constitute Permitted Investments of the kinds described in clauses (a)-(d) above and Strategic

     Cash Management program funds offered by DLJ Investment Management Corp. or comparable funds offered by similar banks or institutions.

          "Permitted Refinancing" has the meaning set forth in Section 6.01(j).
           ---------------------

          "Person" means any natural person, individual, corporation, limited
           ------
liability company, limited liability partnership, trust, business trust, joint venture, association, company, sole proprietorship, unincorporated association, joint stock corporation, partnership, Governmental Authority or other entity.

          "Plan" means any employee pension benefit plan (other than a
           ----
Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA, and in respect of which the Borrower or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA.

          "Pledge Agreement" means the Pledge Agreement between or among the
           ----------------
Borrower and the Administrative Agent and/or the Collateral Agent, substantially in the form of Exhibit C.

          "POPS" means, with respect to any geographic area, the population of
           ----
such geographic area as measured by the population data maintained for the year 1998 by Equifax/NDS and as used in Schedule 2.1 to the Sprint Management Agreement.

          "Prime Rate" means the rate of interest per annum publicly announced
           ----------
from time to time by The Chase Manhattan Bank (or, if the Administrative Agent is a commercial bank, by the Administrative Agent) as its prime rate in effect at its principal office in New York City; each change in the Prime Rate shall be effective from and including the date such change is publicly announced as being effective.

          "Real Estate Assets" has the meaning set forth in Section 3.05(b).
           ------------------

          "Register" has the meaning set forth in Section 9.04.
           --------

          "Related Parties" means, with respect to any specified Person, such
           ---------------
Person's Affiliates and the respective directors, officers, employees, agents and advisors of such Person and such Person's Affiliates.

          "Required Lenders" means (a) at any time that Lucent and its
           ----------------
Affiliates, if any, who are Lenders have Loans and unused Commitments representing in excess of 50% of the sum of all Loans outstanding and unused Commitments at such time, each of (i) Lucent and such Affiliates who are Lenders at such time and (ii) other Lenders having Loans and unused Commitments representing in excess of 50% of the sum of all Loans outstanding and held by, and unused Commitments of, such other Lenders (exclusive of Lucent) at such time and (b) at any other time, Lenders having Loans and unused Commitments representing in excess of 50% of the sum of all Loans outstanding and unused Commitments at such time.

          "Requirement of Law" means, as to any Person, the certificate of
           ------------------
incorporation or formation and by-laws, the partnership agreement, the operating agreement or other organizational or governing documents of such Person, and any law, statute, code, ordinance, treaty, rule or regulation, or determination, judgment, writ, injunction, requirement, decree or order of an arbitrator or a court of other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is bound or subject.

          "Restricted Payment" means (a) any dividend or other distribution
           ------------------
(whether in cash, securities or other property) with respect to any equity interest in or shares of any class of capital stock of the Borrower or any Subsidiary, or (b) any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any equity interest in or shares of any class of capital stock of the Borrower or any Subsidiary or any option, warrant or other right to acquire any such equity interest in or shares of capital stock of the Borrower or any Subsidiary.

          "S&P" means Standard & Poor's.
           ---

          "Secured Parties" means each of the Lenders, the Administrative Agent
           ---------------
and the Collateral Agent.

          "Security Agreement" means the Security Agreement by and between the
           ------------------
Borrower and the Collateral Agent, substantially in the form of Exhibit D-1.

          "Security Documents" means the Mortgages, the Pledge Agreement, the
           ------------------
Security Agreement, the Guarantor Security Agreement, the Consent, the Intercreditor Agreement and each other security agreement or other instrument or document executed and delivered pursuant to Section 5.11 or 5.12 to secure the Obligations.

          "Senior Secured Debt" means, at any time, Total Debt of the Borrower
           -------------------
at such time for which the Borrower's payment or performance obligations thereunder are secured by any assets, rights or other tangible or intangible property of the Borrower or any Subsidiary, excluding any portion thereof which by its terms is subordinate in right of payment to the prior payment in full of the Loans and permitted by Section 6.01(h).

          "Sprint Affiliation Agreements" means the agreements entered into
           -----------------------------
between the Borrower and Sprint PCS and/or its Affiliate(s) which are set forth on Schedule 1.01.

          "Sprint Management Agreement" means that certain Sprint PCS Management
           ---------------------------
Agreement between SprintCom, Inc. and Borrower, dated as of July 22, 1998.

          "Statutory Reserve Rate" means a fraction (expressed as a decimal),
           ----------------------
the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Board to which any commercial banks subject to regulation by the Board are subject with respect to the Adjusted LIBOR Rate, for eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in

Regulation D of the Board). Such reserve percentages shall include those imposed pursuant to such Regulation D. Eurodollar Loans shall be deemed to constitute eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under such Regulation D or any comparable regulation. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

          "subsidiary" means, with respect to any Person (the "parent") at any
           ----------                                          ------
date, any corporation, limited liability company, partnership, association or other entity the accounts of which would be consolidated with those of the parent in the parent's consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, limited liability company, partnership, association or other entity (a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held, or (b) that is, as of such date, otherwise Controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent.

          "Subsidiary" means any subsidiary of the Borrower.
           ----------

          "Supply Agreement" means that certain PCS Procurement and Services
           ----------------
Contract dated July 31, 1998 between the Borrower and Lucent, as amended, supplemented or modified from time to time.

          "Taxes" means any and all present or future taxes, levies, imposts,
           -----
duties, deductions, charges or withholdings imposed by any Governmental
Authority.

          "Total Capitalization" means, at any time, the sum of (a) Total Debt
           --------------------
outstanding on such date plus (b) Contributed Capital on such date determined in
                         ----
accordance with GAAP plus (c) if positive, the retained earnings of the Borrower
                     ----
on such date determined in accordance with GAAP minus (e) the aggregate amount
                                                -----
of Restricted Payments to the extent such Restricted Payments have not already reduced retained earnings (directly or through net income).

          "Total Debt" means, at any time, (a) the accreted value of all
           ----------
Indebtedness of the Borrower and its consolidated Subsidiaries for borrowed money, in the case of any such Indebtedness issued with original issue discount, and (b) the outstanding principal amount of all Indebtedness of the Borrower and its consolidated Subsidiaries for borrowed money (including Capital Lease Obligations) at such time, and including any capitalized interest with respect to such Indebtedness, in the case of such Indebtedness other than Indebtedness issued with original issue discount, minus (c) at any time prior to January 1,
                                     -----
2005 all Indebtedness outstanding included in clause (a) of this definition of Total Debt; provided that interest on such Indebtedness accretes and is not payable in cash any time prior to January 1, 2005, in each case as determined on a consolidated basis in accordance with GAAP.

          "Tranche 1 Availability Period" means the period commencing on the
           -----------------------------
Closing Date and ending on June 30, 2000.

          "Tranche 1 Commitment" means, with respect to each Lender, the
           --------------------
commitment, if any, of such Lender to make Tranche 1 Loans hereunder, expressed as an amount representing the maximum principal amount of the Tranche 1 Loans to be made by such Lender hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.06 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04. The initial amount of each Lender's Tranche 1 Commitment is set forth on Schedule 2.01, or in the Assignment and Acceptance pursuant to which such Lender shall have assumed its Tranche 1 Commitment, as applicable. The initial aggregate amount of the Lenders' Tranche 1 Commitments is $13,500,000.

          "Tranche 1 Loan" means a Tranche 1 Loan made pursuant to Section 2.01.
           --------------

          "Tranche 2 Availability Period" means the period commencing on October
           -----------------------------
1, 2000 and ending on September 30, 2003.

          "Tranche 2 Commitment" means, with respect to each Lender, the
           --------------------
commitment, if any, of such Lender to make Tranche 2 Loans hereunder during the Tranche 2 Availability Period, expressed as an amount representing the maximum principal amount of the Tranche 2 Loans to be made by such Lender hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.06 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04. The initial amount of each Lender's Tranche 2 Commitment is set forth on Schedule 2.01, or in the Assignment and Acceptance pursuant to which such Lender shall have assumed its Tranche 2 Commitment, as applicable. The initial aggregate amount of the Lenders' Tranche 2 Commitments is $140,000,000.

          "Tranche 2 Loan" means a Tranche 2 Loan made pursuant to Section 2.01.
           --------------

          "Transactions" means the execution, delivery and performance by the
           ------------
Borrower and any Subsidiary of the Loan Documents to which it is to be a party, the borrowing of Loans and the use of the proceeds thereof.

          "Type", when used in reference to any Loan or Borrowing, refers to
           ----
whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to the Adjusted LIBOR Rate or the Alternate Base Rate.

          "Withdrawal Liability" means liability to a Multiemployer Plan as a
           --------------------
result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

          "Year 2000 Problem" has the meaning set forth in Section 3.18.
           -----------------

          SECTION 1.02. Classification of Loans and Borrowings. For purposes of
                        --------------------------------------
this Agreement, Loans may be classified and referred to by Class (e.g., a
                                                                  ----
"Tranche 1 Loan") or by Type (e.g., a "Eurodollar Loan") or by Class and Type
                              ----
(e.g., a "Eurodollar Tranche 1 Loan"). Borrowings also may be classified and
 ----
referred to by Class (e.g., a "Tranche 1 Borrowing") or by Type (e.g., a
                      ----                                       ----
"Eurodollar Borrowing") or by Class and Type (e.g., a "Eurodollar Tranche 1
                                              ----
Borrowing").

          SECTION 1.03. Terms Generally. The definitions of terms herein shall
                        ---------------
apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". The word "will" shall be construed to have the same meaning and effect as the word "shall". Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person's successors and assigns, (c) the words "herein", "hereof" and "hereunder", and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement and (e) the words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts, contract rights, licenses and intellectual property.

          SECTION 1.04.  Accounting Terms; GAAP.  Except as otherwise
                         ----------------------
expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided
                                                                      --------
that, if the Borrower notifies the Administrative Agent that the Borrower requests an amendment to any provision hereof to eliminate the effect of any change occurring after the date hereof in GAAP or in the application thereof on the operation of such provision (or if the Administrative Agent notifies the Borrower that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith.

                                  ARTICLE II

                                     LOANS
                                     -----

          SECTION 2.01.    Commitments.  Subject to the terms and conditions
                           -----------
set forth in this Agreement, each Lender severally agrees to make Loans to the Borrower from time to time during the applicable Availability Period in the amount of its pro rata share of such Loans as the Borrower may request under
Section 2.02, in an aggregate principal amount not to exceed such Lender's pro rata share of the Commitments, as described in Schedule 2.01. Amounts repaid in respect of Loans may not be reborrowed.

          SECTION 2.02.    Loans and Borrowings.
                           --------------------
          (a) Each Loan shall be made as part of a Borrowing consisting of Loans of the same Class and Type made by the Lenders ratably in accordance with their respective Commitments of the applicable Class. The failure of any Lender to make any Loan required to be made by it shall not relieve any other Lender of its obligations hereunder; provided that the
                                     --------

Commitments of the Lenders are several and no Lender shall be responsible for any other Lender's failure to make Loans as required.

          (b) Subject to Section 2.12, each Borrowing shall be comprised entirely of ABR Loans or Eurodollar Loans as the Borrower may request in accordance herewith. Each Lender at its option may make any Eurodollar Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan; provided that any exercise of such option shall not affect the obligation
      --------
of the Borrower to repay such Loan in accordance with the terms of this Agreement.

          (c) The proceeds of the Facility shall be utilized solely (i) to finance the costs of equipment and services purchased by the Borrower from Lucent under the Supply Agreement, (ii) to repay the outstanding principal amount under the Note, and (iii) for general corporate purposes. None of the proceeds will be used, directly or indirectly, for the purpose of purchasing or carrying any margin security or for the purposes of reducing or retiring any indebtedness which was originally incurred to purchase or carry any margin security or for any other purpose which might cause any of the Loans to be considered a "purpose credit" within the meaning of Regulation U of the Board of Governors of the Federal Reserve System, as amended. Borrowings of more than one Type and Class may be outstanding at the same time; provided that there shall
                                                    --------
not at any time be more than a total of eight Eurodollar Borrowings outstanding.

          (d) Notwithstanding any other provision of this Agreement, the Borrower shall not be entitled to request, or to elect to convert or continue, any Borrowing as a Eurodollar Borrowing if the Interest Period requested with respect thereto would end after the Maturity Date.

          SECTION 2.03. Requests for Borrowings. To request a Borrowing, the
                        -----------------------
Borrower shall notify the Administrative Agent of such request by telephone (a) at any time Lucent is a Lender, not later than 12:00 (noon), New York City time, four Business Days before the date of the proposed Borrowing, or (b) at any time that Lucent is not a Lender (i) in the case of Eurodollar Borrowing, not later than 12:00 (noon), New York City time, three Business Days before the date of the proposed Borrowing or (ii) in the case of an ABR Borrowing, not later than 12:00 (noon), New York City time on the Business Day before the date of the proposed Borrowing; provided that the Borrower may make no more than one request
                    --------
for a Borrowing in any single calendar month (it being understood that all Borrowings made by the Borrower on the same date shall be treated as a single request for a Borrowing for purposes of this limitation). Each such telephonic Borrowing Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the Administrative Agent of a written Borrowing Request signed by the Borrower. Each such telephonic and written Borrowing Request shall specify the following information in compliance with Section 2.02:

          (i) whether the requested Borrowing is to be a Tranche 1 Borrowing or a Tranche 2 Borrowing;

          (ii) the aggregate amount of such Borrowing and the use of proceeds therefrom (and, if such proceeds are to be used to finance the cost of equipment, such written Borrowing Request shall attach copies of invoices issued by Lucent and/or third party vendors for which such proceeds are to be used);

          (iii)  the date of such Borrowing, which shall be a Business Day;

          (iv) whether such Borrowing is to be an ABR Borrowing or a Eurodollar Borrowing;

          (v)    in the case of a Eurodollar Borrowing, the initial Interest

     Period to be applicable thereto, which shall be a period contemplated by the definition of the term "Interest Period"; and

          (vi) the location and number of the account or accounts to which funds are to be disbursed, which shall comply with the requirements of
     Section 2.04.

If no election as to the Type of Borrowing is specified, then the requested Borrowing shall be an ABR Borrowing. If no Interest Period is specified with respect to any requested Eurodollar Borrowing, then the Borrower shall be deemed to have selected an Interest Period of one month's duration. Promptly following receipt of a Borrowing Request in accordance with this Section, the Administrative Agent shall advise each Lender of the details thereof and of the amount of such Lender's Loan to be made as part of the requested Borrowing.

          SECTION 2.04.    Funding of Borrowings.
                           ---------------------

          (a) Each Lender shall make each Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds by 12:00 noon, New York City time, to the account of the Administrative Agent most recently designated by it for such purpose by notice to the Lenders. The Administrative Agent will make such Loans available to the Borrower by promptly crediting the amounts so received, in like funds, to an account of the Borrower maintained with the Administrative Agent (or a bank designated by the Administrative Agent) in New York City and designated by the Borrower in the applicable Borrowing Request. Notwithstanding the foregoing, if the proceeds of any Borrowing are to be used to make any payment to or for the account of Lucent or any Affiliate thereof (i) if Lucent or any Affiliate thereof is a Lender, then Lucent or such Affiliate may make its Loan or Loans or portions thereof by crediting the amount thereof against the payment obligations to Lucent or any such Affiliate and shall be deemed to have made a Loan in the amount of such credit and (ii) the Administrative Agent will make the Loans of the other Lenders available to the Borrower by promptly crediting the amounts so received from such other Lenders, in immediately available funds, to the account designated by Lucent, to the extent of the proceeds of such Loans designated to be used to make payments to Lucent or any of its Affiliates (after giving effect to any credits pursuant to clause (i) above) and the balance, if any, of such proceeds shall be made available to the Borrower as provided in the preceding sentence.

          (b) Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender's share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with paragraph (a) of this Section and may, in reliance upon such assumption, make available to the Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and the Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Administrative Agent, at (i) in the case of such Lender, the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation or (ii) in the case of the Borrower, the interest rate applicable to ABR Loans. If such Lender pays such amount to the Administrative Agent, then such amount shall constitute such Lender's Loan included in such Borrowing.

          SECTION 2.05.    Interest Elections
                           ------------------

          (a) Each Borrowing initially shall be of the Type specified in the applicable Borrowing Request and, in the case of a Eurodollar Borrowing, shall have an initial Interest Period as specified in such Borrowing Request. Thereafter, the Borrower may elect to convert such Borrowing to a different Type or to continue such Borrowing and, in the case of a Eurodollar Borrowing, may elect Interest Periods therefor, all as provided in this Section. The Borrower may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably among the Lenders holding the Loans comprising such Borrowing, and the Loans comprising each such portion shall be considered a separate Borrowing.

          (b) To make an election pursuant to this Section, the Borrower shall notify the Administrative Agent of such election by telephone by the time that a Borrowing Request would be required under Section 2.03 if the Borrower were requesting a Borrowing of the Type resulting from such election to be made on the effective date of such election. Each such telephonic Interest Election Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the Administrative Agent of a written Interest Election Request in a form approved by the Administrative Agent and signed by the Borrower.

          (c) Each telephonic and written Interest Election Request shall specify the following information in compliance with Section 2.02 and paragraph
(f) of this Section:

          (i) the Borrowing to which such Interest Election Request applies and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to clauses (iii) and (iv) below shall be specific for each resulting Borrowing);

          (ii) the effective date of the election made pursuant to such Interest Election Request, which shall be a Business Day;

          (iii) whether the resulting Borrowing is to be an ABR Borrowing or a Eurodollar Borrowing; and

          (iv) if the resulting Borrowing is a Eurodollar Borrowing, the Interest Period to be applicable thereto after giving effect to such election, which shall be a period contemplated by the definition of the term "Interest Period".

If any such Interest Election Request requests a Eurodollar Borrowing but does not specify an Interest Period, then the Borrower shall be deemed to have selected an Interest Period of one month's duration.

          (d) Promptly following receipt of an Interest Election Request, the Administrative Agent shall advise each Lender of the details thereof and of such Lender's portion of each resulting Borrowing.

          (e) If the Borrower fails to deliver a timely Interest Election Request with respect to a Eurodollar Borrowing prior to the end of the Interest Period applicable thereto, then, unless such Borrowing is repaid as provided herein, at the end of such Interest Period such Borrowing shall be converted to an ABR Borrowing. Notwithstanding any contrary provision hereof, if an Event of Default has occurred and is continuing then, so long as an Event of Default is continuing (i) no outstanding Borrowing may be converted to or continued as a Eurodollar Borrowing and (ii) unless repaid, each Eurodollar Borrowing shall be converted to an ABR Borrowing at the end of the Interest Period applicable thereto.

          (f) A Borrowing of any Class may not be converted to or continued as a Eurodollar Borrowing if after giving effect thereto (i) the Interest Period therefor would commence before and end after a date on which any principal of the Loans of such Class is scheduled to be repaid and (ii) the sum of the aggregate principal amount of outstanding Eurodollar Borrowings of such Class with Interest Periods ending on or prior to such scheduled repayment date plus the aggregate principal amount of outstanding ABR Borrowings of such Class would be less than the aggregate principal amount of Loans of such Class required to be repaid on such scheduled repayment date.

          SECTION 2.06.    Termination, Reduction and Increase of Commitments.
                           --------------------------------------------------

          (a) Unless previously terminated, (i) the Tranche 1 Commitments and,
(ii) the Tranche 2 Commitments shall terminate on the applicable Availability Termination Date.

          (b) The Commitment(s) of each Lender shall be reduced on the date of each Tranche 1 Loan or Tranche 2 Loan made by such Lender by an amount equal to such Loans.

          (c) In the event that a prepayment would be required pursuant to paragraph (b), (c) or (d) of Section 2.09, the Commitments shall be reduced by an amount equal to the excess, if any, of the amount of the required prepayment over the aggregate principal amount of Loans then outstanding, if any.

          (d) The Borrower may at any time without premium or penalty terminate, or from time to time reduce, the Commitments of any Class; provided that each
                                                           --------
reduction of the Commitments of any Class pursuant to this paragraph (d) shall be in an amount that is not less than $1,000,000.

          (e) The Borrower shall notify the Administrative Agent of any election to terminate or reduce the Commitments under paragraph (d) of this Section at least three Business Days prior to the effective date of such termination or reduction, specifying such election and the effective date thereof. Promptly following receipt of any such notice, the Administrative Agent shall advise the Lenders of the contents thereof. Each notice delivered by the Borrower pursuant to this Section shall be irrevocable. Any termination or reduction of the Commitments of any Class shall be permanent. Each reduction of the Commitments of any Class pursuant to paragraph (c) or (d) of this Section shall be made ratably among the Lenders of such Class in accordance with their respective Commitments of such Class. In the event of any reduction of Commitments under paragraph (c) or (d) above at a time when Commitments of more than one Class remain in effect, such reduction shall be applied so that the aggregate amount of such reduction is allocated between the Tranche 1 Commitments and Tranche 2 Commitments pro rata based on the aggregate amount of the Commitments of each such Class then in effect.

          SECTION 2.07.    Repayment of Loans; Evidence of Debt.
                           ------------------------------------

          (a) The Borrower hereby unconditionally promises to pay to the Administrative Agent for the account of each Lender the then unpaid principal amount of each Loan of such Lender as provided in Section 2.08.

          (b) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.

          (c) The Administrative Agent shall maintain accounts in which it shall record (i) the amount of each Loan made hereunder, the Class and Type thereof and the Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder for the account of the Lenders and each Lender's share thereof.

          (d) The entries made in the accounts maintained pursuant to paragraph
(b) or (c) of this Section shall be prima facie evidence of the existence and
                                    ----- -----
amounts of the obligations recorded therein; provided that the failure of any
                                             --------
Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrower to repay the Loans in accordance with the terms of this Agreement.

          (e) Any Lender may request that Loans of any Class made by it be evidenced by a promissory note. In such event, the Borrower shall prepare, execute and deliver to such Lender a promissory note payable to the order of such Lender (or, if requested by such Lender, to such Lender and its registered assigns) and in a form approved by the Administrative Agent. Thereafter, the Loans evidenced by such promissory note and interest thereon shall at all times (including after assignment pursuant to Section 9.04) be represented by one or more promissory notes in such form payable to the order of the payee named therein (or, if such promissory note is a registered note, to such payee and its registered assigns).

          SECTION 2.08.    Amortization of Loans.
                           ---------------------

          (a) Subject to adjustment pursuant to paragraph (c) of this Section, the Borrower shall repay all outstanding Tranche 1 and Tranche 2 Borrowings in nineteen consecutive quarterly installments payable on each applicable Payment Date, each such installment to be in an aggregate principal amount equal to the product of the sum of all Tranche 1 Loans and Tranche 2 Loans made to the Borrower hereunder and (i) for the first eight payments, 3.75%, (ii) for the next four payments, 5.0%, (iii) for the next six payments, 7.143%, and (iv) for the final payment on the applicable Maturity Date 7.142%.

          (b) To the extent not previously paid, all Loans shall be due and payable on the applicable Maturity Date.

          (c) Any prepayment of a Borrowing of any Class shall be applied to reduce the subsequent scheduled repayments of the Borrowings of such Class to be made pursuant to this Section in reverse chronological order.

          SECTION 2.09.    Prepayment of Loans.
                           -------------------
          (a) The Borrower may at any time and from time to time prepay any Borrowing in whole or in part, without premium or penalty subject to the requirements of this Section and the payment of any applicable fees pursuant to
Section 2.14, upon not less than 30 days' prior written notice to the Administrative Agent. Partial prepayment made pursuant to this Section 2.09(a) shall be in an aggregate principal amount of $1,000,000 and multiples thereof.

          (b) If and on each occasion that any Net Proceeds are received by or on behalf of the Borrower or any Subsidiary in respect of any sale, transfer or other disposition (including pursuant to a sale and leaseback transaction but excluding issuances of capital stock of the Borrower) of any property or asset of the Borrower or any Subsidiary (other than dispositions: (V) in the form of a Like Kind Exchange, provided that the Borrower shall deliver to the Administrative Agent an officer's certificate certifying that such exchange is a Like Kind Exchange hereunder, (W) the aggregate Net Proceeds of which are less than $1,000,000 in any single calendar year, (X) of inventory or used, obsolete or surplus equipment in the ordinary course of business, (Y) between the Borrower and its wholly-owned Subsidiaries (other than AGW, excluding transfers or assignment of interests in real property to AGW by the Borrower or another Subsidiary) and (Z) of investments described in clauses (i) or (iii) of Section 6.04), or any casualty or other damage to, or any taking under force of eminent domain or by condemnation or similar proceeding of, any property or assets of the Borrower or any Subsidiary, the Borrower shall, to the extent such Net Proceeds are not reinvested in property or assets used or useful in the business of the Borrower and its Subsidiaries within 180 days of receipt thereof, prepay Borrowings outstanding (or if no Borrowings are then outstanding, reduce the Commitments) in an aggregate amount equal to such Net Proceeds.

          (c) Upon the prepayment of any Indebtedness incurred pursuant to a vendor financing arrangement (other than such Indebtedness incurred pursuant to
Section 6.01(d) or 6.01(i)) or other bank or credit facility of (or Guaranteed
by) the Borrower or any Subsidiary (other than prepayments permitted by Section 6.09(b) or prepayments of Borrower's Indebtedness to Nations Bank and [ * ] in the aggregate principal amounts of $1,000,000 and $7,700,000, respectively), the Borrower shall, within three Business Days after such prepayment, prepay Borrowings in aggregate principal amount equal to the product of

------------------------
*Portions of the specified exhibit has been omitted pursuant to a request for confidential treatment and filed separately with the commission.

(x) the aggregate principal amount of Loans outstanding and (y) a fraction, the numerator of which is the aggregate principal amount of such Indebtedness so prepaid and the denominator of which is the aggregate principal amount of Indebtedness of (or Guaranteed by) the Borrower or any Subsidiary (excluding (i) Indebtedness in respect of the Loans and (ii) Indebtedness in respect of the senior subordinated discount notes issued pursuant to the Indenture or any Permitted Refinancing thereof) outstanding (immediately prior to such prepayment of Indebtedness). Upon a prepayment of Indebtedness in connection with a Permitted Refinancing of such Indebtedness, the Borrower shall prepay Borrowings, within three Business Days of such Permitted Refinancing, in an amount equal to amount by which the aggregate principal amount of Indebtedness incurred pursuant to such Permitted Refinancing exceeds the outstanding principal amount of the Indebtedness prepaid including accrued interest and premiums (as determined immediately prior to the Permitted Refinancing) in connection therewith.

          (d) Following the end of each fiscal year of the Borrower, commencing with the fiscal year beginning in 2002, the Borrower shall prepay Borrowings in an aggregate amount equal to sixty percent (60%) of Excess Cash Flow for such fiscal year, or, if Borrower's ratio of Total Debt to Total Capitalization is
 .65 to 1 or less for the most recent period for which quarterly or annual financial statements are available, Borrower shall prepay Borrowings in an aggregate amount equal to fifty percent (50%) of such Excess Cash Flow. Each prepayment pursuant to this subsection shall be made within 90 days after the end of the year for which Excess Cash Flow is calculated.

          (e) All prepayments pursuant to this Section 2.09 shall be applied, at the option of the Lenders, to principal payments in the inverse order of their maturity or on a pro rata basis to all principal payments then outstanding.

          SECTION 2.10.    Fees.
                           ----

          (a) The Borrower agrees to pay to the Administrative Agent for the account of each Lender a Commitment Fee, which shall accrue (i) at the rate of 1.50% per annum on the average daily undrawn amount of the Tranche 1 Commitment of such Lender during the period from and including June 6, 1999 to but excluding the applicable Availability Termination Date, (ii) at the rate of 3.75% per annum (or 1.50% per annum after thirty percent of the aggregate Tranche 2 Commitments shall have been borrowed) on the average daily undrawn amount of each Tranche 2 Commitment of such Lender during the period from and including the Closing Date to but excluding January 1, 2001, and (iii) at the rate of 4.50% per annum (or 1.50% per annum after thirty percent of the aggregate Tranche 2 Commitments shall have been borrowed) on the average daily undrawn amount of each Tranche 2 Commitment of such Lender during the period from and including January 1, 2001 until the Tranche 2 Availability Termination Date. Accrued Commitment Fees shall be payable in arrears on the last day of March, June, September and December of each year and on the applicable Availability Termination Date, commencing on the first such date to occur after the date of this Agreement. All Commitment Fees shall be computed on the basis of a 360-day year and shall be payable for the actual number of days elapsed (including the first day but excluding the last day). All fees payable under this subsection (a) shall be paid on the dates due, in immediately available funds, to the Administrative Agent for distribution, in the case of Commitment Fees, to each Lender entitled thereto. Commitment Fees paid shall not be refundable under any circumstances.

          (b) The Borrower agrees to pay to the Administrative Agent and the Collateral Agent the fees and expenses set forth in the Cooperation Agreement.

          SECTION 2.11.    Interest.
                           --------

          (a) The Loans comprising each ABR Borrowing shall bear interest at the Alternate Base Rate plus 2.75 percent, and the Loans comprising each Eurodollar Borrowing shall bear interest at the Adjusted LIBOR Rate plus 3.75 percent.

          (b) Notwithstanding the foregoing, if any principal of or interest on any Loan or any fee or other amount payable by the Borrower hereunder is not paid when due, whether at stated maturity, upon acceleration or otherwise, such overdue amount shall bear interest, after as well as before judgment, at a rate per annum equal to (i) in the case of overdue principal of any Loan, 2.5% plus the rate otherwise applicable to such Loan as provided in the preceding paragraphs of this Section, or (ii) in the case of any other amount, 2.5% plus the rate then applicable to ABR Loans as provided in paragraph (a) of this Section; provided that, to the extent that the amount of any interest to be
         --------
capitalized and added to the principal amount of any Loan of any Lender would, when aggregated with any Loan to be made by such Lender on the applicable Interest Payment Date, exceed the amount of such Lender's Commitment on such Interest Payment Date, such interest shall not be capitalized and added to principal on such date and shall be payable as provided herein.

          (c) Accrued interest on each Loan shall be payable in arrears on each Interest Payment Date for such Loan and at the maturity thereof; provided that
                                                                 --------
(i) interest accrued pursuant to paragraph (b) of this Section shall be payable on demand, (ii) in the event of any repayment or prepayment of any Loan, accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment and (iii) in the event of any conversion of any Loan prior to the end of the current Interest Period therefor, accrued interest on such Loan shall be payable on the effective date of such conversion.

          (d) All interest hereunder shall be computed on the basis of a year of 360 days, except that interest computed by reference to the Alternate Base Rate at times when the Alternate Base Rate is based on the Prime Rate shall be computed on the basis of a year of 365 days (or 366 days in a leap year), and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day). The applicable Alternate Base Rate or Adjusted LIBOR Rate shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error.

          SECTION 2.12.    Alternate Rate of Interest.  If prior to the
                           --------------------------
commencement of any Interest Period for a Eurodollar Borrowing:

          (a) the Administrative Agent determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining the Adjusted LIBOR Rate for such Interest Period; or

          (b) the Administrative Agent is advised by the Required Lenders that the Adjusted LIBOR Rate for such Interest Period will not adequately and fairly reflect the cost to such Lenders of making or maintaining their Loans included in such Borrowing for such Interest Period;

then the Administrative Agent shall give notice thereof to the Borrower and the Lenders by telephone or telecopy as promptly as practicable thereafter and, until the Administrative Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist, (i) any Interest Election Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a Eurodollar Borrowing shall be ineffective and (ii) if any Borrowing Request requests a Eurodollar Borrowing, such Borrowing shall be made as an ABR Borrowing and the Loans comprising such ABR Borrowing shall bear interest at the Alternate Base Rate plus the applicable margin set forth in Section 2.11(a) above.

          SECTION 2.13.    Increased Costs.
                           ---------------

          (a)  If any Change in Law shall:

          (i) impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender (except any such reserve requirement reflected in the Adjusted LIBOR Rate); or

          (ii) impose on any Lender or the London interbank market any other condition affecting this Agreement or Eurodollar Loans made by such Lender;

and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any Eurodollar Loan (or of maintaining its obligation to make any such Loan) or to reduce the amount of any sum received or receivable by such Lender hereunder (whether of principal, interest or otherwise), then the Borrower will pay to such Lender such additional amount or amounts as will compensate such Lender for such additional costs incurred or reduction suffered provided that such amount or amounts shall not include any Excluded Taxes..

          (b) If any Lender determines that any Change in Law regarding capital requirements has or would have the effect of reducing the rate of return on such Lender's capital or on the capital of such Lender's holding company, if any, as a consequence of this Agreement or the Loans made by such Lender to a level below that which such Lender or such Lender's holding company could have achieved but for such Change in Law (taking into consideration such Lender's policies and the policies of such Lender's holding company with respect to capital adequacy), then from time to time the Borrower will pay to such Lender such additional amount or amounts as will compensate such Lender or such Lender's holding company for any such reduction suffered.

          (c) A certificate of a Lender setting forth the amount or amounts necessary to compensate such Lender or its holding company, as the case may be, as specified in paragraph (a) or (b) of this Section and the basis therefor shall be delivered to the Borrower by the applicable Lender and shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof.

          (d) Failure or delay on the part of any Lender to demand compensation pursuant to this Section shall not constitute a waiver of such Lender's right to demand such compensation; provided that the Borrower shall not be required to compensate a Lender pursuant to this Section for any increased costs or reductions incurred more than 180 days prior to the date that such Lender notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender's intention to claim compensation therefor; provided further that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 180-day period referred to above shall be extended to include the period of retroactive effect thereof.

          SECTION 2.14.    Break Funding Payments; Prepayment Fees.
                           ---------------------------------------

          (a) In the event of (i) the payment of any principal of any Eurodollar Loan on any day other than the last day of an Interest Period, (ii) the conversion of any Loan other than on the last day of the Interest Period applicable thereto, (iii) the failure to borrow, convert, continue or prepay any Loan on the date specified in any notice delivered pursuant hereto, or (iv) the assignment of any Eurodollar Loan other than on the last day of the Interest Period applicable thereto as a result of a request by the Borrower pursuant to
Section 2.17, then, in any such event, the Borrower shall compensate each Lender for the loss, cost and expense attributable to such event. In the case of a Eurodollar Loan, such loss, cost or expense to any Lender shall be deemed to include an amount determined by such Lender to be the excess, if any, of (i) the amount of interest which would have accrued on the principal amount of such Loan had such event not occurred, at the Adjusted LIBOR Rate that would have been applicable to such Loan, for the period from the date of such event to the last day of the then current Interest Period therefor (or, in the case of a failure to borrow, convert or continue, for the period that would have been the Interest Period for such Loan), over (ii) the amount of interest which would accrue on such principal amount for such period at the interest rate which such Lender would bid were it to bid, at the commencement of such period, for dollar deposits of a comparable amount and period from other banks in the Eurodollar market (determined as if such Lender were a commercial bank if it is not a commercial bank).

          (b) A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to paragraph (a) of this Section shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate within 30 days after receipt thereof.

          SECTION 2.15.    Taxes.
                           -----

          (a) Any and all payments by or on account of any obligation of the Borrower hereunder or under any other Loan Document shall be made free and clear of and without deduction for any Indemnified Taxes or Other Taxes; provided
                                                                   --------
that if the Borrower shall be required to deduct any Indemnified Taxes or Other Taxes from such payments, then (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) the Administrative Agent or Lender receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions and
(iii) the Borrower shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

          (b) In addition, the Borrower shall timely pay any Other Taxes not required to be deducted or withheld as set forth in paragraph (a) above to the relevant Governmental Authority in accordance with applicable law.

          (c) The Borrower shall indemnify the Administrative Agent and each Lender, within 15 days after written demand therefor (which written demand shall set forth in reasonable detail the amount or amounts to be indemnified and the method of calculating such amount or amounts), for the full amount of any Indemnified Taxes or Other Taxes paid by the Administrative Agent and/or any Lender on or with respect to any payment by or on account of any obligation of the Borrower hereunder or under any other Loan Document (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section) and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority; provided, that the Administrative Agent or such Lender,
                        --------
as applicable, shall cooperate with the Borrower, at the Borrower's sole cost and expense, in good faith to recover any such Indemnified Taxes or Other Taxes that the Administrative Agent or such Lender, as applicable, and the Borrower agree were incorrectly or illegally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender, or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent demonstrable error.

          (d) As soon as practicable after any payment of Indemnified Taxes or Other Taxes by the Borrower to a Governmental Authority, the Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment.

          (e) Each Foreign Lender that is entitled to an exemption from or reduction of withholding tax under the law of the jurisdiction in which the Borrower is located, or any treaty to which such jurisdiction is a party, with respect to payments under this Agreement or any other Loan Document shall deliver to the Borrower (with a copy to the Administrative Agent), at the time or times prescribed by applicable law or at the time a lapse in time or change in circumstances of such Foreign Lender renders previously delivered documentation obsolete or inaccurate in any material respect, such properly completed and executed documentation prescribed by applicable law or reasonably requested by the Borrower as will permit such payments to be made without withholding or at a reduced rate of withholding. The documentation referred to in the preceding sentence of this paragraph (e) shall include: (i) in the case of a Foreign Lender that is a bank under Section 881(c)(3)(A) of the Code (x) two duly completed copies of either Internal Revenue Service Form 1001 or 4224 or applicable successor form, as the case may be, and (y) one duly completed copy of Internal Revenue Service Form W-8 or W-9 or applicable successor form, as the case may be, and (ii) in the case of a Foreign Lender that is not a bank under Section 881(c)(3)(A) of the Code, (x) a certificate (an "Exemption Certificate") of a duly authorized officer of such Foreign lender certifying that such Foreign Lender is entitled to receive payments under the Loan Documents without deduction or withholding of United States federal income taxes because such Foreign Lender is not (A) a "bank" within the meaning of Section 881(c)(3)(A) of the Code, (B) a "10 percent shareholder" of the Borrower within the meaning of section 881(c)(3)(B) of the Code or (C) a controlled foreign corporation receiving interest from a related person within the meaning of section 881(c)(3)(C) of the Code and (y) two duly completed copies of Internal Revenue Form W-8 (or applicable successor form) to establish an exemption from United States withholding tax.

          (f) If the Administrative Agent or any Lender determines in its reasonable discretion that it is entitled to receive a refund, credit or other tax benefit in respect of Taxes with respect to which it has received additional amounts from the Borrower pursuant to paragraph (a) above or as to which it has been indemnified by the Borrower pursuant to paragraph (b) or (c) above, the Administrative Agent or such Lender, as applicable, shall notify the Borrower and shall, within 45 days (or such shorter period of time as may be prescribed by applicable law for a timely application) after receipt of a request by the Borrower, apply for such refund, credit or other tax benefit at the Borrower's expense. The Administrative Agent or such Lender, as applicable, shall in good faith prepare or amend any filings, returns or other documentation required to obtain such refund, credit or other tax benefit and the Borrower shall have no right to participate therein. If the Administrative Agent or such Lender, as applicable, receives a refund, credit or other tax benefit pursuant to this paragraph (f), the Administrative Agent or such Lender, as applicable, shall promptly pay such amount to the Borrower together with any interest received thereon.

          SECTION 2.16.    Payments Generally; Pro Rata Treatment; Sharing of
                           --------------------------------------------------
                           Setoffs.
                           -------

          (a) The Borrower shall make each payment required to be made by it hereunder or under any other Loan Document (whether of principal, interest or fees, or of amounts payable under Section 2.13, 2.14 or 2.15, or otherwise) prior to 12:00 noon, New York City time, on the date when due, in immediately available funds, without setoff or counterclaim. Any amounts received after such time on any date may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the Administrative Agent to an account or accounts designated by the Administrative Agent at a bank in New York, New York, except that payments pursuant to Sections 2.13, 2.14(a), 2.15 and 9.03 shall be made directly to the Persons entitled thereto and payments pursuant to other Loan Documents shall be made to the Persons specified therein. The Administrative Agent shall distribute any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof. If any payment under any Loan Document shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. All payments under each Loan Document shall be made in dollars.

          (b) If at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, interest and fees then due hereunder, such funds shall be applied (i) first, towards payment of interest and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (ii) second, towards payment of principal then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal then due to such parties.

          (c) If any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Loans resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Loans and accrued interest thereon than the proportion received by any other Lender, then the Lender receiving such greater proportion shall purchase (for cash at face value) participations in the Loans of other Lenders to the extent necessary so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans; provided that (i) if any such participations are
                        --------
purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this paragraph shall not be construed to apply to any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans to any assignee or participant, other than to the Borrower or any Subsidiary or Affiliate thereof (as to which the provisions of this paragraph shall apply). The Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Borrower rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Borrower in the amount of such participation.

          (d) Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders the amount due. In such event, if the Borrower has not in fact made such payment, then each of the Lenders severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.

          (e) Without limiting the generality of paragraph (a) above, the Borrower's obligations to make each payment required to be made by it hereunder or under any other Loan Document (whether of principal, interest, fees or otherwise) shall be absolute and unconditional and shall not be subject to any delay, reduction, setoff, defense or recoupment for any reason, including any failure of the Network or any part thereof, or any dispute with, breach of representation or warranty by or claim against any supplier, manufacturer, installer, vendor or distributor, including Lucent. The provisions of this paragraph shall not be construed to constitute a waiver by the Borrower of any rights that the Borrower may have under the Supply Agreement or (except for rights that the Borrower may have been able to assert hereunder if not for the preceding sentence) any other rights at law or in equity with respect to any item purchased from Lucent by the Borrower or its Affiliates.

        SECTION 2.17. Mitigation Obligations; Replacement of Lenders.
                      ----------------------------------------------

        (a) If any Lender requests compensation under Section 2.13, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.15, then such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 2.13 or 2.15, as the case may be, in the future and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender or the Borrower. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment; provided that if such costs and expenses would exceed the increased costs or additional amounts to be eliminated or avoided by such designation or assignment, then such Lender shall not be required to make such designation or assignment and the Borrower shall not be required to pay such costs and expenses.

        (b) If any Lender requests compensation under Section 2.13, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.15, or if any Lender defaults in its obligation to fund Loans hereunder then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in
Section 9.04), all its interests, rights and obligations under this Agreement to an assignee (which assignee shall be reasonably acceptable to the Borrower if such assignment is required because the Borrower is required to pay additional amounts pursuant to Section 2.15) that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided
                                                                      --------
that (i) the Borrower shall have received the prior written consent of the Administrative Agent, which consent shall not unreasonably be withheld or delayed and (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts). A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply.

                                  ARTICLE III

                         Representations and Warranties
                         ------------------------------

        The Borrower represents and warrants to the Lenders that:

        SECTION 3.01. Organization; Powers.  Each of the Borrower and its
                      --------------------
Subsidiaries is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, has all requisite power and authority, including all Licenses, to carry on its business as now conducted and, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required.

        SECTION 3.02.    Authorization; Enforceability.  The Transactions to
                         -----------------------------
be entered into by the Borrower are within the Borrower's corporate powers and have been duly authorized by all necessary corporate and, if required, stockholder action. This Agreement has been duly executed and delivered by the Borrower and constitutes, and each other Loan Document to which the Borrower is to be a party, when executed and delivered by the Borrower, will constitute, a legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

        SECTION 3.03. Governmental Approvals; No Conflicts.  The Transactions
                      ------------------------------------
(a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except (i) such as have been obtained or made and are in full force and effect, and (ii) filings necessary to perfect Liens created under the Loan Documents, (b) will not violate any applicable law or regulation or the charter, by-laws or other organizational documents of the Borrower or its Subsidiaries or any order of any Governmental Authority, (c) will not violate or result in a default under any material indenture, agreement or other instrument binding upon the Borrower or its Subsidiaries or any of their assets, or give rise to a right thereunder to require any payment to be made by the Borrower or any of its Subsidiaries, and
(d) will not result in the creation or imposition of any Lien on any asset of the Borrower, except Liens created under the Loan Documents.

        SECTION 3.04. Financial Condition; No Material Adverse Change.
                      -----------------------------------------------
        (a) The Borrower has heretofore furnished to each Lender its consolidated balance sheet and statements of income, stockholders equity and cash flows as of and for the fiscal year ended December 31, 1998. Such financial statements present fairly, in all material respects, the financial position and results of operations and cash flows of the Borrower and its consolidated Subsidiaries as of the dates and for the periods indicated therein in accordance with GAAP.

        (b) Since the date of the most recent financial statements provided to the Administrative Agent, there has been no Material Adverse Change.

        SECTION 3.05. Properties; Licenses.
                      --------------------

        (a) Each of the Borrower and its Subsidiaries has good title in all personal property material to its business, subject to Liens permitted pursuant to Section 6.02.

        (b) Each of the Borrower and its Subsidiaries has title in fee simple to, or valid leasehold interests in, all real property material to its business (including Mortgaged Properties), subject to liens permitted pursuant to Section
6.02. Except as set forth on Schedule 3.05(b) and except as otherwise consented to in writing by the Administrative Agent, all such interests in real property other than the Mortgaged Properties (the "Real Estate Assets") are held by AGW.
                                          ------------------

As of the Closing Date, the Borrower and its Subsidiaries, individually or jointly, own or lease only that real property (including the Real Estate Assets) described in Schedule 3.05(b).

        (c) The Borrower and each of its Subsidiaries owns, or is licensed to use, all Intellectual Property material to its business, and the use thereof does not infringe upon the rights of any other Person, except for any such infringements that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. As of the Closing Date, except as set forth in Schedule 3.05(c), neither the Borrower nor any of its Subsidiaries has any right, title or other interest in, or license to use, any Intellectual Property.

        (d) As of the Closing Date, neither the Borrower nor any of its Subsidiaries has received notice of, or has knowledge of, any pending or contemplated condemnation proceeding affecting any Mortgaged Property owned in fee simple by the Borrower or any Subsidiary or any sale or disposition thereof in lieu of condemnation, and such Mortgaged Property is not subject to any right of first refusal, option or other contractual right to purchase such Mortgaged Property or interest therein.

        (e) To the best of Borrower's knowledge, each PCS License required to operate the Network has been obtained by and duly issued to SprintCom, Inc. and/or its Affiliates by the FCC or other relevant Governmental Authority is in full force and effect and there are no grounds for any revocation, early termination or suspension of, or similar action with respect to, any PCS License.

        SECTION 3.06. Litigation and Environmental Matters.
                      ------------------------------------
        (a) Except as described in Schedule 3.06, there are no actions, suits or proceedings by or before any arbitrator or Governmental Authority pending against or, to the knowledge of the Borrower, threatened against or affecting the Borrower or its Subsidiaries (i) as to which there is a reasonable possibility of an adverse determination and that, if adversely determined, could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect or (ii) that involve any of the Loan Documents or the Transactions.

        (b) Except with respect to matters that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, none of the Borrower or any of its Subsidiaries (i) has failed to comply with any Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law, (ii) has become subject to any Environmental Liability, (iii) has received notice of any claim with respect to any Environmental Liability or (iv) knows of any basis for any Environmental Liability.

        SECTION 3.07. Compliance with Laws, Agreements and Licenses.  Each of
                      ---------------------------------------------
the Borrower and its Subsidiaries is in compliance with all laws, regulations and orders of any Governmental Authority (including the FCC) applicable to it or its property and all indentures, agreements and other instruments (including all Licenses) binding upon it or its property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

        SECTION 3.08. No Default.  No Default has occurred and is continuing.
                      ----------

        SECTION 3.09. Investment and Holding Company Status.  None of the
                      -------------------------------------
Borrower or any of its Subsidiaries is (a) an "investment company" as defined in, or subject to regulation under, the Investment Company Act of 1940 or (b) a "holding company" as defined in, or subject to regulation under, the Public Utility Holding Company Act of 1935.

        SECTION 3.10. Taxes.  The Borrower and each of its Subsidiaries has
                      -----
timely filed or caused to be filed all federal and state income tax returns and all other material tax returns and reports required to have been filed and has paid or caused to be paid all federal and state income taxes and all other material Taxes required to have been paid by it, except for (a) Taxes that are being contested in good faith by appropriate proceedings and for which such party has set aside on its books adequate reserves or (b) local tax returns and reports to the extent that the failure to do so could not reasonably be expected to result in a Material Adverse Effect.

        SECTION 3.11. ERISA.  No ERISA Event has occurred or is reasonably
                      -----
expected to occur that, when taken together with all other such ERISA Events for which liability is reasonably expected to occur, would reasonably be expected to result in a Material Adverse Effect. As of the Closing Date, there are not any Plans. With respect to any Plans created after the Closing Date, the present value of all accumulated benefit obligations under each such Plan (based on the assumptions used for purposes of Statement of Financial Accounting Standards No.
87) did not, as of the date of the most recent financial statements reflecting such amounts, exceed by more than $2,000,000 the fair market value of the assets of such Plan, and the present value of all accumulated benefit obligations of all underfunded Plans (based on the assumptions used for purposes of Statement of Financial Accounting Standards No. 87) did not, as of the date of the most recent financial statements reflecting such amounts, exceed by more than $5,000,000 the fair market value of the assets of all such underfunded Plans.

        SECTION 3.12. Disclosure.  The Borrower has disclosed to the Lenders all
                      ----------
agreements, instruments and corporate or other restrictions to which any of the Borrower or its Subsidiaries is subject, and all other matters known to any of them, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect. None of the reports, financial statements, certificates or other information, taken as a whole furnished by or on behalf of the Borrower and its Subsidiaries to the Administrative Agent or any Lender in connection with the negotiation of this Agreement or any other Loan Document or delivered hereunder or thereunder (as modified or supplemented by other information so furnished) contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading in any material respect; provided, that with respect to projections of financial information, the Borrower represents only that such information was prepared in good faith based upon assumptions believed by the Borrower to be reasonable at the time.

        SECTION 3.13. Subsidiaries.
                      ------------
        (a) As of the Closing Date, the Borrower does not have any Subsidiary other than AGW. All equity interests in or outstanding shares of capital stock of AGW are owned directly by the Borrower.

        (b) AGW has not engaged in any business or activity other than owning, leasing and permitting the Borrower to use the Real Estate Assets, and activities incidental thereto. Except as set forth on Schedule 3.13, AGW does not own and has not otherwise acquired any assets (other than Real Estates Assets) and has not incurred any Indebtedness (other than pursuant to the Guaranty Agreement and the Security Documents) or other liability (other than liabilities for franchise taxes and similar liabilities incidental to its existence and liabilities incurred in connection with owning or leasing the Real Estate Assets).

        SECTION 3.14. Insurance.  Schedule 3.14 sets forth a description of all
                      ---------
insurance maintained by or on behalf of the Borrower and its Subsidiaries as of the Closing Date. The insurance maintained by or on behalf of the Borrower and its Subsidiaries meets the requirements set forth in Section 5.07 and all premiums in respect of such insurance have been paid or are not yet due.

        SECTION 3.15. Labor Matters.  As of the Closing Date, there are no
                      -------------
strikes, lockouts or slowdowns against the Borrower and its Subsidiaries pending or, to the knowledge of the Borrower and its Subsidiaries, threatened. With such exceptions as could not reasonably be expected to have a Material Adverse Effect, the hours worked by and payments made to employees of the Borrower and its Subsidiaries have not been in violation of the Fair Labor Standards Act or any other applicable Federal, state, local or foreign law dealing with such matters. All payments due from the Borrower and its Subsidiaries, or for which any claim may be made against the Borrower and its Subsidiaries, on account of wages and employee health and welfare insurance and other benefits, have been paid or accrued as a liability on the books of the such party. The consummation of the Transactions will not give rise to any right of termination or right of renegotiation on the part of any union under any collective bargaining agreement to which the Borrower and its Subsidiaries is bound.

        SECTION 3.16. Supply Agreement.  The Borrower (i) is in compliance in
                      ----------------
all material respects with the terms and conditions of the Supply Agreement and
(ii) has not terminated, nor taken any action which could result in the termination of, the Supply Agreement.

        SECTION 3.17. No Burdensome Restrictions.  No Requirement of Law or
                      --------------------------
Contractual Obligation (other than, in the case of clause (b) below, any restriction under Sections 6.04 and 6.06 hereof) applicable to the Borrower or any of its Subsidiaries could reasonably be expected to (a) have a Material Adverse Effect or (b) limit the ability of any Subsidiary to pay dividends or to make distributions or advances to the Borrower or any other Subsidiary except as contemplated by Section 6.08.

        SECTION 3.18. Security Documents.
                      ------------------
        (a) The Pledge Agreement is effective to create in favor of the Collateral Agent, for the ratable benefit of the Secured Parties (as defined in the Pledge Agreement), a legal, valid and enforceable security interest in the Collateral (as defined in the Pledge Agreement) and, when the stock certificates and other instruments evidencing such Collateral are delivered to the Collateral Agent, the Pledge Agreement shall constitute a fully perfected first priority Lien on, and security interest in, all right, title and interest of the pledgors thereunder in such Collateral, in each case prior and superior in right to any other Person.

        (b) The Security Agreement and the Guarantor Security Agreement are effective to create in favor of the Collateral Agent, for the ratable benefit of the Secured Parties, legal, valid and enforceable security interests in the Collateral (as defined in each of the Security Agreement and the Guarantor Security Agreement) and, when financing statements in appropriate form are filed in the appropriate offices, each Lien created by each of the Security Agreement and the Guarantor Security Agreement shall constitute a fully perfected (to the extent such lien can be perfected by such filing) Lien on, and security interest in, all right, title and interest of the grantors thereunder in such Collateral (other than the Intellectual Property), in each case prior and superior in right to any other Person, other than with respect to Liens expressly permitted by each of the Security Agreement, the Guarantor Security Agreement or this Agreement.

        (c) Each Mortgage, if any, is effective to create in favor of the Collateral Agent, for the ratable benefit of the Secured Parties, a legal, valid and enforceable Lien on all of the Borrower's or any of its Subsidiaries' right, title and interest in and to the Mortgaged Property thereunder and the proceeds thereof, and when filed in the appropriate filing offices, each such Mortgage shall constitute a fully perfected Lien on, and security interest in, all right, title and interest of such party in such Mortgaged Property and the proceeds thereof, in each case prior and superior in right to any other Person, other than with respect to the rights of Persons pursuant to Liens expressly permitted by such Mortgage or this Agreement.

        SECTION 3.19. Year 2000 Compliance.  The Borrower and each of its
                      --------------------
Subsidiaries has [to the extent it reasonably deemed necessary] (a) initiated a review and assessment of all areas within its business and operations (including those affected by suppliers and vendors) that could be adversely affected by the risk that computer applications used by it (or its suppliers and vendors) may be unable to recognize and perform properly date-sensitive functions involving certain dates prior to and any date after December 31, 1999 (the "Year 2000
                                                                  ---------
Problem"), (b) developed a plan and timetable for addressing the Year 2000
-------
Problem on a timely basis, and (c) implemented such plan in accordance with such timetable in all material respects. Each of the Borrower and its Subsidiaries reasonably believe that all computer applications (including those of suppliers and vendors other than Lucent) that are material to its business, condition (financial or otherwise), operations, properties, results of operations, value or prospects, will on a timely basis be able to perform properly date-sensitive functions for all dates prior to, on and after January 1, 2000, except where such inability to perform would not have a Material Adverse Effect.

        SECTION 3.20. Sprint Affiliation Agreements.  The Sprint Affiliation
                      -----------------------------
Agreements and any assignments thereof, true and complete copies of which have been furnished to the Administrative Agent, have been duly authorized, executed and delivered by all parties thereto, as of the Closing Date have not been amended or otherwise modified except as set forth in Schedule 3.20, and are in full force and effect and are binding upon and enforceable against all parties thereto in accordance with their terms. To the extent any Sprint Affiliation Agreement was not originally executed by the Borrower, but rather by an Affiliate of the Borrower, such Sprint Affiliation Agreement has been assigned to the Borrower, all third party consents required with respect to such assignment have been obtained and each of the Borrower and the SprintCom, Inc. Affiliate or Affiliates a party to such assignment are bound by the terms of such assignment. There has occurred no (i) default which could reasonably be expected to have a

Material Adverse Effect, (ii) Management Agreement Breach or (iii) Event of Termination, in each case under any Sprint Affiliation Agreement by any party thereto.

                                  ARTICLE IV

                                  Conditions
                                  ----------

        SECTION 4.01. Tranche 1 Loans.  The obligations of each Lender to make
                      ---------------
 the first Tranche 1 Loan hereunder shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 9.02):

        (a) The Administrative Agent (or its counsel) shall have received from each party hereto either (i) a counterpart of this Agreement signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement.

        (b) The Administrative Agent shall have received a favorable written opinion (addressed to the Administrative Agent and the Lenders and dated the Closing Date) of each of (i) Patton Boggs LLP, counsel for the Borrower and the Subsidiaries, substantially in the form reasonably acceptable to the Administrative Agent, and (ii) local counsel for the Borrower and its Subsidiaries, in a form reasonably acceptable to the Administrative Agent, covering such other matters relating to the Borrower and its Subsidiaries, the Loan Documents or the Transactions as the Administrative Agent shall reasonably request.

        (c) The Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing the Borrower and each of its Subsidiaries, the authorization of the Transactions and any other legal matters relating to the Borrower and each of its Subsidiaries, the Loan Documents or the Transactions, all in form and substance reasonably satisfactory to the Administrative Agent and its counsel.

        (d) The Administrative Agent shall have received a certificate, dated the Closing Date and signed by the President, a Vice President or a Financial Officer of the Borrower, confirming compliance with the conditions set forth in Section 4.03.

        (e) Each of the Administrative Agent and the Collateral Agent shall have received counterparts of (i) the Guaranty Agreement signed on behalf of each Subsidiary and (ii) any subordination agreements and/or pledge agreements, if any, required in order to comply with Section 6.07(b).

        (f) The Collateral Agent shall have received (i) counterparts of the Pledge Agreement signed on behalf of the Borrower, (ii) stock certificates representing all the equity interests in or outstanding shares of capital stock of each Subsidiary owned by or on behalf of the Borrower, (iii) all promissory notes evidencing Indebtedness owed to the Borrower or any Subsidiary and (iv) stock powers and instruments of transfer, endorsed in blank, with respect to such stock certificates and promissory notes.

         (g) The Collateral Agent shall have received (i) counterparts of the Security Agreement signed on behalf of the Borrower, (ii) counterparts of the Guarantor Security Agreement signed on behalf of AGW, (iii) evidence satisfactory to the Collateral Agent that all documents and instruments, including Uniform Commercial Code financing statements, required by law or reasonably requested by the Collateral Agent to be filed, registered or recorded to create or perfect the Liens intended to be created under each of the Security Agreement and the Guarantor Security Agreement have been so filed, registered or recorded and arrangements satisfactory to the Administrative Agent shall have been made for the filing, registering or recording thereof on or prior to the Closing Date and (iv) all Mortgages required to be entered into pursuant to the terms hereof.

         (h) The Collateral Agent shall have received (i) the results of a search of the Uniform Commercial Code (or equivalent) filings made with respect to the Borrower and its Subsidiaries in the jurisdictions requested by the Administrative Agent and/or the Collateral Agent (ii) copies of the financing statements (or similar documents) disclosed by such search and
    (iii) evidence reasonably satisfactory to the Collateral Agent that the Liens indicated by such financing statements (or similar documents) are permitted by Section 6.02 or have been released.

         (i) The Borrower shall be in compliance in all material respects with the terms of each of the Supply Agreement and the Sprint Affiliation Agreements, each of which shall be valid and in full force and effect.

         (j) The Borrower and Lucent shall have entered into a cooperation agreement, in form and substance satisfactory to Lucent, whereby the Borrower agrees to cooperate in the marketing and syndication of the Loans by Lucent (the"Cooperation Agreement").
                   ----------------------
         (k) Except as specified in Schedule 3.06, there shall exist no action, suit, investigation or proceeding pending or to the knowledge of the Borrower threatened in any court or before any arbitrator or government instrumentality that might be expected to result in a Material Adverse Change, or that purports to affect the legality, validity or enforceability of the Loan Documents or the Transactions contemplated thereby or any Lender's rights thereunder.

        (l) The Borrower and its Subsidiaries (as applicable) shall have paid all filing and recording fees and taxes relating to the Collateral due and owing as of the Closing Date.

        (m) The Borrower shall have printed a preliminary prospectus that will be distributed to potential investors, with respect to the offering by the Borrower to the public of no less than $215 million of unsecured debt subordinated to the Loans or equity of which not less than $85 million will be equity substantially on terms and conditions set forth in the Registration Statement on Form S-1 filed with the Securities and Exchange Commission on August 2, 1999 including the preliminary prospectuses filed in connection therewith.

        (n) On or prior to the Closing Date, the Administrative Agent and the Collateral Agent shall have received all outstanding fees and other amounts due and payable to them from the Borrower as of the Closing Date, including, to the extent invoiced, reimbursement or payment of all out of pocket expenses required to be reimbursed or paid by the Borrower hereunder, pursuant to the Cooperation Agreement or under any other Loan Document.

        (o) The Consent shall have been executed by the parties thereto, on terms and conditions satisfactory to the Administrative Agent.

        (p) The Administrative Agent and the Collateral Agent shall each have received evidence of the Borrower's satisfaction of the insurance requirements set forth in Section 5.07.

        (q) Borrower shall have paid all outstanding amounts due under the Note, including principal, interest and any applicable fees, or made arrangements, satisfactory to Lucent, for the payment of such amounts.

        (r) The Administrative Agent shall have received from the SprintCom, Inc. Affiliate(s) which holds the PCS Licenses, a certificate signed on behalf of such Affiliate and dated the Closing Date which certifies (i) that all of PCS Licenses required to operate the Network have been obtained and remain in effect, such Affiliate is in compliance in all material respects with the terms of each PCS License, no law or regulation has impaired the use of such PCS Licenses and such Affiliate has not received from the FCC or any other relevant party any notice that such party intends to terminate, amend or modify any of the PCS Licenses; and (ii) that to its knowledge except as set forth in the certificate all interconnection agreements necessary to operate the Network have been obtained and are in full force and effect and SprintCom, Inc. is in compliance in all material respects with the terms and conditions set forth therein. No law or regulation has impaired the use of any such agreement and such Affiliate has not received from any relevant party any notice that such party intends to terminate, amend or modify any such agreement.

        SECTION 4.02.    Tranche 2 Loans.  The obligations of each Lender to
                         ---------------
make the first Tranche 2 Loan hereunder shall not become effective until the date on which the conditions specified in Section 4.03 and each of the following conditions is satisfied (or waived in accordance with Section 9.02), it being understood that such date may occur at any time on or after the Closing Date; provided that no Default then exists (the "Effective Date").

        (a) The Administrative Agent and the Collateral Agent shall have received all outstanding fees and other amounts due and payable to them from the Borrower as of the Effective Date, including, to the extent invoiced, reimbursement or payment of all out of pocket expenses required to be reimbursed or paid by the Borrower hereunder, pursuant to the Cooperation Agreement or under any other Loan Document..

        (b) The Administrative Agent shall be satisfied with any Material Adverse Changes to the Borrower's business and financing plan provided to the Administrative Agent on the Closing Date.

        (c) The Borrower shall have received not less than $215,000,000 in cash proceeds from the issuance of equity (on terms consistent with the prospectus referred to in Section 4.01(m)) and/or debt obligations (pursuant to the Indenture), of which not less than $85,000,000 shall be equity.

        (d) The Administrative Agent and/or the Lenders, and the Trustee for the holders of the senior subordinated discount notes issued pursuant to the Indenture shall have entered into the Intercreditor Agreement.

        (e) The Indenture shall have been executed by the parties thereto on terms and conditions satisfactory to the Administrative Agent.

        (f) If the Effective Date is more than three (3) months after the Closing Date, the Administrative Agent shall have received from the appropriate Affiliate(s) of SprintCom, Inc., a certificate meeting the requirements of Section 4.01(r) signed on behalf of such Affiliate and dated the Effective Date.

        (g)  The first Tranche I Loan has been made.

        (h) The Administrative Agent shall have received a favorable written opinion (addressed to the Administrative Agent and the Lenders and dated the Effective Date) of each of (i) counsel for the Borrower and the Subsidiaries, substantially in the form reasonably acceptable to the Administrative Agent, and (ii) local counsel for the Borrower and its Subsidiaries, in a form reasonably acceptable to the Administrative Agent, covering such other matters relating to the Borrower and its Subsidiaries, the Loan Documents or the Transactions as the Administrative Agent shall reasonably request.

        (i) The Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing the Borrower and each of its Subsidiaries, the authorization of the Transactions and any other legal matters relating to the Borrower and each of its Subsidiaries, the Loan Documents or the Transactions, all in form and substance reasonably satisfactory to the Administrative Agent and its counsel.

        (j) The Administrative Agent shall have received a certificate, dated the Effective Date and signed by the President, a Vice President or a Financial Officer of the Borrower, confirming compliance with the conditions set forth in Section 4.03.

        (k) The Administrative Agent shall have received counterparts of any subordination agreements and/or pledge agreements, if any, required in order to comply with Section 6.07(b).

        (l) The Collateral Agent shall have received (i) all promissory notes evidencing Indebtedness owed to the Borrower or any Subsidiary, (ii) all stock certificates representing all the equity interests in or outstanding shares of capital stock of each Subsidiary owned by or on behalf of the Borrower or any Subsidiary and (iii) stock powers and instruments of transfer, endorsed in blank, with respect to such stock certificates and promissory notes.

        (m) The Borrower shall be in compliance in all material respects with the terms of each of the Supply Agreement and the Sprint Affiliation Agreements, each of which shall be valid and in full force and effect.

        (n) Except as specified in Schedule 3.06, there shall exist no action, suit, investigation or proceeding pending or to the knowledge of the Borrower threatened in any court or before any arbitrator or government instrumentality that might be expected to result in a Material Adverse Change, or that purports to affect the legality, validity or enforceability of the Loan Documents or the Transactions contemplated thereby or any Lender's rights thereunder.

        (o) The Borrower and its Subsidiaries (as applicable) shall have paid all filing and recording fees and taxes relating to the Collateral due and owing as of the Effective Date.

        (p) The Administrative Agent and the Collateral Agent shall each have received evidence of the Borrower's compliance with, as of the Effective Date, the insurance requirements set forth in Section 5.07.

If the Borrower so requests, the Administrative Agent shall notify the Borrower and the Lenders of the Effective Date, and such notice shall be conclusive and binding. The Borrower may request a Tranche 2 Borrowing on or after the occurrence of the Effective Date and during the Tranche 2 Availability Period; provided that the conditions set forth in Section 4.03 must also be satisfied as
--------
of such date.

        SECTION 4.03. Conditions for Each Loan.  The obligations of the Lenders
                      ------------------------
to make any Loan hereunder, including the first Loan under Tranche 1 or Tranche 2, shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 9.02):

        (a) The representations and warranties of the Borrower and its Subsidiaries set forth in the Loan Documents shall be true and correct in all material respects on and as of the date of such Loan except to the extent a representation and warranty expressly relates solely to an earlier date in which case such representation and warranty shall have been true and correct in all material respects on such earlier date; and

        (b) At the time of and immediately after giving effect to such Loan no Default or Event of Default shall have occurred and be continuing.

Each Loan shall be deemed to constitute a representation and warranty by the Borrower on the date thereof as to the matters specified in this Section.

                                   ARTICLE V

                             Affirmative Covenants
                             ---------------------

        Until the Commitments have expired or been terminated and the principal of and interest on each Loan and all fees payable hereunder shall have been paid in full, the Borrower covenants and agrees with the Lenders that:

        SECTION 5.01. Financial Statements and Other Information.  The Borrower
                      ------------------------------------------
 will furnish to the Administrative Agent with copies for each Lender:

        (a) within 90 days after the end of each fiscal year of the Borrower, its audited consolidated balance sheet and related statements of operations, stockholders' equity and cash flows as of the end of and for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on by KPMG, LLP or other independent public accountants of recognized national standing (without a "going concern" or like qualification or exception and without any qualification or exception as to the scope of such audit) to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations of the Borrower and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied;

        (b) within 45 days after the end of each of the first three fiscal quarters of each fiscal year of the Borrower, its consolidated balance sheet and related statements of operations, stockholders' equity and cash flows as of the end of and for such fiscal quarter and the then elapsed portion of the fiscal year, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous fiscal year, all certified by one of its Financial Officers as presenting fairly in all material respects the financial condition and results of operations of the Borrower and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes;

        (c) concurrently with any delivery of the Borrower's financial statements under clause (a) or (b) above, a certificate of a Financial Officer of the Borrower (i) certifying as to whether a Default has occurred and, if a Default has occurred, specifying the details thereof and any action taken or proposed to be taken with respect thereto, (ii) setting forth reasonably detailed calculations demonstrating compliance with Sections 6.13 through 6.22, (iii) certifying the number of Covered POPS and the number of PCS Subscribers as of the end of the most recent fiscal quarter, (iv) setting forth any new locations of real property owned in fee simple or leased by AGW or the Borrower acquired since the date of the last certificate delivered pursuant to this clause (c) and (v) stating whether any change in GAAP or in the application thereof has occurred since the date of the Borrower's most recent audited financial statements referred to in Section 3.04 and, if any such change has occurred, specifying the effect of such change on the financial statements accompanying such certificate;

        (d) concurrently with any delivery of financial statements under clause
     (a) above, an auditor's report from the accounting firm that reported on such financial statements and a certificate issued by such firm stating whether it obtained knowledge during the course of its examination of such financial statements of any Default (which certificate may be limited to the extent required by accounting rules or guidelines);

        (e) promptly after the same become available, annual operating budgets broken down on a quarterly basis with the same format and scope as those provided to Lucent prior to the date of this Agreement, and prompt written notice explaining in detail any material amendment or modification of or departure from any such budget so delivered;

        (f) promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and other materials filed by the Borrower or any Subsidiary with the Securities and Exchange Commission, or any Governmental Authority succeeding to any or all of the functions of said Commission, or with any national securities exchange, or distributed by the Borrower to its shareholders generally, as the case may be;

        (g) promptly following any request therefor, such other information regarding the operations, business affairs and financial condition of the Borrower or any Subsidiary, or compliance with the terms of any Loan Document, as the Administrative Agent or any Lender may reasonably request;

        (h) as soon as available, but in no event later than 90 days after the beginning of each fiscal year of the Borrower, the annual business plan of Borrower for the current fiscal year and updated projections through the Maturity Date reflecting, among other things, changes caused by actual results of prior periods and changes in such business plan;

        (i) promptly, and in any case within 10 Business Days, after any additional subsidiary of the Borrower is acquired or formed, notice of the name and jurisdiction of organization of such subsidiary, the Borrower's direct or indirect ownership interest therein and all actions taken or to be taken in order to comply with Section 5.11 with respect to such subsidiary;

        (j) Within 30 days after the end of each quarter through March 31, 2000, the Borrower shall deliver to the Administrative Agent (with sufficient copies for each Lender) a certificate signed by a Financial Officer setting forth in reasonable detail the efforts of the Borrower with respect to (a) reprogramming any computer programs used in the conduct of its business to insure proper functioning of such programs on and after January 1, 2000 and
     (b) seeking certifications from any vendors, customers or other Persons with whom the Borrower has a business relationship in which such vendors, customers or Persons certify that they are taking the steps necessary to avoid a Year 2000 Problem. The Borrower shall take all actions reasonably necessary to assure that there will be no Material Adverse Effect as a result of a Year 2000 Problem.

        SECTION 5.02. Notices of Material Events.  The Borrower will furnish
                      --------------------------
to the Administrative Agent and each Lender prompt written notice upon obtaining knowledge of the following:

        (a) any amendment, modification, revocation, or termination of any Sprint Affiliation Agreement or any PCS License or any agreement relating thereto, if any, or receipt by the Borrower from SprintCom, Inc. and/or its Affiliate of any written notice that a Management Agreement Breach or an Event of Termination, or an event that if not cured or if notice is provided would constitute a Management Agreement Breach or an Event of Termination, has occurred under the Sprint Management Agreement;

        (b)  the occurrence of any Default;

        (c) the filing or commencement of any action, suit or proceeding by or before any arbitrator or Governmental Authority against or affecting the Borrower or any Subsidiary that, if adversely determined, could reasonably be expected to result in a Material Adverse Effect;

        (d) the occurrence of any ERISA Event that, alone or together with any other ERISA Events that have occurred, could reasonably be expected to result in liability of the Borrower and its Subsidiaries in an aggregate amount exceeding $5,000,000;

        (e) any other development that results in, or could reasonably be expected to result in, a Material Adverse Effect.

Each notice delivered under this Section shall be accompanied by a statement of a Financial Officer or other executive officer of the Borrower setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto.

        SECTION 5.03. Information Regarding Collateral.
                      --------------------------------
        (a) The Borrower will furnish to the Collateral Agent prompt written notice of any change (i) in the Borrower's or any Subsidiary's corporate name or in any trade name used to identify it in the conduct of its business or in the ownership of its properties, (ii) in the location of the Borrower's or any Subsidiary's chief executive office, its principal place of business, any office in which it maintains books or records relating to Collateral owned by it or any office or facility at which Collateral (other than antennae or any related base stations) owned by it is located (including the establishment of any such new office or facility), (iii) in the Borrower's or any Subsidiary's identity or corporate structure or (iv) in the Borrower's or any Subsidiary's Federal Taxpayer Identification Number; provided that only quarterly notices pursuant to 5.01(c) hereof shall be required with respect to new locations of real property owned in fee simple or leased by AGW or the Borrower used for the purpose of the installation or relocation of antennae or any related base stations. The Borrower agrees not to effect or permit any change referred to in the preceding sentence unless all filings have been made under the Uniform Commercial Code or otherwise as requested by the Administrative Agent that are required in order for the Collateral Agent to continue at all times following such change to have a valid, legal and perfected security interest in all the Collateral as required by the Security Agreement. The

Borrower also agrees promptly to notify the Collateral Agent if any material portion of the Collateral is damaged or destroyed.

        (b) Each year, at the time of delivery of annual financial statements for the Borrower with respect to the preceding fiscal year pursuant to clause
(a) of Section 5.01, the Borrower shall deliver to the Collateral Agent a certificate of a Financial Officer certifying that the Borrower provided all of the information required pursuant to Section 5.03(a) during the preceding fiscal year.

        SECTION 5.04. Existence; Conduct of Business.
                      ------------------------------

        (a) The Borrower will, and will cause each of the Subsidiaries to, do or cause to be done all things necessary to (a) preserve, renew and keep in full force and effect its legal existence and the rights, Licenses, privileges and franchises material to the conduct of its business and to comply with the terms and conditions thereof; provided that the foregoing shall not prohibit any
                        --------
merger, consolidation, liquidation or dissolution or disposition permitted under
Section 6.03.

        (b) On and after the Closing Date, all equity interests or outstanding shares of capital stock of each Subsidiary shall be owned directly by the Borrower. The only business or activity of AGW shall be the ownership of Real Estate Assets and activities incidental thereto. Except as permitted by this Agreement, no Subsidiary shall own or acquire any assets (other than, with respect to AGW, Real Estate Assets) or incur any Indebtedness (other than pursuant to the Guaranty Agreement and the Security Documents) or other liability (other than liabilities for franchise taxes and similar liabilities incidental to its existence and liabilities incurred in connection with owning and leasing Real Estate Assets). No Subsidiary shall sell, assign or otherwise transfer any asset held by it, except as permitted in accordance with the terms of this Agreement.

        SECTION 5.05. Payment of Obligations.  The Borrower will, and will
                      ----------------------
cause each of the Subsidiaries to, pay its Indebtedness and other material obligations, including Tax liabilities and other amounts owed to Governmental Authorities, before the same shall become delinquent or in default, except where
(a) the validity or amount thereof is being contested in good faith by appropriate proceedings, (b) the Borrower or such Subsidiary has set aside on its books adequate reserves with respect thereto in accordance with GAAP, (c) such contest effectively suspends collection of the contested obligation and the enforcement of any Lien securing such obligation and (d) the failure to make payment pending such contest could not reasonably be expected to result in a Material Adverse Effect.

        SECTION 5.06. Maintenance of Properties.  The Borrower will, and will
                      -------------------------
cause each of the Subsidiaries to, keep and maintain all property material to the conduct of its business in good working order and condition, ordinary wear and tear excepted.

        SECTION 5.07. Insurance.
                      ---------

        (a) The Borrower will, and will cause each of the Subsidiaries to, maintain, with financially sound and reputable insurance companies, insurance in such amounts and against such risks (including fire, business interruption and other risks insured by extended coverage) as are customarily maintained by companies engaged in the same or similar businesses operating in the same or similar locations, including public liability insurance against claims for personal injury, death or property damage occurring upon, about or in connection with the use of any properties owned, occupied or controlled by it as well as such other insurance as may be required by law.

        (b) All polices of casualty insurance maintained by or for the benefit of the Borrower or any Subsidiary shall be endorsed or otherwise amended to include a "standard" or "New York" lender's loss payable endorsement, in favor of and satisfactory to the Collateral Agent, which endorsement shall provide that if the insurance carrier shall have received written notice from the Administrative Agent or the Collateral Agent of the occurrence of a Default, or if the proceeds payable thereunder are in an amount exceeding $1,000,000, then the insurance carrier shall pay all proceeds otherwise payable to the Borrower or any Subsidiary under such policies directly to the Collateral Agent subject to Section 5.13. All such policies also shall provide that neither the Borrower, the Administrative Agent, the Collateral Agent nor any other party shall be a coinsurer thereunder and shall contain a "Replacement Cost Endorsement", without any deduction for depreciation, "mortgagee's interest"/"breach of warranty coverage" and such other provisions as the Administrative Agent or the Collateral Agent may reasonably require from time to time to protect the interests of the Lenders. To the extent obtainable on commercially reasonable terms from the Borrower's insurers, each such policy also shall provide that it shall not be canceled, modified or not renewed (i) by reason of nonpayment of premium except upon not less than 10 days' prior written notice thereof by the insurer to the Administrative Agent and the Collateral Agent (giving the Administrative Agent and the Collateral Agent the right to cure defaults in the payment of premiums) or (ii) for any other reason except upon not less than 30 days' prior written notice thereof by the insurer to the Administrative Agent and the Collateral Agent. The Borrower shall deliver to the Administrative Agent and the Collateral Agent, prior to any cancellation, modification or nonrenewal of any such policy of insurance, a copy of a renewal or replacement policy (or other evidence of renewal of a policy previously delivered to the Administrative Agent and the Collateral Agent) together with evidence satisfactory to the Administrative Agent and the Collateral Agent of payment of the premium therefor.

        (c) If at any time the area in which any Mortgaged Property is located is designated (i) a "flood hazard area" in any Flood Insurance Rate Map published by the Federal Emergency Management Agency (or any successor agency), the Borrower shall obtain flood insurance in such total amount as the Administrative Agent, the Collateral Agent or the Required Lenders may from time to time require, and otherwise comply with the National Flood Insurance Program as set forth in the Flood Disaster Protection Act of 1973, as amended from time to time, or (ii) a "Zone 1" area, the Borrower shall obtain earthquake insurance in such total amount as the Administrative Agent, the Collateral Agent or the Required Lenders may from time to time require.

        (d) With respect to any Mortgaged Property, the Borrower shall carry and maintain comprehensive general liability insurance including the "broad form CGL endorsement" and coverage on an occurrence basis against claims made for personal injury (including bodily injury, death and property damage), naming the Collateral Agent as an additional insured, in scope and form reasonably satisfactory to the Collateral Agent.

        (e) The Borrower shall notify the Administrative Agent and the Collateral Agent immediately whenever any separate insurance concurrent in form or contributing in the event of loss with that required to be maintained under this Section is taken out by the Borrower or any Subsidiary; and shall promptly deliver to the Administrative Agent and the Collateral Agent a duplicate original copy of such policy or policies.

        SECTION 5.08. Books and Records; Inspection Rights.  The Borrower will,
                      ------------------------------------
and will cause each of its Subsidiaries to, keep proper books of record and account in which true, complete and correct (in all material respects) entries are made of all dealings and transactions in relation to its business and activities. The Borrower will, and will cause each of the Subsidiaries to, permit any representatives designated by either the Administrative Agent or any Lender, upon reasonable prior notice, to visit and inspect its properties, to examine and make extracts from its books and records, and to discuss its affairs, finances and condition with its officers and independent accountants, all at such reasonable times and as often as reasonably requested.

        SECTION 5.09. Compliance with Laws and Agreements.  The Borrower will,
                      -----------------------------------
and will cause each of the Subsidiaries to, comply with all laws, rules, regulations and orders of any Governmental Authority (including the FCC) applicable to it or its property and all of the terms and conditions contained in indentures, agreements (including, without limitation, the Supply Agreement and the Indenture), and other instruments binding upon it or its property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

        SECTION 5.10. Use of Proceeds.  The proceeds of the Loans will be used
                      ---------------
 only as permitted by Section 2.02.

        SECTION 5.11. Additional Subsidiaries.  If any additional Subsidiary
                      -----------------------
shall be formed or acquired after the Closing Date, the Borrower will notify the Administrative Agent and each Lender thereof and (i) the Borrower will cause such Subsidiary to become a party to the Guaranty Agreement, the Guarantor Security Agreement and any other security document the Administrative Agent and the Collateral Agent reasonably require within three Business Days after such Subsidiary is formed or acquired and promptly take all actions required to create and perfect Liens on such Subsidiary's assets intended to be created by the Loan Documents to secure the Obligations as the Collateral Agent or the Administrative Agent shall reasonably request and (ii) the Borrower will cause all equity interests in or shares of capital stock of such Subsidiary and promissory notes evidencing all Indebtedness of such Subsidiary, in each case to the extent owned by or on behalf of the Borrower or any Subsidiary, to be pledged pursuant to the Guarantor Security Agreement within three Business Days after such Subsidiary is formed or acquired.

        SECTION 5.12. Further Assurances.
                      ------------------

        (a) The Borrower will, and will cause each Subsidiary to, execute any and all further documents, financing statements, agreements and instruments, and take all such further actions (including the filing and recording of financing statements, fixture filings, mortgages, deeds of trust and other documents), which may be required under any applicable law unless otherwise consented to by the Agent, or which the Administrative Agent or the Required Lenders may reasonably request, to effectuate the transactions contemplated by the Loan Documents or to grant, preserve, protect or perfect the Liens created or intended to be created by the Security Documents or the validity or priority of any such Lien as contemplated by the Loan Documents, all at the expense of the Borrower; provided that neither Borrower nor AGW shall be required to take any such actions with respect to any of the real property owned or leased by AGW or subleased by the Borrower from AGW except for sites to install Network switches. The Borrower also agrees to provide to the Administrative Agent, upon its reasonable request, evidence reasonably satisfactory to the Administrative Agent as to the perfection and priority of the Liens created or intended to be created by the Security Documents. Such Liens will be created under the Security Documents and other security agreements, instruments and documents in form and substance satisfactory to the Collateral Agent, and the Borrower shall deliver or cause to be delivered to the Administrative Agent and each Lender all such instruments and documents (including legal opinions, title insurance policies and Lien searches) as the Collateral Agent shall reasonably request to evidence compliance with this Section. Notwithstanding anything contained herein to the contrary, the Borrower shall assign or transfer to AGW, and/or obtain leasehold mortgages or landlord waivers in favor of the Collateral Agent with respect to, all of the Borrower's interests in real property listed on Schedule 3.05(b), in each case within ninety (90) days of the date hereof.

        (b) If any material assets (including, but not limited to, Intellectual Property and any Real Estate Assets or improvements thereto or any interest therein and excluding Real Estate Assets of AGW and related subleases to the Borrower other than those used as sites to install Network switches) are acquired by the Borrower or any Subsidiary after the Closing Date (other than assets constituting Collateral under the Pledge Agreement, the Security Agreement or the Guarantor Security Agreement as of the Closing Date), the Borrower will notify the Administrative Agent thereof, and, if requested by the Administrative Agent or the Required Lenders, the Borrower will cause such assets to be subjected to a Lien securing the Obligations to the extent permitted by law and will take, and cause the Subsidiaries to take, such actions as shall be necessary or reasonably requested by the Collateral Agent to grant and perfect such Liens, including actions described in paragraph (a) of this Section, all at the expense of the Borrower or such Subsidiary; provided that
                                                                --------
the provisions of this paragraph (b) shall not apply to any asset so long as such asset is subject to a Lien permitted by clause (d) of Section 6.02.

        (c) Except as otherwise provided for in Section 2.15, obligations to the Lenders, the Administrative Agent and the Collateral Agent shall be absolute and unconditional and shall not be subject to any delay, reduction, set-off, defense, counterclaim or recoupment for any reason, including any failure of the Collateral or the Network, or any part thereof, or any representation or service of any supplier, manufacturer, installer, vendor or distributor, including, without limitation, Lucent.

SECTION 5.13.    Casualty and Condemnation.
                 -------------------------
(a) The Borrower will furnish to the Administrative Agent, the Collateral Agent and the Lenders prompt written notice of any casualty or other insured damage to any portion of the Network, any Mortgaged Property or other material portion of Collateral or the commencement of any action or proceeding for the taking of the Network, any Mortgaged

Property or other Collateral or any part thereof or interest therein under power of eminent domain or by condemnation or similar proceeding.

        (b) If any event described in paragraph (a) of this Section results in Net Proceeds (whether in the form of insurance proceeds, condemnation award or otherwise), the Collateral Agent is authorized to collect such Net Proceeds and, if received by the Borrower or any Subsidiary, such Net Proceeds shall be paid over to the Collateral Agent within two Business Days following the receipt of such Net Proceeds; provided that if the aggregate Net Proceeds in respect of
                   --------
such event are less than $1,000,000, such Net Proceeds shall be paid over to the Borrower unless a Default has occurred and is continuing. All such Net Proceeds retained by or paid over to the Collateral Agent shall be held by the Collateral Agent and released from time to time to pay the costs of repairing, restoring or replacing the affected property in accordance with the terms of the applicable Security Documents, subject to the provisions of the applicable Security Documents regarding application of such Net Proceeds during a Default.

        (c) If any Net Proceeds retained by or paid over to the Collateral Agent as provided above continue to be held by the Collateral Agent on the date that is 180 days after the occurrence of the event resulting in such Net Proceeds, then such Net Proceeds shall be applied to prepay Borrowings as provided in
Section 2.09(b).

        SECTION 5.14. Certain Intercompany Agreements.  If, on or after the
                      -------------------------------
Closing Date, any Subsidiary conducts any material business or acquires any material assets, the Borrower shall, if requested by the Administrative Agent or the Required Lenders, enter into and cause such Subsidiary to enter into agreements reasonably satisfactory to the Required Lenders providing for any taxes and other expenses of such Subsidiary to be equitably allocated so that the Borrower does not bear any such taxes or expenses that are not fairly attributable to the Borrower.

        SECTION 5.15. Interconnection and Co-location Agreements.  The
                      ------------------------------------------
Borrower shall have and maintain, directly or through an Affiliate of SprintCom, Inc., all interconnection, interexchange and co-location agreements necessary to operate the Network.

        SECTION 5.16. Sprint Affiliation Agreements.  The Borrower shall, and
                      -----------------------------
shall cause its Subsidiaries to, at its expense:

        (a) Perform and observe all of the material terms and provisions of the Sprint Affiliation Agreements to be performed or observed by it, maintain the Sprint Affiliation Agreements in full force and effect and enforce the Sprint Affiliation Agreements in accordance with their terms except as otherwise contemplated by Section 6.10.

        (b) Furnish to the Administrative Agent promptly upon receipt thereof copies of all notices, requests and other documents received which involve matters that would be of Material Adverse Effect to the Lenders which involve the inability of the Borrower to perform in any material respect in each case under or pursuant to any Sprint Affiliation Agreement, and from time to time (i) furnish to the Administrative Agent such information and reports regarding the Sprint Affiliation Agreements as the Administrative Agent may reasonably request and (ii) upon the reasonable request of the Administrative Agent, make to SprintCom, Inc., Sprint

Spectrum L.P. and Sprint Communications Company, L.P. such demands and requests for information and reports or for action as the Borrower is entitled to make under the Sprint Affiliation Agreements.

                                  ARTICLE VI

                               Negative Covenants
                               ------------------

        Until the Commitments have expired or terminated and the principal of and interest on each Loan and all fees payable hereunder have been paid in full, the Borrower covenants and agrees with the Lenders that:

        SECTION 6.01. Indebtedness.  Without the prior written consent of the
                      ------------
Administrative Agent, the Borrower will not, nor will it permit any Subsidiary to, create, incur, assume or permit to exist any Indebtedness, except:

        (a) Indebtedness created under the Loan Documents;

        (b) subject to Section 6.04, Indebtedness of the Borrower to any Subsidiary and of any Subsidiary (other than AGW except with respect to (i) intercompany obligations related to leases of real property and (ii) Indebtedness permitted by Section 6.01(h)) to the Borrower or any other Subsidiary;

        (c) subject to Section 6.04, Guarantees by the Borrower of Indebtedness of any Subsidiary and by any Subsidiary of Indebtedness of the Borrower;

        (d) Indebtedness of the Borrower or any Subsidiary (other than AGW) incurred to finance the acquisition, construction or improvement of any fixed or capital assets, including Capital Lease Obligations and any Indebtedness assumed in connection with the acquisition of any such assets or secured by a Lien on any such assets prior to the acquisition thereof, and extensions, renewals and replacements of any such Indebtedness that do not increase the outstanding principal amount thereof; provided that (i)
                                                            --------
     such Indebtedness is incurred prior to or within 90 days after such acquisition or the completion of such construction or improvement, (ii) any such Indebtedness incurred in connection with any particular acquisition, construction or improvement shall not exceed the cost of such acquisition, construction or improvement, and (iii) the aggregate principal amount of all Indebtedness permitted by this clause (d) shall not exceed $10,000,000 at any time outstanding;

        (e) obligations of the Borrower under Hedging Agreements permitted pursuant to Section 6.05;

        (f) Indebtedness of the Borrower outstanding on the date hereof and set forth on Schedule 6.01;

        (g) prior to the Effective Date, with respect to the Borrower, Indebtedness in an amount equal to the purchase price of goods and services under the Supply Agreement deferred pursuant to the terms thereof or the interest rate or other fees applicable thereto;

        (h) Indebtedness of the Borrower under senior subordinated discount notes which are subordinated to the Loans and issued pursuant to the Indenture and unsecured Guarantees of such Indebtedness which are subordinated to the Loans and issued pursuant to the Indenture;

        (i) other unsecured Indebtedness of the Borrower in an aggregate principal amount (at any time outstanding) not exceeding $10,000,000 minus the aggregate principal amount of Indebtedness permitted pursuant to clause
     (d) then outstanding;

        (j) Indebtedness incurred in connection with the refinancing of Indebtedness permitted by clause 6.01 (d), (f), (h), (i) and (j) above so long as the Indebtedness incurred in connection with such refinancing (i) has a scheduled maturity date that is on or after the scheduled maturity date of the Indebtedness being refinanced, (ii) has a weighted average life to maturity that is equal to or longer than the remaining weighted average life to maturity of the Indebtedness being refinanced, determined immediately prior to giving effect to such repayment. (iii) does not include any provisions that may require mandatory prepayment thereof prior to scheduled maturity, other than scheduled prepayments taken into consideration in determining compliance with clause (ii) above and other provisions that are not materially more burdensome than any such provisions included in the Indebtedness being refinanced, (iv) is issued or incurred by the same Person that issued or incurred the Indebtedness being refinanced and is not Guaranteed or secured by any Lien unless the Indebtedness being refinanced was Guaranteed or secured (in which case such Indebtedness shall not be Guaranteed by any Person that did not Guarantee the Indebtedness being refinanced and shall not be secured by a Lien on any asset that did not secure the Indebtedness being refinanced) and (v) is subordinated to the Obligations on terms no less favorable than the terms on which the Indebtedness being refinanced was so subordinated, if such refinanced Indebtedness is subordinated and (vi) has an aggregate principal amount which is equal to or larger than that of the Indebtedness being refinanced; provided, that with respect to Indebtedness permitted under clause (f) above the Borrower may, notwithstanding clause (vi) above, obtain refinancing in an aggregate principal amount which is less than the outstanding principal amount of the Indebtedness being refinanced (subject to the approval of the Required Lenders, with such approval not to be unreasonably withheld) if the amount of such refinancing is no less than ninety percent (90%) of the principal amount of the outstanding Indebtedness which is being replaced; provided, further, that Indebtedness
                                           --------
     incurred hereunder which has an aggregate principal amount that is larger than that of the Indebtedness being refinanced shall not be permitted by this clause (j) unless a prepayment of the Loans is made in accordance with
     Section 2.09 hereof (each refinancing undertaken in accordance with this clause (j) shall be referred to herein as a "Permitted Refinancing");

        (k) deposits or advances of any kind from a third party in the ordinary course of business; and

        (l) Indebtedness of the Borrower incurred under the Deferred Amount Note issued pursuant to the Consent.

        SECTION 6.02. Liens.  The Borrower will not, and will not permit any
                      -----
Subsidiary to, create, incur, assume or permit to exist any Lien on any property or asset now owned or hereafter acquired by it, or assign or sell any income or revenues (including accounts receivable) or rights in respect of any thereof, except:

        (a)  Liens created under the Loan Documents;

        (b)  Permitted Encumbrances;

        (c) any Lien on any property or asset of the Borrower or any Subsidiary (other than AGW) existing on the date hereof and set forth in Schedule 6.02; provided that (i) such Lien shall not apply to any other property or
           --------
     asset of the Borrower or any Subsidiary and (ii) such Lien shall secure only those obligations which it secures on the date hereof and extensions and renewals thereof that do not increase the outstanding principal amount thereof or the interest rate or other fees applicable thereto, and Permitted Refinancings thereof in accordance with Section 6.01(j);

        (d) any Lien existing on any property or asset prior to the acquisition thereof by the Borrower or any Subsidiary (other than AGW) or existing on any property or asset of any Person that becomes a Subsidiary after the date hereof prior to the time such Person becomes a Subsidiary; provided
                                                                     --------
     that (i) such Lien is not created in contemplation of or in connection with such acquisition or such Person becoming a Subsidiary, as the case may be,
     (ii) such Lien shall not apply to any other property or assets of the Borrower or any Subsidiary and (iii) such Lien shall secure only those obligations which it secures on the date of such acquisition or the date such Person becomes a Subsidiary, as the case may be, and extensions, renewals and replacements thereof that do not increase the outstanding principal amount thereof;

        (e) Liens on fixed or capital assets acquired, constructed or improved by the Borrower or any Subsidiary (other than AGW); provided that (i) such
                                                         --------
     Liens secure only Indebtedness permitted under Section 6.01(d) (other than Indebtedness that is expressly required by such clause to be unsecured),
     (ii) such Liens and the Indebtedness secured thereby are incurred prior to or within 90 days after such acquisition or the completion of such construction or improvement, (iii) the Indebtedness secured thereby does not exceed 100% of the cost of acquiring, constructing or improving such fixed or capital assets and (iv) such Liens shall not apply to any other property or assets of the Borrower or any Subsidiary;

        (f) Liens on the stock of Subsidiaries other than AGW which secure Indebtedness permitted under Section 6.01(h); and

        (g) judgment liens in respect of judgments that do not constitute an Event of Default under clause (k) of Article VII.


        SECTION 6.03. Fundamental Changes.
                      -------------------

        (a) Except as permitted by Section 6.04, the Borrower will not, nor will it permit any Subsidiary to, merge into or consolidate with any other Person, or permit any other Person to merge into or consolidate with it, or sell, transfer, lease or otherwise dispose of (in one transaction or in a series of transactions) all or substantially all of its assets, or all or substantially all of the equity or capital stock of any of its Subsidiaries (in each case, whether now owned or hereafter acquired), or liquidate or dissolve, except that, if at the time thereof and immediately after giving effect thereto no Default shall have occurred and be continuing any Subsidiary may (i) merge into the Borrower in a transaction in which the Borrower is the surviving corporation, (ii) merge into any other Subsidiary in a transaction in which the surviving entity is a Subsidiary, (iii) sell, transfer, lease or otherwise dispose of its assets to the Borrower or to another Subsidiary or (iv) liquidate or dissolve if the Borrower determines in good faith that such liquidation or dissolution is in the best interests of the Borrower and is not materially disadvantageous to the Lenders; provided that any
                                                               --------
such merger involving a Person that is not a wholly-owned Subsidiary immediately prior to such merger shall not be permitted unless also permitted by Section 6.04.

        (b) Without the prior written consent of the Required Lenders, the Borrower will not, and will not permit any of its Subsidiaries to, engage to any material extent in any business other than the operation and management of PCS and similar wireless telecommunications services and the subscriber equipment related thereto.

        (c) The Borrower will not permit AGW to engage in any business other than the ownership of the Real Estate Assets, and activities incidental thereto.

        (d) The Borrower will not create or acquire any Subsidiary after the Closing Date.

        SECTION 6.04. Investments, Loans, Advances, Guarantees and Acquisitions;
                      ----------------------------------------------------------
Asset Sales.
-----------

        (a) Except as permitted by Section 6.03, the Borrower will not, and will not permit any of its Subsidiaries to, purchase, hold or acquire (including pursuant to any merger with any Person that was not a wholly-owned Subsidiary prior to such merger) any capital stock, evidences of indebtedness or other securities (including any option, warrant or other right to acquire any of the foregoing) of, make or permit to exist any loans or advances to, Guarantee any obligations of, or make or permit to exist any investment or any other interest in, any other Person, or purchase or otherwise acquire (in one transaction or a series of transactions) any assets of any other Person constituting a business unit, except:

        (i)  Permitted Investments (other than by AGW);

        (ii) investments by the Borrower and its Subsidiaries in the equity or capital stock of their Subsidiaries; provided that any such equity
                                          --------
     or shares of capital stock shall be pledged pursuant to the Pledge
     Agreement;

       (iii) loans or advances made by the Borrower to any Subsidiary and loans or advances made by any Subsidiary (other than AGW except with respect to intercompany obligations related to real property leases) to the Borrower or any other Subsidiary (other than AGW); provided that any such loans and
                                               --------
     advances shall be evidenced by a promissory note and delivered, immediately after execution thereof, to the Collateral Agent, along with appropriate transfer documents executed in blank; provided, further,
                                           --------  -------
     that upon request from the Collateral Agent, the Borrower and its Subsidiary shall execute a subordination agreement, in form and substance satisfactory to the Collateral Agent, with respect to such loans or advances, pledged pursuant to the Security Agreement;

       (iv) Guarantees by the Borrower of Indebtedness of any Subsidiary and by any Subsidiary (other than AGW except for Indebtedness permitted by Section 6.01(h)) of Indebtedness of the Borrower or any other Subsidiary;

       (v) promissory notes received by the Borrower or any Subsidiary in connection with any sales of assets permitted under paragraph (b) below; provided that, such promissory notes shall be delivered, immediately after
     --------
     execution thereof, to the Collateral Agent, along with appropriate transfer documents executed in blank;

       (vi) investments received in connection with the bankruptcy or reorganization of, or settlement of delinquent accounts and disputes with, customers and suppliers, in each case in the ordinary course of business;

       (vii)  investments set forth on Schedule 6.04(a);

       (viii) payroll, travel and similar advances made in the ordinary course of business; and

       (ix) other investments in which the only consideration paid by the Borrower or any Subsidiary consists of capital stock of the Borrower.

     (b) Except as permitted by Section 6.03, the Borrower will not, and will not permit any of its Subsidiaries to, sell, transfer, lease or otherwise dispose of any asset, including any capital stock (but excluding issuances of capital stock of the Borrower), except:

       (i) sales of inventory, used, obsolete or surplus equipment and Permitted Investments in the ordinary course of business;

       (ii) transfers constituting investments permitted by paragraph (a)(i) and
     (ii) of this Section or Restricted Payments permitted by Section 6.06;

       (iii)  Like Kind Exchanges;

       (iv) sales, transfers and dispositions to the Borrower or a Subsidiary (other than AGW except with respect to sales, transfers and assignments of interests in real property); and

       (v) sales, transfers and dispositions of assets (other than those of AGW), the Net Proceeds with respect to which are applied in accordance with
     Section 2.09(b);

provided further that all sales, transfers, leases and other dispositions
----------------
permitted hereby (other than pursuant to clauses (iii) and (iv) above) shall be made for fair market value and at least 80% of the consideration received therefor shall consist of cash.

     SECTION 6.05.    Hedging Agreements.  The Borrower will not, and will not
                      ------------------
permit any of its Subsidiaries to, enter into any Hedging Agreement, other than Hedging Agreements entered into in the ordinary course of business to hedge or mitigate risks to which the Borrower or any Subsidiary is exposed in the conduct of its business or the management of its liabilities.

     SECTION 6.06.    Restricted Payments.  The Borrower will not, nor will it
                      -------------------
permit any Subsidiary to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment (or incur any obligation to do so), except
(i) the Subsidiaries may declare and pay dividends ratably to their equityholders or shareholders with respect to their equity or capital stock,
(ii) the Borrower and its Subsidiaries may redeem stock from their former employees and directors and (iii) the Borrower and its Subsidiaries may declare and pay dividends payable in common stock.

     SECTION 6.07.    Transactions with Affiliates; Subordination Agreement.
                      ------------------------------------------------------
     (a) The Borrower will not, nor will it permit any Subsidiary to, sell, lease or otherwise transfer any property or assets to, or purchase, lease or otherwise acquire any property or assets from, or otherwise engage in any other transactions with, the Borrower or any of its other Affiliates, except (i) transactions that are at prices and on terms and conditions not less favorable to the Borrower or such Subsidiary than could be obtained on an arm's-length basis from unrelated third parties, (ii) transactions between or among the Borrower and the Subsidiaries not involving any other Affiliate, (iii) any Restricted Payment permitted by Section 6.06, and (iv) transactions undertaken pursuant to Sections 5.14.

     (b) The Borrower will not, and will not permit any of its Subsidiaries to, create, incur, assume or permit to exist any Indebtedness otherwise permitted under this Agreement owing to or for the benefit of any Affiliate of the Borrower or any Subsidiary (other than AGW), unless (i) such Affiliate shall have become a party to a subordination agreement, in form and substance satisfactory to the Administrative Agent and shall have agreed to subordinate such Indebtedness (or such other obligation or liability) as provided therein and (ii) in the case of any such Indebtedness, such Indebtedness is evidenced by one or more promissory notes or similar instruments that are pledged in favor of the Collateral Agent pursuant to a security agreement in the form of Exhibit D-2; provided that the foregoing shall not prohibit Guarantees permitted by
     --------
clause (c) of Section 6.01 or Indebtedness permitted by clause (b) of Section 6.01.

     SECTION 6.08.   Restrictive Agreements.  The Borrower will not,
                     ----------------------
nor will it permit any Subsidiary to, directly or indirectly, enter into, incur or permit to exist any agreement or other arrangement that prohibits, restricts or imposes any condition upon (a) the ability of the Borrower or any Subsidiary to create, incur or permit to exist any Lien upon any of its property or assets, or (b) the ability of any Subsidiary to pay dividends or other distributions with respect to any shares of its equity or capital stock or to make or repay loans or advances to the Borrower or any other Subsidiary or to Guarantee Indebtedness of the Borrower or any other Subsidiary; provided that (i) the
                                                      --------
foregoing shall not apply to restrictions and conditions imposed by law or by any Loan Document, (ii) the foregoing shall not apply to restrictions and conditions existing on the date hereof identified on Schedule 6.08 (but shall apply to any extension or renewal of, or any amendment or modification expanding the scope of, any such restriction or condition),

(iii) clause (a) of the foregoing shall not apply to restrictions or conditions imposed by any agreement relating to secured Indebtedness permitted by this Agreement if such restrictions or conditions apply only to the property or assets securing such Indebtedness, (iv) the foregoing shall not apply to the terms of the Indebtedness permitted under Section 6.01(h) and (v) clause (a) of the foregoing shall not apply to customary provisions in leases and other contracts restricting the assignment thereof.

     SECTION 6.09.   Prepayment of Indebtedness.  The Borrower will
                     --------------------------
not, and will not permit any Subsidiary to, voluntarily prepay any obligation in respect of any Indebtedness (other than the Loans) of the Borrower or any Subsidiary except the prepayment of (a) Indebtedness (other than by AGW) resulting in a prepayment of Loans pursuant to Section 2.09, (b) Indebtedness owing under a revolving credit facility to the extent that (i) the commitments of the lenders to make loans thereunder remain in effect after giving effect to such prepayment and (ii) the borrower thereunder does not voluntarily reduce the principal amount available under such revolving credit facility within six months of any such prepayment; (c) Indebtedness to NationsBank and
[      *      ] in the aggregate principal amounts of $1,000,000 and $7,700,000, respectively, (d) Indebtedness prepaid in connection with a Permitted Refinancing of such Indebtedness, (e) Indebtedness owed to Robert E. Gourlay, David C. Roberts and Larry W. Foster in the aggregate principal amounts of $65,000, $55,000 and $30,000, respectively, and (f) Indebtedness of the Borrower or Subsidiary permitted by Sections 6.01(d) or 6.01(i); provided, however, the
                                                        --------  -------
Borrower will not, and will not permit any Subsidiary, to prepay or defease its obligations with respect to the senior subordinated discount notes described in the Indenture except for prepayments permitted by clause (d).


     SECTION 6.10.    Amendment of Material Documents.  The Borrower
                      -------------------------------
will not permit any Sprint Affiliation Agreement nor any other material agreement, document or instrument to which it is a party to be amended, modified or terminated in a manner which could reasonably be expected to have a Material Adverse Effect on the Lenders, nor shall the Borrower waive, or permit any Subsidiary to waive, any of its rights thereunder in a manner which materially adversely affects the Lenders; provided, that the unilateral regulatory action
                               --------
by the FCC affecting any PCS License will not constitute a breach of this covenant; provided further, that amendments, modifications and terminations of
          -------- -------
the Sprint Affiliation Agreements are subject to the additional restrictions set forth in Section 6.24.

     SECTION 6.11.    Management and Service Fee Agreements.  The Borrower
                      --------------------------------------
will not, and will not permit any of its Subsidiaries to, enter into any management or service fee agreements, other than the Sprint Affiliation Agreements which would involve material management of the Borrower's or any Subsidiary's business by a third party.


     SECTION 6.12.    Limitation on Sale-Leaseback Transactions.  The
                      -----------------------------------------
Borrower will not, nor will it permit any Subsidiary to, directly or indirectly, sell, transfer or otherwise dispose of any asset pursuant to any arrangement whereby the Borrower or any Subsidiary shall rent or lease such asset or another asset to be used for the same or similar purposes (any such arrangement, a "Sale-Leaseback Transaction").
---------------------------

-----------------
* Portions of the specified exhibit has been omitted pursuant to a request for confidential treatment and filed separately with the commission.

     SECTION 6.13.   Covered POPS.  The Borrower will not, and will not
                     ------------
permit any Subsidiary to, incur any Indebtedness at any time during any period set forth below if the number of Covered POPS at the time such Indebtedness is incurred is less than the number set forth below opposite such date:


        Fiscal Quarter Ending                   Number
        ---------------------                   ------
  September 30, 2000                            4,000,000
  December 31, 2000                             4,316,569
  March 31, 2001                                4,375,592
  June 30, 2001                                 4,434,516
  September 30, 2001                            4,493,639
  December 31, 2001                             4,552,662
  March 31, 2002                                4,552,682
  June 30, 2002                                 4,552,882
  September 30, 2002                            4,628,588
  December 31, 2002                             4,653,909


        Fiscal Year Ending                      Number
        ------------------                      ------
  December 31, 2003                             4,742,447
  December 31, 2004                             5,079,614
  December 31, 2005                             5,138,362
  December 31, 2006                             5,197,662
  December 31, 2007                             5,257,620


        Fiscal Quarter Ending                   Number
        ---------------------                   ------
  March 31, 2008                                5,270,664
  June 30, 2008                                 5,283,808
  September 30, 2008                            5,296,952

     SECTION 6.14.    PCS Subscribers.  The Borrower will not, and will not
                      ---------------
permit any Subsidiary to, incur any Indebtedness at any time during any period set forth below if the number of PCS Subscribers at the time such Indebtedness is incurred is less than the number set forth below opposite such date:


        Fiscal Quarter Ending                   Number
        ---------------------                   ------
  June 30, 2000                                   5,698
  September 30, 2000                             21,500
  December 31, 2000                              43,089
  March 31, 2001                                 60,000
  June 30, 2001                                  80,000
  September 30, 2001                            100,000
  December 31, 2001                             130,000


  March 31, 2002                                158,042
  June 30, 2002                                 173,536
  September 30, 2002                            190,752
  December 31, 2002                             225,184


        Fiscal Year Ending                      Number
        ------------------                      ------
  December 31, 2003                             305,287
  December 31, 2004                             379,889
  December 31, 2005                             444,796
  December 31, 2006                             503,106
  December 31, 2007                             552,294


        Fiscal Quarter Ending                   Number
        ---------------------                   ------
  March 31, 2008                                562,708
  June 30, 2008                                 573,122
  September 30, 2008                            583,536

     SECTION 6.15.   Ratio of Total Debt to Total Capitalization.  The Borrower
                     -------------------------------------------
will not permit the ratio of (i) Total Debt on any of the dates set forth below to (ii) Total Capitalization on such date, to exceed the ratio set forth below opposite such date:

        Date                                          Ratio
        ----                                          -----
 On or after October 1, 1999
 but prior to October 1, 2000                          18%

 On or after October 2, 2000
 but prior to April 1, 2001                            30%

 On or after April 2, 2001
 but prior to July 1, 2001                             38%

 On or after July 1, 2001
 but prior to October 1, 2001                          42%

 On or after October 1, 2001
 but prior to April 2002                               42%

 On or after April 1, 2002
 but prior to July 1, 2002                             44%

 On or after July 1, 2002
 but prior to January 1, 2003                          45%


 On or after January 1, 2003
 but prior to January 1, 2004                          43%

 On or after January 1, 2004
 but prior to January 1, 2005                          38%

 On or after January 1, 2005,
 but prior to January 1, 2006                          82%

 Thereafter                                            81%


     SECTION 6.16.    Ratio of Total Debt to EBITDA.  The Borrower will not
                      -----------------------------
permit the ratio of (i) Total Debt outstanding on any of the dates set forth below to (ii) EBITDA for the two most recent fiscal quarters multiplied by two, to exceed the ratio set forth below opposite such date:

        Date                                          Ratio
        ----                                          -----
 On or after January 1, 2003 but
 prior to January 1, 2004                              6.90

 On or after January 1, 2004 but
 prior to January 1, 2005                              3.30

 On or after January 1, 2005 but
 prior to January 1, 2006                              5.90

 On or after January 1, 2006 but
 prior to January 1, 2007                              4.20

 On or after January 1, 2007 but
 prior to January 1, 2008                              3.00

 On or after January 1, 2008 but
 prior to April 1, 2008                                2.90

 On or after April 1, 2008 but
 prior to July 1, 2008                                 2.80

 On or after July 1, 2008 but
 prior to October 1, 2008                              2.70



     SECTION 6.17.    Ratio of Senior Secured Debt to Total Capitalization.  The
                      ----------------------------------------------------
Borrower shall not permit the ratio of (i) Senior Secured Debt outstanding on any date during any period set forth below to (ii) Total Capitalization on such date, to exceed the ratio set forth below opposite such period:


        Date                                          Ratio
        ----                                          -----
 On or after October 1, 1999 but
 prior to October 1, 2000                              18%

 On or after October 1, 2000 but
 prior to April 1, 2001                                30%

 On or after April 1, 2001 but prior
 to July 1, 2001                                       38%

 On or after July 1, 2000 but prior
 to October 1, 2001                                    42%

 On or after October 1, 2001 but
 prior to April 1, 2002                                42%

 On or after April 1, 2002 but prior
 to July 1, 2002                                       44%

 On or after July 1, 2002 but prior
 to January 1, 2003                                    45%

 On or after January 1, 2003 but
 prior to January 1, 2004                              43%

 On or after January 1, 2004 but
 prior to January 1, 2005                              38%

 On or after January 1, 2005 but
 prior to January 1, 2006                              35%

 On or after January 1, 2006 but
 prior to January 1, 2007                              29%

 On or after January 1, 2007 but
 prior to January 1, 2008                              20%

 On or after January 1, 2008 but
 prior to April 1, 2008                                20%

 On or after April 1, 2008 but prior
 to July 1, 2008                                       18%

 On or after July 1, 2008 but prior
 to October 1, 2008                                    16%

     SECTION 6.18.    Ratio of Senior Secured Debt to EBITDA.  The Borrower
                      --------------------------------------
shall not permit the ratio of (i) Senior Secured Debt outstanding on any date during any period set forth below to (ii) EBITDA for the two most recent fiscal quarters multiplied by two, to exceed the ratio set forth opposite such period:


        Fiscal year Ending                         Ratio
        ------------------                         -----
        December 31, 2003                           6.90
        December 31, 2004                           3.30
        December 31, 2005                           2.80
        December 31, 2006                           1.80
        December 31, 2007                           1.30
        Thereafter                                  1.00


     SECTION 6.19.   [Reserved.].
                     -----------

     SECTION 6.20.   Ratio of EBITDA to Fixed Charges.  The Borrower will not
                      --------------------------------
permit the ratio of (i) EBITDA for any of the periods set forth below to (ii) to Fixed Charges for such period, to exceed the ratio set forth below opposite such period:


        Fiscal year Ending                         Ratio
        ------------------                         -----
        December 31, 2003                           1.00
        December 31, 2004                           1.00
        December 31, 2005                           1.00
        December 31, 2006                           1.25
        December 31, 2007                           1.40


        Fiscal Quarter Ending                      Ratio
        ---------------------                      -----
        March 31, 2008                              1.45
        June 30, 2008                               1.50
        September 30, 2008                          1.55

SECTION 6.21.    Capital Expenditures.  The Borrower shall not permit Capital
                 --------------------
Expenditures for any period set forth below to exceed the value set forth below opposite such period:


        Fiscal Year Ending                           Amount
        ------------------                        ------------
        December 31, 1999                         $ 64,500,000
        December 31, 2000                         $125,000,000
        December 31, 2001                         $ 50,000,000
        December 31, 2002                         $ 40,000,000
        December 31, 2003                         $ 30,000,000
        December 31, 2004                         $ 25,000,000
        December 31, 2005                         $ 25,000,000
        December 31, 2006                         $ 24,000,000
        December 31, 2007                         $ 23,000,000


        Fiscal Quarter Ending                        Amount
        ---------------------                     ------------
 March 31, 2008                                   $  5,750,000
 June 30, 2008                                    $  5,750,000
 September 30, 2008                               $  5,750,000

; provided however, that, to the extent the amount of Capital Expenditures permitted to be made in any fiscal year pursuant to this Section 6.21 exceeds the aggregate amount of Capital Expenditures actually made during such Fiscal Year, such excess may be carried forward to any succeeding fiscal year to the extent not applied in prior fiscal years.

     SECTION 6.22.    Minimum Revenue.  The Borrower shall not permit the net
                      ---------------
service revenues of the Borrower and its consolidated Subsidiaries determined on a consolidated basis in accordance with GAAP, for any period set forth below to be less than the number set forth below opposite such date:


        Fiscal Quarter Ending                         Revenue
        ---------------------                       -----------
        June 30, 2000                               $   381,000
        September 30, 2000                          $ 2,138,000
        December 31, 2000                           $ 4,800,000
        March 31, 2001                              $ 8,453,000
        June 30, 2001                               $11,110,000
        September 30, 2001                          $13,000,000
        December 31, 2001                           $16,000,000
        March 31, 2002                              $21,460,000
        June 30, 2002                               $23,947,000
        September 30, 2002                          $26,309,000
        December 31, 2002                           $30,039,000



        Fiscal Year Ending                            Revenue
        ------------------                          ------------
        December 31, 2003                           $147,015,000
        December 31, 2004                           $189,118,000
        December 31, 2005                           $228,658,000
        December 31, 2006                           $263,435,000
        December 31, 2007                           $294,020,000


        Fiscal Quarter Ending                         Revenue
        ---------------------                       -----------
        March 31, 2008                              $70,358,000
        June 30, 2008                               $79,953,000
        September 30, 2008                          $83,151,000

     SECTION 6.23.   [Reserved].
                     -----------

     SECTION 6.24.   Sprint Affiliation Agreements.  Sprint Affiliation
                     ------------------------------
Agreements.  The Borrower shall not:

     (a) Sell, assign (by operation of law or otherwise) or otherwise dispose of or create or suffer to exist any lien, security interest or other charge or encumbrance upon or with respect to the Sprint Affiliation Agreements or any portion thereof to any person or entity, except for the assignment and security interest contemplated by this Agreement.

     (b) Cancel or terminate the Sprint Affiliation Agreements or agree in writing to any cancellation or termination thereof.

     (c) Consent to, waive, approve or agree in writing to any amendment or other modification of the Sprint Affiliation Agreements, except where such action would not materially adversely affect the Lenders.

     (d) Waive any default under or breach of the Sprint Affiliation Agreements, except where such action would not materially adversely affect the Lenders.

     SECTION 6.25. Indenture. The Borrower shall not, at any time, designate
                   ---------
Indebtedness other than that created pursuant to the Loan Documents to be "Designated Senior Debt" as defined in the Indenture.

                                 ARTICLE VII
                                 -----------

                               Events of Default
                               -----------------

        If any of the following events ("Events of Default") shall occur:
                                         -----------------

        (a) the Borrower shall fail to pay any principal of any Loan when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or otherwise;

        (b) the Borrower shall fail to pay any interest on any Loan or any fee or any other amount (other than an amount referred to in clause (a) of this Article) payable under this Agreement, when and as the same shall become due and payable, and such failure shall continue unremedied for a period of five Business Days;

        (c) any representation or warranty made or deemed made by or on behalf of the Borrower or any Subsidiary in or in connection with any Loan Document or any amendment or modification thereof or waiver thereunder shall prove to have been incorrect in any material respect in the case of representations and warranties not qualified as to materiality and, in the case of representations, warranties qualified as to materiality, in any respect when made or deemed made, or any representation or warranty made or deemed made by or on behalf of the Borrower or any Subsidiary in any report, certificate, financial statement or other document furnished pursuant to or in connection with any Loan Document or any amendment or modification thereof or waiver thereunder shall prove to have been incorrect in any material respect when made or deemed made;

        (d) the Borrower shall fail to observe or perform any covenant, condition or agreement contained in Sections 5.02(a), 5.02(b), 5.04 (a) or
     5.10 or in Article VI;

        (e) the Borrower or any Subsidiary shall fail to observe or perform any covenant, condition or agreement contained in any Loan Document (other than those specified in clause (a), (b) or (d) of this Article), and such failure shall continue unremedied for a period of 30 days after notice thereof from the Administrative Agent to the Borrower (which notice will be given at the request of any Lender);

        (f) the Borrower or any Subsidiary shall fail to make any payment (whether of principal or interest and regardless of amount) in respect of any Material Indebtedness, when and as the same shall become due and payable;

        (g) any event or condition occurs that results in any Material Indebtedness becoming due prior to its scheduled maturity or that enables or permits (with or without the giving of notice, the lapse of time or both) the holder or holders of any Material Indebtedness or any trustee or agent on its or their behalf to cause any Material Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity; provided that this clause (g)
                                               --------
     shall not apply to secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness;

        (h) an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization, winding up, adjustment, protection, composition of it or its debts or other relief in respect of the Borrower or any Subsidiary or its debts, or of a substantial part of its assets, under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower or any Subsidiary or for a substantial part of its assets, and, in any such case, such proceeding or petition shall continue unstayed or undismissed for 30 days or an order or decree approving or ordering any of the foregoing shall be entered;

        (i) the Borrower or any Subsidiary shall (i) voluntarily commence any proceeding or file any petition seeking liquidation, reorganization, winding up, adjustment, protection, composition of it or its debts or other relief under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in clause (h) of this Article, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for it or for a substantial part of its assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors or (vi) take any action for the purpose of effecting any of the foregoing;

        (j) the Borrower or any Subsidiary shall become unable, admit in writing its inability or fail generally to pay its debts as they become due;

        (k) one or more judgments for the payment of money in an aggregate amount in excess of $5,000,000 shall be rendered against the Borrower or any Subsidiary or any combination thereof and the same shall remain undischarged for a period of 60 consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to attach or levy upon any assets of the Borrower or any Subsidiary to enforce any such judgment;

        (l) an ERISA Event shall have occurred that, when taken together with all other ERISA Events that have occurred, would reasonably be expected to result in liability of the Borrower and its Subsidiaries in an aggregate amount exceeding (i) $5,000,000 in any year or (ii) $10,000,000 for all periods;

        (m) any Lien purported to be created under any Security Document shall cease to be, or shall be asserted by the Borrower or any Subsidiary not to be, a valid and perfected Lien on any material portion of the Collateral, with the priority required by the applicable Security Document, except (i) as a result of the sale or other disposition of the applicable Collateral in a transaction permitted under the Loan Documents or (ii) as a result of the Collateral Agent's failure to maintain possession of any stock certificates, promissory notes or other instruments delivered to it under the Pledge Agreement;

        (n) there shall occur a Change in Control with respect to the Borrower or any Subsidiary;

        (o) there shall have occurred any "Management Agreement Breach" or "Event of Termination" under the Sprint Management Agreement;

        (p) the Supply Agreement or any Loan Document shall cease to be or shall be asserted by the Borrower or any Subsidiary not to be in full force and effect (unless such agreement is terminated and released in accordance with its terms) or any Guarantor fails to perform any of the terms of the Guaranty Agreement and such failure adversely affects the Lenders;

        (q) at anytime prior to the Borrower's initial public offering, any entity (other than Lucent) that manufactures equipment or provides services similar to those that are the subject of the Supply Agreement shall own, directly or indirectly, equity interests in the Borrower in excess of three percent of the total equity interests (on a fully diluted basis) of the Borrower;

then, and in every such event (other than an event with respect to the Borrower described in clause (h) or (i) of this Article), and at any time thereafter during the continuance of such event, the Administrative Agent may, and at the request of the Required Lenders shall, by notice to the Borrower, take either or both of the following actions, at the same or different times: (i) terminate the Commitments, and thereupon the Commitments shall terminate immediately, and
(ii) declare the Loans then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of the Borrower accrued hereunder, shall become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower; and in case of any event with respect to the Borrower described in clause (h) or (i) of this Article, the Commitments shall automatically terminate and the principal of the Loans then outstanding, together with accrued interest thereon and all fees and other obligations of the Borrower accrued hereunder, shall automatically become due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower. All rights, powers and remedies of the Administrative Agent, the Collateral Agent and the Lenders in connection with the Loan Documents may be exercised at any time and from time to time after the occurrence of an Event of Default so long as such Event of Default is continuing, are cumulative and not exclusive, and shall be in addition to any other rights, power or remedies provided by law or equity.


                                 ARTICLE VIII

                                  The Agents
                                  ----------

          Each of the Lenders hereby irrevocably appoints the Administrative Agent and the Collateral Agent as its agents and authorizes each of them to enter into, and to take such actions on its behalf and to exercise such powers as are delegated to each such Agent by the terms of the Loan Documents, together with such actions and powers as are reasonably incidental thereto.

          Any Person serving as an Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not an Agent, and such Person may accept deposits from, lend money to and, may generally engage in any kind of business with the Borrower or any Subsidiary or other Affiliate thereof as if it were not an Agent hereunder.

          Neither Agent shall have any duties or obligations except those expressly set forth in the Loan Documents. Without limiting the generality of the foregoing, (a) neither Agent shall be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing, (b) neither Agent shall have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated by the Loan Documents that such Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 9.02), and (c) except as expressly set forth in the Loan Documents, neither Agent shall have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower or any of its Subsidiaries that is communicated to or obtained by such Agent or any of its Affiliates in any capacity. Neither Agent shall be liable for any action taken or not taken by it with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 9.02) or in the absence of its own gross negligence or willful misconduct. Except as prohibited by law, neither Agent shall be liable for any indirect, consequential, special or punitive damages (as opposed to direct or actual damages other than damages waived hereunder) arising out of, in connection with, or as a result of, this Agreement or any agreement or instrument contemplated hereby, the Transactions, any Loan or the use of proceeds thereof. Each Agent shall be deemed not to have knowledge of any Default unless and until written notice thereof is given to the Administrative Agent by the Borrower or a Lender, and neither Agent shall be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with any Loan Document, (ii) the contents of any certificate, report or other document delivered thereunder or in connection therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth in any Loan Document, (iv) the validity, enforceability, effectiveness or genuineness of any Loan Document or any other agreement, instrument or document, or (v) the satisfaction of any condition set forth in Article IV or elsewhere in any Loan Document, other than to confirm receipt of items expressly required to be delivered to such Agent.

          Each Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing believed by it to be genuine and to have been signed or sent by the proper Person. Each Agent also may rely upon any statement made to it orally or by telephone and believed by it to be made by the proper Person, and shall not incur any liability for relying thereon. Each Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts. Neither Agent shall be obligated to take any legal or other action hereunder which might in its judgment involve or cause it to incur any expense or liability unless it shall have been furnished with acceptable indemnification.

          Each Agent may perform any and all its duties and exercise its rights and powers by or through any one or more sub-agents appointed by such Agent. Each Agent and any such sub-agent may perform any and all its duties and exercise its rights and powers through their respective Related Parties. The exculpatory provisions of the preceding paragraphs shall apply to any such sub-agent and to the Related Parties of each Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as an Agent.

          Subject to the appointment and acceptance of a successor Agent as provided in this paragraph, an Agent may resign at any time by notifying the Lenders and the Borrower. Upon any such resignation, the Required Lenders shall have the right to appoint a successor with the approval of the Borrower (not to be unreasonably withheld or delayed). If no successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Agent gives notice of its resignation, then the retiring Agent may, on behalf of the Lenders, appoint a successor Agent which shall be a bank with an office in New York, New York, or an Affiliate of any such bank. Upon the acceptance of its appointment as an Agent hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. The fees payable by the Borrower to a successor Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor Agent. After an Agent's resignation hereunder, the provisions of this Article and Section 9.03 shall continue in effect for the benefit of such retiring Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while it was acting as an Agent.

          Each Lender acknowledges that it has, independently and without reliance upon either Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon either Agent or any other Lender and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or related agreement or any document furnished hereunder or thereunder.

          The Lenders agree to indemnify the Agents in their capacity as such (to the extent not reimbursed by the Borrower and without limiting the obligation of the Borrower to do so), ratably according to their respective participation in the Commitments on the date on which indemnification is sought (or, if indemnification is sought after the date upon which the Commitments shall have terminated and the Loans shall have been paid in full, ratably in accordance with their respective participations in the Commitments immediately prior to such date), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including, without limitation, at any time following the payment of the Loans) be imposed on, incurred by or asserted against the Agents in any way relating to or arising out of, the Commitments, this Agreement, any of the other Loan Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by the Agents under or in connection with any of the foregoing; provided that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from any Agent's gross negligence or willful misconduct. The agreements in this Section shall survive the payment of the Loans and all other amounts payable hereunder.

                                  ARTICLE IX

                                 Miscellaneous
                                 -------------

        SECTION 9.01.    Notices.  Except in the case of notices and other
                         -------
communications expressly permitted to be given by telephone, all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

        (a) if to the Borrower, to AirGate PCS, Inc., Harris Tower, Suite 1700, 233 Peachtree Street, N.E., Atlanta, Georgia 30303, Attention: President, Telecopy No.: (404) 525-7922, with, in the case of a notice of Default, a copy to AirGate PCS, Inc., 6511 Griffith Road, Laytonsville, Maryland 20882, Attention: Corporate Counsel, Telecopy No. (301) 540-7930;

        (b) if to the Collateral Agent, to State Street Bank and Trust Company, 2 Avenue de Lafayette, 6th Floor, Boston, Massachusetts 02111-1724,
     Attention: Patrick E. Thebado, Assistant Vice President, Telecopy No.:
     (617) 662-1460

        (c) if to the Administrative Agent, to Lucent Technologies Inc., 283 King George Road, Warren, New Jersey 07059, Attention: Assistant Treasurer, Customer Finance, Telecopy No.: (908) 559-1711;

        (d) if to Lucent Technologies Inc., in its capacity as a Lender, to Lucent Technologies Inc., 283 King George Road, Warren, New Jersey 07059,
     Attention: Assistant Treasurer, Customer Finance Telecopy No.: (908) 559-1711;

        (e) if to an Administrative Agent (if other than Lucent) at such address and number as is provided to the Borrower and the Lenders upon appointment of such Administrative Agent; and

        (f) if to any other Lender, to it at its address (or telecopy number) set forth in its Administrative Questionnaire.

Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date delivered by hand, overnight courier service or telecopy.

        SECTION 9.02.    Waivers; Amendments.
                         -------------------

        (a) No failure or delay by the Administrative Agent, the Collateral Agent or any Lender in exercising any right or power hereunder or under any Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent, the Collateral Agent and the Lenders hereunder and under the other

Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of any Loan Document or consent to any departure by the Borrower or any Subsidiary therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan shall not be construed as a waiver of any Default, regardless of whether the Administrative Agent, the Collateral Agent or any Lender may have had notice or knowledge of such Default at the time.

        (b) Neither this Agreement nor any other Loan Document nor any provision hereof or thereof may be waived, amended or modified except, in the case of this Agreement, pursuant to an agreement or agreements in writing entered into by the Borrower and the Required Lenders or, in the case of any other Loan Document, pursuant to an agreement or agreements in writing entered into by the Administrative Agent or the Collateral Agent, as applicable, and the Borrower and/or the Subsidiary that are parties thereto, in each case with the consent of the Required Lenders; provided that no such agreement shall (i) increase the
                      --------
Commitment of any Lender without the written consent of such Lender, (ii) reduce the principal amount of any Loan or reduce the rate of interest thereon, or reduce any fees payable hereunder, without the written consent of each Lender affected thereby, (iii) postpone the scheduled date of payment of the principal amount of any Loan, or any interest thereon, or any fees payable hereunder, or reduce the amount of, waive or excuse any such payment, or postpone the scheduled date of expiration of any Commitment, without the written consent of each Lender affected thereby, (iv) change Section 2.16(b) or (c) in a manner that would alter the pro rata sharing of payments required thereby, without the written consent of each Lender, (v) change any of the provisions of this Section or the definition of "Required Lenders" or any other provision of any Loan Document specifying the number or percentage of Lenders required to waive, amend or modify any rights thereunder or make any determination or grant any consent thereunder, without the written consent of each Lender; (vi) release any Subsidiary from its Guarantee under the Guarantee Agreement (except as expressly provided in the Guarantee Agreement), or limit its liability in respect of such Guarantee, without the written consent of each Lender or (vii) release all or any substantial part of the Collateral from the Liens of the Security Documents (except as expressly provided in the Security Documents), without the written consent of each Lender or (viii) change any provisions of any Loan Document in a manner that by its terms adversely affects the rights in respect of payments due to Lenders holding Loans of any Class differently than those holding Loans of any other Class, without the written consent of Lenders holding a majority in interest of the outstanding Loans and unused Commitments of each affected Class, in addition to the written consent of the Required Lenders; provided further
                                                            ----------------
that no such agreement shall amend, modify or otherwise affect the rights or duties of the Administrative Agent or the Collateral Agent hereunder without its prior written consent.

        SECTION 9.03.    Expenses; Indemnity; Damage Waiver.
                         ----------------------------------

        (a) The Borrower shall pay (i) all reasonable out-of-pocket expenses incurred by the Administrative Agent and the Collateral Agent, including the reasonable fees, charges and disbursements of counsel for and any consultants and appraisers retained by the Administrative Agent and the Collateral Agent, in connection with Lucent's due diligence investigation related to the extension of credit hereunder and the negotiation, preparation, execution and delivery of the Loan Documents (whether or not the transactions contemplated hereby or thereby shall be consummated), including without limitation expenses relating to the extension of credit pursuant to the Note and the Obligations repaid to Lucent with the proceeds of the Note; provided that
                                                                --------
the aggregate amount of expenses that the Borrower shall be obligated to pay pursuant to this clause (i) shall be subject to the limitations separately agreed between the Borrower and Lucent, if any, (ii) all reasonable out-of-pocket expenses incurred by the Administrative Agent and the Collateral Agent, including the fees, charges and disbursements of any counsel for such agent in connection with the administration of the Loan Documents, or any amendments, modifications or waivers of the provisions thereof, (iii) all out-of-pocket expenses incurred by each Lender, the Administrative Agent and the Collateral Agent, including the fees, charges and disbursement of counsel for such party, in connection with the enforcement or protection of such party's rights in connection with the Loan Documents, including its rights under this Section, or in connection with enforcement the Loans made hereunder, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans and (iv) all reasonable out-of-pocket expenses incurred by the Administrative Agent in connection with the syndication of the Loans, subject to the terms of the Cooperation Agreement.

          (b) The Borrower shall indemnify each Lender, the Administrative Agent and the Collateral Agent, and each Related Party of any of the foregoing Persons (each such Person being called an "Indemnitee") against, and hold each
                                   ----------
Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including the fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of (i) the execution or delivery of any Loan Document or any other agreement or instrument contemplated hereby, the performance by the parties to the Loan Documents of their respective obligations thereunder or the consummation of the Transactions or any other transactions contemplated hereby, (ii) any Loan or the use of the proceeds therefrom, (iii) any actual or alleged presence or release of Hazardous Materials on or from any Mortgaged Property or any other property owned or operated by the Borrower or any of its Subsidiaries, or any Environmental Liability related in any way to the Borrower or any of its Subsidiaries, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to
                                   --------
any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee.

          (c) To the extent that the Borrower fails to pay any amount required to be paid by it to the Administrative Agent or the Collateral Agent, as applicable, under paragraph (a) or (b) of this Section, each Lender severally agrees to pay to the Administrative Agent or the Collateral Agent, as applicable, such Lender's pro rata share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount; provided that the unreimbursed expense or indemnified loss, claim,
        --------
damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent or the Collateral Agent, as applicable, in its capacity as such. For purposes hereof, a Lender's "pro rata share" shall be determined based upon its share of the sum of the total outstanding Loans and unused Commitments at the time.

          (d) To the extent permitted by applicable law, the Borrower shall not assert, and hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages other than damages waived hereunder) arising out of, in connection with, or as a result of, this Agreement or any agreement or instrument contemplated hereby, the Transactions, any Loan or the use of the proceeds thereof.

          (e) All amounts due under this Section shall be payable not later than 30 days after written demand therefor. Notwithstanding the foregoing, any amounts otherwise payable by the Borrower pursuant to clause (i) of paragraph
(a) of this Section shall accrue until, and be due and payable on, the earlier of (i) the Closing Date and (ii) the termination by the Borrower of the Commitments to pursue negotiations with another vendor. Any deferral of amounts payable by the Borrower pursuant to the preceding sentence shall not relieve the Borrower of its liability for such amounts or prevent the accrual thereof.

          SECTION 9.04.    Successors and Assigns.
                           ----------------------
          (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by the Borrower without such consent shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent, the Collateral Agent and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

          (b) Any Lender may assign to one or more Eligible Assignees (as defined in the Consent) all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it); provided that (i) in the case of an assignment to a
                       --------
Person which is a competitor (or an Affiliate thereof) of the Borrower or any of its Subsidiaries, in the Borrower's good faith judgment, the Borrower must give its prior written consent to such assignment (which consent shall not be unreasonably withheld), (ii) except in the case of an assignment to a Lender or an Affiliate of a Lender or an assignment of the entire remaining amount of the assigning Lender's Commitment or Loans, the amount of the Commitment or Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Administrative Agent) shall not be less than $5,000,000 unless the Borrower otherwise consents, (iii) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender's rights and obligations under this Agreement, except that this clause (iii) shall not be construed to prohibit the assignment of (A) a proportionate part of all the assigning Lender's rights and obligations in respect of one Class of Commitments or Loans or (B) a proportionate part of the assigning Lender's outstanding Loans of any Class without assigning any Commitment of such Class, (iv) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Acceptance, together with a processing and recordation fee of $3,500, and
(v) the assignee, if it shall not be a Lender, shall deliver to the

Administrative Agent an Administrative Questionnaire; and provided further
                                                          ----------------
that any consent of the Borrower otherwise required under this paragraph shall not be required if an Event of Default has occurred and is continuing. Subject to acceptance and recording thereof pursuant to paragraph (d) of this Section, from and after the effective date specified in each Assignment and Acceptance the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all of the assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.13, 2.14, 2.15 and 9.03). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this paragraph shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (e) of this Section.

          (c) The Administrative Agent, acting for this purpose as an agent of the Borrower, shall maintain at one of its offices a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitment of, and principal amount of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the "Register"). The entries in the Register shall be conclusive, and the Borrower,
 --------
the Administrative Agent, the Collateral Agent and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower, the Collateral Agent and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

          (d) Upon its receipt of a duly completed Assignment and Acceptance executed by an assigning Lender and an assignee, the assignee's completed Administrative Questionnaire (unless the assignee shall already be a Lender hereunder) and any written consent to such assignment required by paragraph (b) of this Section, the Administrative Agent shall accept such Assignment and Acceptance and record the information contained therein in the Register. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph.

          (e) Any Lender may, without the consent of the Borrower, the Administrative Agent or the Collateral Agent, sell participations to one or more banks or other entities (a "Participant") in all or a portion of such Lender's
                            -----------
rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans owing to it); provided that (i) such Lender's
                                       --------
obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrower, the Administrative Agent, the Collateral Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce the Loan Documents and to approve any amendment, modification or waiver of any provision of the Loan Documents; provided that
                                                               --------
such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the first proviso to Section 9.02(b) that affects such Participant. Subject to paragraph (f) of this Section, the Borrower agrees that each Participant shall be entitled to the benefits and subject to the limitations of Sections 2.13, 2.14 and 2.15 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 9.08 as though it were a Lender, provided such Participant agrees to be subject to Section 2.16(c) as though it were a Lender. Notwithstanding anything in this Section 9.04 to the contrary, no Participant shall be entitled to receive any greater amounts under this Agreement than the Lender selling such participation would have been entitled to receive had no participation been sold.

          (f) A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 2.15 unless the Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrower, to comply with Sections 2.15 and 2.17 as though it were a Lender. Each Participant that would be a Foreign Lender if it were a Lender shall only be indemnified for increased costs or additional amounts pursuant to Section 2.13 or 2.15 if and to the extent that the Lender that sold such participation is entitled to make a claim on the Borrower for such increased costs or additional amounts.

          (g) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank, and this Section shall not apply to any such pledge or grant of a security interest; provided that no such pledge or grant of a
                              --------
security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or grantee for such Lender as a party hereto.

          SECTION 9.05. Survival.  All covenants, agreements,
                        --------
representations and warranties made by the Borrower or any Subsidiary in the Loan Documents and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of the Loan Documents and the making of any Loans, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Administrative Agent, the Collateral Agent or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Agreement is outstanding and unpaid and so long as the Commitments have not expired or terminated. The provisions of Sections 2.13, 2.14, 2.15 and 9.03 and
Article VIII shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Commitments or the termination of this Agreement or any provision hereof.

          SECTION 9.06. Counterparts; Integration; Effectiveness.  This
                        ----------------------------------------
Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement, the other Loan Documents and any separate letter agreements with respect to the Borrower's agreement to cooperate with Lucent with respect to marketing, selling or syndicating Loans and Commitments or with respect to fees payable to Lucent the Administrative Agent or the Collateral Agent constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 4.01, this Agreement shall become effective when it shall have been executed by the Administrative Agent and the Collateral Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

          SECTION 9.07. Severability.  Any provision of this Agreement held
                        ------------
to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The parties shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provision with valid provisions the economic effect of which is as close as possible to that of the invalid, illegal or unenforceable provision.

          SECTION 9.08. Right of Setoff.  If an Event of Default shall have
                        ---------------
occurred and be continuing, each Lender and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by such Lender or Affiliate to or for the credit or the account of the Borrower against any of and all the obligations of the Borrower now or hereafter existing under this Agreement held by such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement and although such obligations may be unmatured. The rights of each Lender under this Section are in addition to other rights and remedies (including other rights of setoff) which such Lender may have.

          SECTION 9.09. Governing Law; Jurisdiction; Consent to Service of
                        --------------------------------------------------
                        Process.
                        -------

          (a) This Agreement shall be construed in accordance with and governed by the law of the State of New York, excluding (to the greatest extent permissible by law) any rule of law that would cause the application of the laws of any jurisdiction other than the State of New York.

          (b) The Borrower hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to any Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State court or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any other Loan Document shall affect any right that the Administrative Agent, the Collateral Agent or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against the Borrower or any of its Subsidiaries or its properties in the courts of any jurisdiction.

          (c) The Borrower hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

          (d) The Borrower irrevocably and unconditionally consents to the appointment of CT Corporation System, with an office at 1633 Broadway, New York, New York 10019, as its process agent (together with any successor process agent, the "Process Agent") upon which service of process in New York, New York, may be
     -------------
served in any legal action or proceeding instituted in such courts. To the extent permitted by applicable law, the Borrower agrees that service of process may be made personally or by mailing or delivering a copy of the summons and complaint or other legal process in any legal action or proceeding to the Borrower, in care of the applicable Process Agent and such agent is hereby authorized to accept, receive and acknowledge the same for and on behalf of the Borrower, and to admit service with respect thereto. Service upon the applicable Process Agent shall be deemed in every respect effective service of process upon the Borrower and shall be legal and binding upon the Borrower for all purposes notwithstanding any failure to mail copies of such legal process to the Borrower, or any failure on the part of the Borrower, to receive the same. The Borrower further agrees that it will not revoke the appointment of the applicable Process Agent so long as any of the Loans remain outstanding or until the appointment, which appointment the Borrower similarly agrees not to revoke, of a successor Process Agent and such successor's acceptance of such appointment. The Borrower agrees that it will at all times continuously maintain the applicable Process Agent to receive service of process in the State of New York on behalf of itself, and, in the event that for any reason such Process Agent shall cease to be the applicable Process Agent, the Borrower shall promptly appoint a successor Process Agent for service of process in the State of New York and shall promptly deliver to the Administrative Agent a copy of such successor Process Agent's acceptance or acknowledgment of that appointment. The Borrower will take any and all reasonable action, including, the filing of any and all documents and instruments, that may be necessary to continue the appointment of the applicable Process Agent in full force and effect. Each other party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9.01. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

          SECTION 9.10. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES,
                        --------------------
TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY

(WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

          SECTION 9.11. Headings. Article and Section headings and the Table of
                        --------
Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

          SECTION 9.12. Confidentiality. Each of the Borrower, the
                        ---------------
Administrative Agent, the Collateral Agent and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its and its Affiliates' directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority, (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party to this Agreement,
(e) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement, (g) with the consent of the Borrower, the Administrative Agent, the Collateral Agent or the Lenders, as applicable, (h) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section or (ii) becomes available to any party to this Agreement on a nonconfidential basis from a source other than any other party to this Agreement. For the purposes of this Section, "Information" means all information received from any party to this Agreement
------------
relating to such party or its business, other than any such information that is available to the receiving party on a nonconfidential basis prior to disclosure by the disclosing party; provided that such information is clearly identified at
                         --------
the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

          SECTION 9.13. Interest Rate Limitation. Notwithstanding anything
                        ------------------------
herein to the contrary, if at any time the interest rate applicable to any Loan, together with all fees, charges and other amounts which are treated as interest on such Loan under applicable law (collectively the "Charges"), shall exceed the
                                                     -------
maximum lawful rate (the "Maximum Rate") which may be contracted for, charged,
                          ------------
taken, received or reserved by the Lender(s) holding such Loan in accordance with applicable law, the rate of interest payable in respect of such Loan hereunder, together with all Charges payable in respect thereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and Charges that would have been payable in respect of such

Loan but were not payable as a result of the operation of this Section shall be cumulated and the interest and Charges payable to such Lender in respect of other Loans or periods shall be increased (but not above the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the Federal Funds Effective Rate to the date of repayment, shall have been received by such Lender.

                       [Signatures follow on next page.]

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

AIRGATE PCS, INC.,

  by

             [SIG]
    ________________________
    Name:  Thomas M. Dougherty
    Title:  President and Chief Executive Officer



LUCENT TECHNOLOGIES INC.,
  as Administrative Agent and as Lender,

  by

             [SIG]
    ________________________
    Name:
    Title:



STATE STREET BANK AND TRUST COMPANY,
 as Collateral Agent

  by

             [SIG]
    ________________________
    Name:  Patrick E. Thebado
    Title: Assistant Vice President

                                                                   Schedule 1.01

                         Sprint Affiliation Agreements
                         -----------------------------

    Sprint PCS Management Agreement between SprintCom, Inc. and AirGate Wireless, LLC dated July 22, 1998.*

    Sprint PCS Services Agreement between Sprint Spectrum L.P. and AirGate Wireless, L.L.C. dated July 22, 1998*.

    Sprint Trademark and Service Mark License Agreement between Sprint Communications Company, L.P. and AirGate Wireless, L.L.C. dated July 22, 1998.*

    Sprint Spectrum Trademark and Service Mark License Agreement between Sprint Spectrum L.P. and AirGate Wireless, L.L.C. dated July 22, 1998.*

------------------------
* (assigned to AirGate Wireless, Inc. on November 20, 1998 with the consent of SprintCom, Inc., Sprint Communications Company, L.P., and Sprint Spectrum L.P.)

                                                                   Schedule 2.01

                                  Commitments
                                  -----------


            Lender                      Tranche 1                 Tranche 2
            ------                      ---------                 ---------
                                       Commitment                 Commitment
                                       ----------                 ----------
                                         Amount                     Amount
                                         ------                     ------

Lucent Technologies Inc.               $13,500,000                $140,000,000

                                                                Schedule 3.05(b)
                                 Real Property
                                 -------------

Borrower's interests in real property:

   *411 Huger Street, Columbia, S.C. (switch site under renovation)
   *485 Columbia Industrial Blvd., Augusta, GA (former potential switch site) *4925 LaCross Road, Suite 104, North Charleston, SC 29401
   *Harris Tower, 233 Peachtree Street, N.E., Suite 1700, Atlanta, Georgia 30303


AGW's interests in real property:

   *See spread sheet entitled Lease List attached hereto
   *111 Smith Hines Road, Suite D, Greenville, SC
   *4201 Congress Street, Suite 440, Charlotte, NC
   *1492 highway 17 North, Mount Pleasant, SC
   *765 Haywood Road, Greenville, SC
   *1854 Henderson Road, Asheville, N.C.



Real property jointly held by the Borrower and AGW:



* Real property that constitutes any part of the Real Estate Assets appears with an asterisk.

                                                                Schedule 3.05(c)
                             Intellectual Property
                             ---------------------

Borrower:  None, other than those rights provided for in the Sprint PCS
           Affiliation Agreements set forth on Schedule 1.01.



AGW:       None.

                                                                   Schedule 3.06
                                   Litigation
                                   ----------

None.

                                                                   Schedule 3.13
                         Assets and Indebtedness of AGW
                         ------------------------------


Assets (other than the Real Estate Assets):

        None.

Indebtedness (other than pursuant to the Guaranty or the Security Documents):

        None

                                                                   Schedule 3.14
                                   Insurance
                                   ---------

See attached

                                                                   Schedule 3.20

                  Amendments to Sprint Affiliation Agreements
                  -------------------------------------------

Addendum I to Sprint PCS Management Agreement dated July 22, 1998.

Addendum II to Sprint PCS Management Agreement dated May 24, 1999.

Addendum III to Sprint PCS Management Agreement dated August 2, 1999.

SprintCom, Inc. has certain rights set forth in the Sprint Affiliation Agreements to amend and modify certain programs and requirements upon notice to the Borrower.

                                                                   Schedule 6.01
                             Existing Indebtedness
                             ---------------------

1) Secured Promissory Note to Lucent Technologies Inc. in the principal amount of $10,000,000 issued by the Borrower on June 15, 1999.

2) +Convertible Promissory Note to Weiss Peck & Greer Venture Associates III, L.P. in the principal amount of $1,437,655 issued by the Borrower on May 18, 1999.

3) +Convertible Promissory Note to WPG Enterprise Funds II, L.P. in the principal amount of $1,728,986 issued by the Borrower on May 18, 1999.

4) +Convertible Promissory Note to JAFCO, Ltd. in the principal amount of $175,760 issued by the Borrower on May 18, 1999.

5) +Convertible Promissory Note to JAFCO G-6(A) Investment Enterprise Partnership in the principal amount of $106,896 issued by the Borrower on May 18, 1999.

6) +Convertible Promissory Note to JAFCO G-6(B) Investment Enterprise Partnership in the principal amount of $106,896 issued by the Borrower on May 18, 1999.

7) +Convertible Promissory Note to JAFCO G-7(A) Investment Enterprise Partnership in the principal amount of $244,624 issued by the Borrower on May 18, 1999.

8) +Convertible Promissory Note to JAFCO G-7(B) Investment Enterprise Partnership in the principal amount of $244,624 issued by the Borrower on May 18, 1999.

9) +Convertible Promissory note to JAFCO USIT Fund III, L.P. in the principal amount of $3,515,200 issued by the Borrower on May 18, 1999.

10) **Promissory Note to SprintCom, Inc. in the principal amount of $7,700,000, as amended, issued by the Borrower on July 22, 1998.

11) **Promissory Note to NationsBank, N.A. in the principal amount of $1,000,000, issued by AirGate Wireless, L.L.C. on May 9, 1997 and assigned to the Borrower.

12) **Promissory Note to Robert E. Gourlay, as amended, in the principal amount of $65,000 issued by AirGate, L.L.C. on June 11, 1996 and assumed by the Borrower.

13) **Promissory Note to David C. Roberts, as amended, in the principal amount of $55,000 issued by AirGate, L.L.C. on June 11, 1996 and assumed by the Borrower.

 14) **Promissory Note to Larry W. Foster, as amended, in the principal amount of $30,000 issued by AirGate, L.L.C. on June 11, 1996 and assumed by the Borrower.

----------------------------
+ Convertible into equity at the IPO.

** to be repaid with proceeds from concurrent common stock offering and offering of senior subordinated discount notes.

                                                                   Schedule 6.02


                                 Existing Liens
                                 --------------

  Liens/interests granted to Lucent Technologies Inc. pursuant to the conditions for the $10,000,000 promissory note to Lucent Technologies Inc. issued by the Borrower on June 15, 1999.

                                                                Schedule 6.04(a)


                             Permitted Investments
                             ---------------------

   Promissory Note from AirGate Wireless, L.L.C. to AirGate Wireless, Inc. in the principal amount of $343,855.52 dated October 27, 1998.

   Promissory Note from AirGate Wireless, L.L.C. to AirGate Wireless, Inc. in the principal amount of $310,971.25 dated April 27, 1999.

                                                                   Schedule 6.08

                             Existing Restrictions
                             ---------------------

  None.

                                                                       EXHIBIT C
                                                                       ---------

                                PLEDGE AGREEMENT
                              (AirGate PCS, Inc.)


          THIS PLEDGE AGREEMENT, dated as of August 16, 1999 (this "Pledge
                                                                    ------
Agreement"), is made by AIRGATE PCS, INC., a Delaware corporation (the
---------
"Pledgor"), in favor of STATE STREET BANK AND TRUST COMPANY, a Massachusetts
 -------
banking corporation, as collateral agent for the Lenders (as defined below) (in such capacity, "Collateral Agent" and "Pledgee").
                ----------------       -------

                              W I T N E S S E T H:
                              -------------------

          WHEREAS, Pledgor is the sole owner of all of the shares of the capital stock of AGW Leasing Company, Inc. ("AGW Leasing");
                                     -----------

          WHEREAS, Pledgor has entered into that certain Credit Agreement, of even date herewith, among the several lending institutions from time to time party thereto (the "Lenders"), Collateral Agent and Administrative Agent (the
                    -------
"Credit Agreement"); and
-----------------

          WHEREAS, to secure the due and prompt payment and performance by Pledgor of the Obligations under the Credit Agreement, the Lenders have required the Pledgor to execute and deliver this Pledge Agreement to the Pledgee and to pledge hereunder the security hereinafter referred to;

          NOW, THEREFORE, the parties hereby agree as follows:

          SECTION 1. Definitions; Interpretation. (a) Defined Terms. Capitalized
                     ---------------------------      -------------
terms which are used herein without definition and which are defined in the Credit Agreement shall have the same meaning herein as in the Credit Agreement, and the following terms shall have the following meanings:

          "AGW Leasing" shall have the meaning ascribed in the preamble hereto.
           -----------

          "AGW Leasing By-Laws" shall mean the By-Laws of AGW Leasing, dated as
           -------------------
     of December 16, 1998, as the same may, from time to time, be amended.

          "Administrative Agent" shall have the meaning ascribed thereto in the
           --------------------
     recitals hereof.

          "Collateral Agent" shall have the meaning ascribed thereto in preamble
           ----------------
     hereto.

          "Credit Agreement" shall have the meaning ascribed thereto in the
           ----------------
     recitals hereto.

          "Lenders" shall have the meaning ascribed thereto in the recitals
           -------
     hereto.

          "Obligations" shall have the same meaning ascribed thereto in the
           -----------
     Credit Agreement.

          "Person" means any natural person, individual, corporation, limited
           ------
     liability company, limited liability partnership, trust, business trust, joint venture, association, company, sole proprietorship, unincorporated association, joint stock corporation, partnership, Governmental Authority or other entity.

          "Pledge Agreement" shall have the meaning ascribed thereto in the
           ----------------
     preamble hereto.

          "Pledged Collateral" has the meaning ascribed thereto in Section 2
           ------------------
     hereof.

          "Pledged Stock" has the meaning ascribed thereto in Section 2 hereof.
           -------------

          "Pledgee" shall have the meaning ascribed in the preamble hereto.
           -------

          "Pledgor" shall have the meaning ascribed thereto in the preamble
           -------
     hereto.

          "Requirement of Law" has the meaning ascribed thereto in the Credit
           ------------------
     Agreement.

          "Securities Act" shall mean the Securities Act of 1933.
           --------------

          "Security Interest" has the meaning ascribed thereto in Section 2
           -----------------
     hereof.

          "Termination Date" shall mean the date on which all of the Obligations
           ----------------
     have been paid in full and the Commitment of the Lenders to make Loans under the Credit Agreement shall have expired or been terminated.

          (b) Terms Generally. The definitions of terms herein shall apply
              ---------------
     equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". The word "will" shall be construed to have the same meaning and effect as the word "shall". Unless the context requires otherwise (i) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (ii) any reference herein to any Person shall be construed to include such Person's successors and assigns, (iii) the words "herein", "hereof" and "hereunder", and words of similar import, shall be construed to refer to this Pledge Agreement in its entirety and not to any particular provision hereof, (iv) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Pledge Agreement and (v) the words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts, contract rights, licenses and intellectual property.

          (c) Accounting Terms; GAAP. Except as otherwise expressly provided
              ----------------------
     herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided that, if
                                                              --------
     Pledgor notifies Pledgee that Pledgor requests an amendment to any provision hereof to eliminate the effect of any change occurring after the date hereof in GAAP or in the application thereof on the operation of such provision (or if Pledgee requests of Pledgor an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith.

          SECTION 2. Grant of Security Interest. As collateral security for the
                     --------------------------
prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations, the Pledgor hereby delivers, pledges with, and sets over, transfers, assigns and hypothecates and grants a general first priority continuing security interest (the "Security
                                                                   --------
Interest") and lien in favor of the Pledgee in all right, title and interest of
--------
the Pledgor, whether now owned or hereafter acquired, in the equity interests of AGW Leasing (collectively referred to as the "Pledged Collateral"), including:
                                              ------------------

          (a) all of the capital stock of AGW Leasing (the "Pledged Stock"),
                                                            -------------
     currently represented by certificate No. 2;

          (b) all additional shares of capital stock of AGW Leasing hereafter issued to or acquired by the Pledgor in any manner;

          (c) all shares of capital stock of AGW Leasing which the Pledgor receives by reason of any stock split, bonus, dividend, distribution or other form of issue, with respect to or arising from any of the stock described in subsection (a) or (b) above;

          (d) all warrants, options or rights to acquire, or securities convertible into, any capital stock of AGW Leasing, now existing or hereafter issued to or acquired by the Pledgor;

          (e) all dividends or distributions of cash or other property declared, paid or payable upon the Pledged Stock or any other stock or securities described above;

          (f) all increases and profits of the foregoing and all proceeds, replacements and substitutions thereof; and

          (g) all proceeds of the foregoing including, without limitation, all securities or other property acquired with any proceeds.

          Concurrently herewith the Pledgor has delivered to Pledgee, the certificate representing the Pledged Stock, together with stock powers in form and substance satisfactory to the Pledgee duly executed in blank, regarding the Pledged Collateral. The Pledgor will hold in trust for the Pledgee and forthwith cause to be delivered to the

     Pledgee or its designated agent any certificates or other instruments representing Pledged Collateral hereafter coming into existence.

          SECTION 3. Representations and Warranties of the Pledgor. The Pledgor
                     ---------------------------------------------
represents and warrants that, except as otherwise disclosed by the Pledgor to the Pledgee:

          (a) Title; No Other Liens. All of the shares of stock described in
              ---------------------
     Section 2 are fully paid, non-assessable and validly issued. Except for the Security Interest, the Pledgor owns each item of the Pledged Collateral free and clear of any and all liens or claims of others; no security agreement, financing statement or other public notice with respect to all or any part of the Pledged Collateral is on file or of record in any public office, except for the Security Interest;

          (b) Perfected First Priority Security Interest. Upon delivery of the
              ------------------------------------------
     Pledged Stock and any other instruments and certificates representing Pledged Collateral, the Security Interest and lien constitutes and will continue to constitute a valid, perfected first priority security interest in such Pledged Collateral in favor of the Pledgee, enforceable as such against all creditors of and purchasers from the Pledgor;

          (c) Power and Authority. The Pledgor has full power and authority to
              -------------------
     pledge any or all of its rights and interests in the Pledged Collateral, and the Pledgor has full power and authority to execute and deliver this Pledge Agreement and to perform its obligations hereunder and this Pledge Agreement constitutes the valid and legally binding obligation of the Pledgor, enforceable in accordance with its terms and conditions (except as such enforcement may be limited by applicable bankruptcy, insolvency, moratorium or similar state or federal laws affecting enforcement of creditors' rights and remedies generally and except for the enforceability of provisions providing for injunctive relief, specific performance or other equitable remedies, regardless of whether such enforcement is sought in a proceeding in equity or at law);

          (d) No Conflict. The execution and delivery by the Pledgor of, and
              -----------
     performance by the Pledgor of its obligations under, this Pledge Agreement do not and will not result in any violation of or conflict with the terms of:

              (i) Any Requirement of Law applicable to AGW Leasing or the Pledgor; or

              (ii) Any other material agreement, indenture, instrument or license applicable to or binding upon AGW Leasing or the Pledgor and not covered by clause (i) above;

          (e) Pledged Stock. As of the date hereof, the Pledged Stock
              -------------
     constitutes all of the issued and outstanding capital stock of AGW Leasing and the Pledge of Collateral will at all times constitute all of the issued and outstanding capital stock of the AGW Leasing;

          (f) Options, Etc. There is no option, warrant, call or other right or
              ------------
     commitment of any character giving any Person the right to purchase any of the Pledged Stock or other Pledged Collateral from the Pledgor or AGW Leasing;

          (g) Stock Powers. The instruments of transfer delivered with the
              ------------
     Pledged Collateral are duly executed;

          (h) Voting Rights. There are no restrictions on the voting rights
              -------------
     associated with the Pledged Collateral or upon the transfer of any of the Pledged Collateral (other than the restrictions contained in this Pledge Agreement) that have not been waived by the party having the right to enforce such restrictions; and

          (i) No Consent. No consent of, and no authorization, approval or other
              ----------
     action by, and no notice to or filing with, any (A) Governmental Authority is required either (i) for the grant by the Pledgor of the security interest or pledge granted hereby or for the execution, delivery or performance of this Pledge Agreement by the Pledgor, (ii) for the perfection or maintenance of the pledge and security interest created hereby in the Pledged Stock (including the first priority nature of such pledge or security interest) or (iii) for the exercise by the Pledgee of its rights provided for in this Pledge Agreement or the remedies in respect of the Pledged Collateral pursuant to this Pledge Agreement (except as may be required in connection with the disposition of any portion of the Pledged Collateral by laws affecting the offering and sale of securities generally), other than consents, authorizations, approvals and other actions which have already been obtained (copies of which have been delivered to Pledgee) and (B) third party is required to effect the pledge of the Pledged Stock.

          SECTION 4. Covenants of the Pledgor. The Pledgor covenants and agrees
                     ------------------------
with the Pledgee that, from and after the date hereof, the Pledgor:

          (a) Adverse Claims. Shall warrant and defend the Pledged Collateral
              --------------
     against the claims and demands of all other parties and keep the Pledged Collateral free from all security interests or other encumbrances, except as otherwise permitted under this Pledge Agreement;

          (b) Assignment. Shall not sell, transfer, assign, deliver, convey or
              ----------
     otherwise dispose of any Pledged Collateral or any interest therein or right thereunder or grant to any Person any option, warrant or other right to acquire any of the Pledged Collateral or any interest therein or right thereunder, except as otherwise permitted hereunder or under the Credit Agreement;

          (c) Pledge. Shall not pledge, hypothecate, grant a security interest
              ------
     or lien in or otherwise encumber in any manner any of the Pledged Collateral except to the Trustee for the holders of the senior subordinated discount notes issued under the Indenture (as defined in the Credit Agreement);

          (d) AGW Leasing By-Laws. Shall not, except upon the Pledgee's request
              -------------------
     or with the Pledgee's prior written consent, cause, permit or consent to any amendment or modification to the AGW Leasing By-Laws or the articles of incorporation of AGW

Leasing; provided however, that if such amendment does not materially lessen the rights granted to Pledgee by this Pledge Agreement, only prior notice to Pledgee shall be required;

          (e) Certificates, Etc. Shall not, except as permitted under Section
              -----------------
     6.01(b), Section 6.04(a) and Section 6.06 of the Credit Agreement, or upon the Pledgee's request or with the Pledgee's prior written consent, seek or take delivery of any additional certificate, instrument or other written document constituting or evidencing any Pledged Collateral, and if the Pledgor receives any such certificate, instrument or document (including, but not limited to, instruments evidencing intercompany obligations related to real property leases), the Pledgor shall immediately notify the Pledgee thereof and immediately deliver such certificate, instrument or document to the Pledgee, duly endorsed as the Pledgee requests or accompanied by an appropriate instrument of transfer executed in blank; and

          (f) Taxes. Shall pay or reimburse the Pledgee for all taxes,
              -----
     assessments and other charges of every nature that may be imposed, levied or assessed on the Pledgee in respect of the Pledged Collateral other than taxes on net income or any tax in lieu thereof, subject to Section 2.15 of the Credit Agreement.

          SECTION 5. Voting Rights. During the term of this Pledge Agreement, so
                     -------------
long as there shall not occur and be continuing any Event of Default, the Pledgor shall have the right to vote the Pledged Collateral on all corporate questions for all purposes not inconsistent with the terms of this Pledge Agreement or the Credit Agreement. Upon the occurrence of an Event of Default so long as such Event of Default shall be continuing, the Pledgee shall thereafter have, at its discretion, the option to exercise all voting powers and other corporate rights pertaining to the Pledged Collateral. The Pledgee may, upon or at any time after the occurrence of an Event of Default so long as such Event of Default shall be continuing, at its option, transfer or register the Pledged Collateral or any part thereof into its own or its nominee's name.

          SECTION 6.  Distributions and Other Income from Pledged Collateral.

          (a)  Any and all:

               (i)   Cash distributions paid in respect of the Pledged
          Collateral;

               (ii) Distributions paid or payable other than in cash in respect of the Pledged Collateral; and

               (iii) Instruments, securities and other property received, receivable or otherwise distributed in respect of, upon the subdivision or combination of, or in exchange for, any Pledged Collateral, shall constitute Pledged Collateral, and shall forthwith be paid or delivered directly to the Pledgee to hold as Pledged Collateral; provided, however, that
                                                       --------  -------
if no Event of Default shall have occurred and be continuing, the Pledgor shall be entitled to receive and retain any and all cash distributions and interest paid in respect of the Pledged Collateral to the extent such payments are not prohibited by the Credit Agreement.

          (b) Any and all distributions paid or payable in cash in respect of any Pledged Collateral in connection with a partial or total liquidation or dissolution, and any and all cash paid, payable or otherwise distributed in respect to redemption of, or in exchange for, any Pledged Collateral, shall be paid or delivered directly to the Pledgee, which, at the Pledgee's sole election, shall be held as Pledged Collateral or applied to the Obligations in such order and manner as the Pledgee determines.

          (c) If, notwithstanding the foregoing, the Pledgor receives any distribution or other property that should have been paid or delivered directly to the Pledgee as provided in this Section 6, or that was paid to the Pledgor in violation of Section 6 hereof, the Pledgor shall:

               (i) Receive such distribution or property, as the case may be, in trust for the benefit of the Pledgee;

               (ii) Segregate such distribution or property from the other property or funds of the Pledgor; and

               (iii) Deliver such distribution or property immediately to the Pledgee in the form received (with any necessary endorsement).

          SECTION 7.  Remedies.
                      --------

          (a) Generally. During the existence of an Event of Default, the
              ---------
     Pledgee shall have, and may exercise with respect to the Pledged Collateral, in such order and manner as it determines, all rights and remedies of a secured party under the Uniform Commercial Code and under any other applicable law, as well as those rights granted herein and in any other agreement now or hereafter in effect between the Pledgor and the Pledgee. Without limiting the generality of the foregoing, during the existence of an Event of Default, the Pledgee may sell or otherwise dispose of all or any part of the Pledged Collateral upon prior notice to the Pledgor, by public or private sale, in one or more transactions, and in such order as the Pledgee determines. Proceeds realized from such sales and dispositions shall be applied first to the Pledgee's costs and expenses in connection therewith and then to the Obligations in such order as the Pledgee determines.

          (b) Private Sales. The Pledgor recognizes that the Pledgee may be
              -------------
     unable to effect a public sale of all or a part of the Pledged Collateral by reason of certain provisions contained in the Securities Act and the securities laws of various states, and may be compelled to resort to one or more private sales to a restricted group of purchasers that will be obliged to agree, among other things, to acquire the Pledged Collateral for their own account, for investment and without a view to the distribution or resale thereof. The Pledgor understands that private sales so made may be at prices and other terms less favorable than if the Pledged Collateral were sold at public sales, and agrees that the Pledgee has no obligation to delay the sale of the Pledged Collateral for the period of time necessary to permit the Pledgee to register the Pledged Collateral for sale under the Securities Act or such state laws. The Pledgor agrees that private sales under the foregoing circumstances shall be deemed to have been made in a commercially reasonable manner.

          (c) Notice of Sale. Without in any way requiring notice to be given in
              --------------
     the following time and manner, the Pledgor agrees that any notice by the Pledgee of a sale, disposition or other intended action hereunder or in connection herewith, whether required by the Uniform Commercial Code or otherwise, shall constitute reasonable notice to the Pledgor if such notice is:

               (i) Mailed by registered or certified mail, return receipt requested, postage prepaid;

               (ii)   Delivered personally against receipt;

               (iii)  Sent by a recognized overnight delivery service; or

               (iv)   Sent via telecopy, telex or cable,

               in each case at least ten days prior to such action, to the Pledgor's address specified in Section 10(f) hereof.

          (d)  Right to Purchase the Pledged Collateral. The Pledgee shall have
               ----------------------------------------
     the right upon any such public sale and, to the extent permitted by law, upon any such private sale, to purchase the whole or any part of the Pledged Collateral so sold, free of any right or equity of redemption in the Pledgor, which right or equity is hereby waived and released.

          (e) Costs. All costs and expenses incurred by the Pledgee in enforcing
              -----
     this Pledge Agreement, in realizing upon or protecting any Pledged Collateral and in enforcing and collecting any Obligations or any guaranty thereof (including, if the Pledgee retains counsel for advice, suit, appeal, insolvency or other proceedings under the federal Bankruptcy Code or otherwise, or for any of the above purposes, the actual attorneys' and paralegals' fees incurred by the Pledgee), shall constitute part of the Obligations, and all such costs and expenses are secured by the Pledged Collateral, as well as by all other property serving as security for the Obligations.

          (f) Transfer of Pledged Collateral. During the existence of an Event
              ------------------------------
     of Default, the Pledgee is authorized to transfer the Pledged Collateral or any part thereof into its own name or that of its nominee on the books of AGW Leasing so that the Pledgee or its nominee may appear of record as the sole owner thereof.

          (g) No Limitation on the Pledgee's Rights. The rights of the Pledgee
              -------------------------------------
     hereunder shall not be conditioned or contingent upon the pursuit by the Pledgee of any right or remedy against the Pledgor or against any other Person that may be or become liable in respect of all or any part of the Obligations or against any collateral security therefor, guarantee thereof or right of offset with respect thereto.

          (h) Duties of the Pledgor. During the existence of any Event of
              ---------------------
     Default, the Pledgor shall:

              (i) Use its best efforts to assist and cooperate in obtaining all approvals that are then required by applicable law or contract for or in connection with any transaction contemplated by the UCC;

              (ii) Consent to (and not challenge) the transfer of control or assignment of the Pledged Collateral to a receiver, trustee, transfer or similar official or to any purchaser of any of the Pledged Collateral pursuant to any public or private sale, judicial sale, foreclosure or exercise of other remedies available to the Pledgee as permitted herein and by applicable law;

              (iii) Assist and cooperate (and use its best efforts to cause others to assist and cooperate) with the Pledgee to ensure that AGW Leasing continues:

                    (A)  To operate in the normal course of business;

                    (B) To fulfill all of its legal, regulatory and contractual obligations; and

                    (C)  To otherwise be properly and professionally managed;

          such assistance and cooperation may include the employment of one or more qualified and independent consultants and/or professional managers acceptable to the Pledgee to assist in the interim operations of AGW Leasing, all of which the Pledgor agrees not to challenge;

               (iv) At the request of the Pledgee, cooperate in effecting the transfer of any and all of the Pledged Collateral to a transferee acceptable to the Pledgee; and

               (v) Not accept (or permit AGW Leasing to accept) any offer to buy all or any part of the Pledged Collateral or AGW Leasing operations pursuant to this Section 7 without the Pledgee's prior written consent.

          SECTION 8.  Further Assurances; Waivers; Etc.
                      --------------------------------

          (a) Further Assurances. At any time and from time to time, upon the
              ------------------
     written request of the Pledgee, and at the sole expense of the Pledgor (including all costs for lien searches and filing fees of every kind), the Pledgor shall promptly and duly execute and deliver such further instruments and documents and take such further actions as the Pledgee may reasonably request for the purpose of obtaining or preserving the full benefits of this Pledge Agreement and of the rights and powers herein granted, including, but not limited to, the filing of any financing statements, assignments, continuations or other documents under the Uniform Commercial Code in effect in any jurisdiction with respect to the Liens created hereby. The Pledgor hereby authorizes the Pledgee to file any such financing or continuation statement without the signature of the Pledgor to the extent permitted by applicable law. A photocopy or other reproduction of this Pledge Agreement shall be sufficient as a financing statement for filing in any jurisdiction. If any amount payable under or in connection with any of the Pledged Collateral shall be or become evidenced by any instrument, such instrument shall be promptly delivered to the

     Pledgee, duly endorsed in a manner reasonably satisfactory to the Pledgee, to be held as Pledged Collateral pursuant to this Pledge Agreement.

          (b) Authorizations. The Pledgor authorizes the Pledgee, without notice
              --------------
     or demand and without affecting any obligation hereunder in accordance with the terms of the Loan Documents, from time to time:

               (i) To renew, extend, increase, accelerate or otherwise change the time of payment or the terms of, or the interest on, the Obligations or any part thereof;

               (ii) To take from any Person and hold collateral (other than the Pledged Collateral) for the payment of the Obligations or any part thereof, and to exchange, enforce or release such collateral or any part thereof;

               (iii) To accept and hold any endorsement or guaranty of the Obligations or any part thereof and to release or substitute any such endorser or guarantor or any Person that has given any security interest in any other collateral as security for the payment of the Obligations or any part thereof or any other party in any way obligated to pay the Obligations or any part thereof; and

               (iv) To direct the order or manner of the disposition of the Pledged Collateral and any and all other collateral for any of the Obligations and the enforcement of any and all endorsements and guaranties relating to the Obligations or any part thereof as the Pledgee, in its sole discretion, may determine.

          (c) Attorney-in-Fact. The Pledgor hereby appoints the Pledgee as the
              ----------------
     Pledgor's attorney-in-fact (without requiring the Pledgee) and authorizes Pledgee to act as Pledgor's attorney-in-fact, from time to time, upon the occurrence of an Event of Default and during the continuance thereof:

               (i) To perform all acts that the Pledgee deems appropriate in accordance with this Pledge Agreement to perfect and continue its interests hereunder in the Pledged Collateral;

               (ii) To protect, preserve and realize upon the Pledged Collateral; and

               (iii) To execute such orders and receipts for payment of the Pledged Collateral in accordance with this Pledge Agreement as the Pledgee deems appropriate in its sole discretion.

The foregoing power of attorney is coupled with an interest and shall be irrevocable and is given to secure performance by Pledgor of the Obligations. Subject to the terms of this Pledge Agreement, effective upon the occurrence of an Event of Default and during the continuance thereof, the Pledgee may demand, collect and sue on the Pledged Collateral (in either its or the Pledgor's name, at the Pledgee's sole option), and enforce, compromise, settle or discharge the Pledged Collateral, without discharging the Obligations or any part thereof and whether or not any such action results in the imposition of any penalty. The Pledgor authorizes and directs AGW Leasing to make any payments in respect of the Pledged Collateral as the Pledgee may direct, effective upon the occurrence of an Event of Default and during the continuance thereof, and hereby releases AGW Leasing from any liability to the Pledgor for making such payments.

          (d) Performance by the Pledgee. Upon the Pledgor's failure to perform
              --------------------------
     any of its duties hereunder, the Pledgee may, but shall not be obligated to, perform any or all such duties, and the cost thereof shall constitute Obligations and be secured by the Pledged Collateral.

          (e) Care of the Pledged Collateral. The Pledgee shall be deemed to
              ------------------------------
     have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if such Pledged Collateral is accorded treatment substantially equal to the care that the Pledgee accords its own property, it being understood that the Pledgee shall not have responsibility for:

              (i) Ascertaining or taking action with respect to any matter relative to any Pledged Collateral, whether or not the Pledgee has or is deemed to have knowledge of such matters; or

              (ii) Taking any step to preserve rights against any Person with respect to any of the Pledged Collateral.

The Pledgor shall have the sole responsibility for taking any and all steps to preserve rights against any and all Persons to any of the Pledged Collateral, whether or not in the Pledgee's possession. The Pledgee shall not be responsible for loss or damage resulting from the Pledgee's failure to enforce or collect any of the Pledged Collateral or to collect any moneys due or to become due thereunder.

          (f) Waivers. The Pledgor waives notice of any action taken by the
              -------
     Pledgee, other than those actions taken by Pledgee for which notice is required under this Pledge Agreement.

          (g) Reinstatement. If after receipt of any payment of, or proceeds of,
              -------------
     any of the Pledged Collateral applied to the payment of, any of the Obligations, the Pledgee is required to surrender or return such payment or proceeds to any Person for any reason, then the Obligations intended to be satisfied by such payment or proceeds shall be reinstated and continue and this Pledge Agreement shall continue in full force and effect as if such payment or proceeds had not been received by the Pledgee. This Section 8(g) shall:

              (i) Remain effective notwithstanding any contrary action that may be taken by the Pledgee in reliance upon such payment or proceeds; and

              (ii)  Survive the termination or revocation of this Pledge
          Agreement.

          (h) Consequential Damages. To the extent permitted by applicable law,
              ---------------------
     the Pledgor shall not assert, and hereby waives, any claim against Pledgee, or any Affiliate thereof, on any theory of liability, for special, indirect, consequential or punitive damages

     (as opposed to direct or actual damages other than damages waived hereunder) arising out of, in connection with, or as a result of, this Pledge Agreement or any agreement or instrument contemplated hereby, the Transactions, any Loan or the use of the proceeds thereof.

          SECTION 9. Termination. When all of the Obligations shall have been
                     -----------
paid in full and the Commitment of the Lenders to make Loans have expired or been terminated, this Pledge Agreement shall terminate, and the Pledgee shall forthwith assign, transfer and deliver to the Pledgor, against its receipt, the Pledged Collateral then held by the Pledgee hereunder and release the lien of the Pledge hereunder and release Pledgor from its obligations hereunder.

          SECTION 10. Miscellaneous.
                      -------------

          (a) Severability. Any provision of this Pledge Agreement that is
              ------------
     prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or make unenforceable such provision in any other jurisdiction. The parties shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provision with valid provisions the economic effect of which is as close as possible to that of the invalid, illegal or unenforceable provision.

          (b) Amendments, Waivers, Etc. None of the terms or provisions of this
              ------------------------
     Pledge Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Pledgor and the Pledgee; provided that any provision of this Pledge Agreement may be waived by the
     --------
     Pledgee in writing.

          (c) No Waiver. The Pledgee shall not by any act (except by a written
              ---------
     instrument pursuant to Section 10(b) hereof), delay, indulgence, omission or otherwise (including any failure to exercise any right, remedy or option under this Pledge Agreement) be deemed to have waived any right or remedy hereunder or to have acquiesced in any Event of Default or any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Pledgee, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. No waiver by the Pledgee shall affect its right to require strict performance of this Pledge Agreement. A waiver by the Pledgee of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy that the Pledgee would otherwise have on any future occasion.

          (d) Cumulative Remedies. The rights and remedies herein provided are
              -------------------
     cumulative, may be exercised singly or concurrently and are not exclusive of any right or remedy provided by law.

          (e) Successors and Assigns. This Pledge Agreement shall be binding
              ----------------------
     upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted by the Credit Agreement, except that Pledgor may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by Pledgor without such consent shall be null and void).

          (f) Notices. Except as otherwise specified herein, all notices,
              -------
     requests, demands, consents, instructions or other communications hereunder shall be duly given or made if sent in writing and shall be deemed to have been duly given or made:

               (i)    If sent by fax, upon the transmittal thereof;

               (ii) If sent by nationally recognized overnight courier, on the following Business Day; and

               (iii) If sent by first-class mail, on the fifth Business Day following the deposit thereof in the mails, postage prepaid,

in each case addressed to the Person to which such notice is requested or permitted to be given or made hereunder at the following address (or such other address as may hereafter be designated, in writing, by the relevant Person in accordance with this Section 10(f)):

                    (A)  If to the Pledgee:
                         -----------------

                         State Street Bank and Trust Company
                         2 Avenue de Lafayette, 6th Floor
                         Boston, Massachusetts  02111-1724
                         Telephone No.:  (617) 662-1726
                         Telecopier No.:  (617) 662-1460
                         Attention: Patrick E. Thebado, Assistant Vice President

                         With a copy to:

                         Lucent Technologies Inc.
                         600 Mountain Avenue
                         Murray Hill, New Jersey 07974
                         Telephone No.:  (908) 582-8754
                         Telecopier No.:  (908) 582-8048
                         Attention:  Corporate Counsel

                    (B)  If to the Pledgor:
                         -----------------

                         Harris Tower, Suite 1700
                         233 Peachtree Street, N.E.
                         Atlanta, Georgia 30303
                         Telephone No.:  (404) 522-8004
                         Telecopier No.: (404) 552-0130
                         Attention:  Chief Executive Officer

                         With a copy to:

                         AirGate PCS Inc.
                         6511 Griffith Road
                         Laytonville, MD 20882
                         Telephone No.:  (301) 540-6222
                         Telecopier No.: (301) 540-7930
                         Attention:  General Counsel and Secretary

          (g) Integration. This Pledge Agreement represents the agreement of the
              -----------
     Pledgor with respect to the subject matter hereof, and there is no promise, undertaking, representation or warranty by the Pledgee relative to the subject matter hereof not expressly set forth or referred to herein.

          (h) Governing Law. This Pledge Agreement shall for all purposes be
              -------------
     governed by, and construed and interpreted in accordance with, the laws of the State of New York, excluding (to the greatest extent permissible by law) any rule of law that would cause the application of the laws of any jurisdiction other than the State of New York.

          (i) Submission To Jurisdiction; Waivers. The Pledgor hereby
              -----------------------------------
     irrevocably and unconditionally:

              (i) Submits for itself and its property in any legal action or proceeding relating to this Agreement, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and the appellate courts from any thereof;

              (ii) Consents that any such action or proceeding may be brought in any such court and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

              (iii) Agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the Pledgor at its address set forth in Section 10(f) hereof or at such other address of which the Pledgee shall have been notified pursuant thereto; and

              (iv) Agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction.

          (j) Waiver of Jury Trial. The Pledgor and, by its acceptance hereof,
              --------------------
     the Pledgee, hereby irrevocably and unconditionally waive trial by jury in any legal action or proceeding relating to the AGW Leasing By-laws or any counterclaim arising therefrom.

          (k) Acknowledgements. The Pledgor hereby acknowledges that:
              ----------------

              (i) It has been advised by counsel in the negotiation, execution and delivery of this Pledge Agreement;

              (ii)  The Pledgee has no fiduciary relationship to the Pledgor;
          and

              (iii) No joint venture exists between the Pledgor and the Pledgee.

          (l) Security Documents. This Pledge Agreement shall be a Security
              ------------------
     Document (as defined in the Credit Agreement).

                       [Signatures follow on next page.]

     IN WITNESS WHEREOF, the undersigned has caused this Pledge Agreement to be duly executed and delivered as of the date first above written.


                                    AIRGATE PCS, INC.,
                                    a Delaware corporation


                                    By:
                                        ----------------------------------------
                                        Thomas Dougherty
                                        President and Chief Executive Officer


                                    STATE STREET BANK AND TRUST COMPANY,
                                    a Massachusetts banking corporation,
                                    as Collateral Agent for the Lenders


                                    By:
                                        ----------------------------------------
                                        Patrick E. Thebado
                                        Assistant Vice President

                                                                     Exhibit F
                                                                     ---------


                            INTERCREDITOR AGREEMENT
                            -----------------------


          INTERCREDITOR AGREEMENT, dated as of _________   ___, 1999, among
BANKERS TRUST COMPANY, as Trustee (the "Trustee"), under the Indenture dated as
                                        -------
of _________  ___, 1999 by and between AirGate PCS, Inc. ("AirGate") as and the
                                                           -------
Trustee; Lucent Technologies Inc., as Administrative Agent under the Credit Agreement (capitalized terms having the definitions set forth in Section 1 below; in such capacity, the "Administrative Agent"), State Street Bank and
                              --------------------
Trust Company, as Collateral Agent for the Senior Secured Lenders under the Pledge Agreement (in such capacity, the "Collateral Agent") and AGW Leasing Company, Inc., a Delaware corporation.

                              W I T N E S S E T H:
                              -------------------

          WHEREAS, AirGate intends to make secured borrowings under the Credit Agreement;

          WHEREAS, AirGate intends to issue Subordinated Notes under the Indenture;

          WHEREAS, AirGate has pledged certain collateral to secure its obligations under each of the foregoing agreements;

          WHEREAS, the parties hereto desire to set forth their relative rights in respect of such shared collateral and the security interests granted therein;

          NOW, THEREFORE, in consideration of the premises, the parties hereto hereby agree as follows:

          1.  Definitions.  (a)  Unless otherwise defined herein, terms defined
              -----------
in the Credit Agreement and the Senior Loan Documents have the meanings given to them in such documents.

              (b) The following terms shall have the following meanings:
              "Agreement":  this Intercreditor Agreement.
               ---------
              "AGW":  AGW Leasing Company, Inc., a Delaware corporation.
               ---

              "Common Collateral":  the collective reference to the capital
               -----------------
          stock or other equity interests issued by the Pledged Subsidiaries and any and all property related thereto, in each case from time to time subject to a security interest to secure payment or performance of the Senior Loan Obligations and the Trustee Obligations.

              "Credit Agreement":  the Credit Agreement, dated as of August 16,
               ----------------
          1999, among the Senior Agents, the Senior Lenders and AirGate; for the purposes hereof, "Credit Agreement" shall also be deemed to refer to any credit agreement or similar document entered into by AirGate and any lenders to replace the Credit Agreement in whole or in part to the extent permitted by the Indenture.

              "Indenture":  the Indenture, dated as of the date hereof by and
               ---------
          between AirGate and the Trustee; for the purposes hereof, "Indenture" shall also be deemed to refer to any indenture entered into by AirGate and any trustee to replace the Indenture, in whole or in part, to the extent permitted by the Credit Agreement.

              "Pledged Subsidiaries":  means each Subsidiary of AirGate (other
               --------------------
          than AGW) in which AirGate owns directly any equity interest.

              "Senior Agents":  the Administrative Agent and the Collateral
               -------------
          Agent.

              "Senior Guarantees":  the collective reference to each guarantee
               -----------------
          of the Senior Loan Obligations by a Subsidiary executed by such Subsid iary pursuant to the Credit Agreement and "Subsidiary Guarantee" shall
                                                     --------------------
          mean any one of such guarantees.

              "Senior Lenders":  the lenders parties from time to time to the
               --------------
          Credit Agreement in their capacity as lenders thereunder, and their respective successors and assigns.

              "Senior Loan Documents":  the collective reference to the Credit
               ---------------------
          Agreement and each other "Loan Document" as defined therein.

              "Senior Loan Obligations":  the Obligations.
               -----------------------

              "Senior Security Documents":  the collective reference to the
               -------------------------
          Pledge Agreement and any and all other documents providing for the pledge of the capital stock or other equity interests of each Pledged Subsidiary and AGW and the proceeds related thereto as collateral security in connection with the Credit Agreement and the other Loan Documents.

              "Senior Secured Lenders":  each of the Senior Agents and each of
               ----------------------
          the Senior Lenders.

              "Subordinated Guarantees":  the collective reference to each
               -----------------------
          Guaranty (as defined in the Indenture) of the Trustee Obligations executed by a Subsidiary pursuant to the Indenture each of which is subordinated to the Senior Loan Obligations in accordance with the terms of the Indenture and "Subordinated Guarantee" shall mean any one
                                      ----------------------
          of such Guarantees.

              "Subordinated Notes":  the collective reference to the senior
               ------------------
          subordinated discount notes issued under the Indenture.

              "Subordinated Obligations":  the collective reference to the
               ------------------------
          Obligations (as defined in the Indenture) with respect to the Subordi nated Notes and shall include, without limitation, the unpaid principal of and interest owing under the Indenture and the Subordinated Notes issued thereunder and all other obligations and liabilities of AirGate or any Subsidiary thereunder (including, without limitation, interest accrued at the then applicable rate provided in the Indenture and the Subordinated Notes issued thereunder after the maturity of the principal obligations owing thereunder and interest accruing at the then applicable rate provided in the Indenture and the Subordinated Notes issued thereunder after the filing of any petitions in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to AirGate, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Indenture, the Subordinated Notes issued thereunder, this Agree ment, any Guaranty (as defined in the Indenture) or any other Subordi nated Security Document, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Trustee that are required to be paid by AirGate pursuant to the terms of the Indenture, this Agreement, any Guaranty (as defined in the Indenture) or any other Subordinated Security Document).

              "Subordinated Security Documents":  the collective reference to
               -------------------------------
          any and all documents providing for the pledge of the capital stock or other equity interests of each Pledged Subsidiary and the property related thereto as collateral security in connection with the Indenture and the Subordinated Notes issued under the Indenture.

              "Subsidiary":  shall have the meaning set forth in the Credit
               ----------
          Agreement as in effect on the date hereof.

              "Trustee Documents":  the collective reference to the Indenture,
               -----------------
          the Subordinated Notes issued thereunder and the Subordinated Security Documents.

              (c) Unless the context requires otherwise (i) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth in the Credit Agreement or in the Indenture), (ii) any reference herein to any Person shall be construed to include such Person's successors and assigns and (iii) the words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and section and paragraph references are to this Agreement unless otherwise specified.

              (d) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

          2.  Rights in Common Collateral.  (a)  Notwithstanding anything to the
              ---------------------------
contrary contained in any filing or agreement to which the Trustee, the Senior Secured Lenders or AirGate now or hereafter may be a party and irrespective of the time, order or method of attachment or perfection of the security interests created by the Senior Security Documents or the Subordinated Security Documents, the rules for determining priority under the Uniform Commercial Code or any other law governing the relative priorities of secured creditors, any security interest in any Common Collateral in favor of or for the benefit of the Senior Secured Lenders pursuant to the Senior Security Documents has and shall have priority, to the extent of any unpaid Senior Loan Obligations, over any security interest in such Common Collateral in favor of or for the benefit of the Trustee pursuant to the Subordinated Security Documents.

              (b) So long as the Senior Loan Obligations have not been paid in full or the commitments under the Credit Agreement have not been terminated or expired (i) the Trustee will not institute any action or proceeding to enforce any of its rights or remedies with respect to any Common Collateral, including, without limitation, any action of foreclosure upon any Common Collateral and
(ii) the Senior Secured Lenders shall have the exclusive right to enforce rights and exercise remedies with respect to the Common Collateral under the Senior Security Documents and the Trustee shall have no right to consent to, require notice of (except as provided herein or in the applicable Uniform Commercial
Code) or be consulted with respect to, the enforcement of such rights or the exercise of such remedies by the Senior Secured Lenders with respect thereto subject to clause 2(c) below.

              (c) Any money, property, securities or other distributions of any nature whatsoever received from the sale, disposition or other realization upon a foreclosure or other exercise of remedies with respect to the Common Collateral upon the occurrence and continuance of an Event of Default (as defined in the Credit Agreement or the Indenture) by any Senior Secured Lender or the Trustee, of all or any part of the Common Collateral, regardless of whether such money, property, securities or other distributions are received during the pendency of or in connection with any bankruptcy, insolvency or other like proceeding or otherwise, shall be delivered to the Collateral Agent in the form received, duly indorsed to such party, if required, and applied by the Collateral Agent in the following order:

          First, to the payment in full of all costs and expenses (including,
          -----
     without limitation, attorneys' fees and disbursements) paid or incurred by the Senior Secured Lenders in connection with such realization on the Common Collateral or the protection of any of their rights and interests therein;

          Second, to the payment in full of all Senior Loan Obligations in the
          ------
     order prescribed by Section 2.16(b) of the Credit Agreement;

          Third, to the Trustee for application to the Trustee Obligations to
          -----
     the full extent thereof at such time; and

          Fourth, to pay AirGate or the appropriate designee thereof or as a
          ------
     court of competent jurisdiction may direct, any surplus then remaining.

              (d)  In the event that:

                     (i) all of the Senior Loan Obligations have been paid in full and the commitments under the Senior Credit Agreement have been terminated or expired,

                     (ii) after giving effect thereto any Common Collateral remains that remains pledged pursuant to the Subordinated Security Documents, and

                     (iii) at such time there are Trustee Obligations out
               standing, then the Trustee shall have the right to enforce the provisions of the Subordinated Security Documents in respect of the Common Collateral without any consent of, notice to or consultation with any Senior Secured Lender.

               (e) THE BORROWER, EACH OF THE SENIOR AGENTS (ON THEIR OWN BEHALF AND ON BEHALF OF THE SENIOR LENDERS) AND THE TRUSTEE HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND FOR ANY COUNTERCLAIM THEREIN.

          3.  Release of AGW Guarantee.  If the Senior Secured Lenders foreclose
              ------------------------
upon the security interest of the Senior Secured Lenders in all of the equity interests of AGW, the Trustee shall deliver an appropriate instrument evidencing the release of AGW (in the event the capital stock of AGW is so foreclosed upon) from its Subordinated Guarantee (to the same extent as the release of the Senior Guarantee described in clause (ii) below) (A) upon the occurrence of the later of (i) the date that one hundred percent (100%) of the capital stock of AGW has been sold pursuant to such foreclosure and (ii) the date that the Lien securing the Senior Loan Obligations in all of the capital stock of AGW has been released, AGW has been released from all other Loan Documents (including, without limitation, the Senior Guarantee) to which it is a party and all Liens granted in connection therewith have been released and (B) so long as the capital stock of AGW is not sold pursuant to such foreclosure sale directly or indirectly to any Senior Agent, any Lender or any Affiliate of any of the foregoing unless prior notice of such foreclosure sale is given to the Trustee. AGW hereby agrees, and the Senior Agents and the Trustee hereby agree, that to the extent that any sale of the capital stock of AGW is rescinded, revoked or otherwise terminated or cancelled in whole or in part and/or any proceeds of such capital stock of AGW must be returned or required to be repaid to any purchaser of such stock, then such Subordinated Guarantee and such Senior Guarantee shall be reinstated and continued in full force and effect. Notwithstanding the foregoing, neither the Trustee nor any holder of any Subordinated Note waives or shall be deemed to have waived any right (other than any claim against AGW under the Subordinated Guarantee of AGW to the extent such Subordinated Guarantee is released pursuant to this paragraph 3) to which any of them would otherwise be entitled under applicable law.

          4.  Provisions Define Relative Rights.  This Agreement is intended
              ---------------------------------
solely for the purpose of defining the relative rights of the Senior Lenders, the Senior Agent and the Trustee with respect to the Lender Priority Collateral and the Subordi nated Guarantee of AGW, and no other Person shall have any right, benefit or other interest under this Agreement. Notwithstanding anything to the contrary contained herein, this Agreement shall not modify or amend the rights and obligations of AirGate or any subsidiary of AirGate under any Senior Loan Document or any Trustee Document.

          5.  Termination of Agreement; Acknowledgments.  The rights of the
              -----------------------------------------
Senior Secured Lenders under this Agreement shall terminate when the Senior Loan Obligations have been paid in full in cash and all commitments to extend credit under the Credit Agreement have terminated or expired. The Senior Agents acknowledge on behalf of the Senior Secured Lenders that the Senior Loan Obligations shall be deemed "paid in full in cash" for all purposes of this Agreement when the Senior Secured Lenders have received payment in cash of all principal, interest and other amounts then outstanding under the Senior Loan Obligations. The Senior Agents agree that, within five Business Days after payment in cash of all principal, interest and other amounts then outstanding under the Senior Loan Obligations and termination or expiration of all commitments to extend credit under the Credit Agreement, they will, upon the request of the Trustee, provide a written acknowledgment of such payment to the Trustee, which acknowledgment shall also acknowledge that the Senior Secured Lenders have no further rights under this Agreement or in respect of the Common Collateral securing the Senior Loan Obligations. Concurrent with such acknowledgment, the Senior Agents will deliver to the Trustee if any of the Subordinated Obligations shall be outstanding, any items of such Common Collateral held in the possession of either of the Senior Agents, provided that if no Subordinated Obligations shall be outstanding, the Senior Agents will deliver any such items of Collateral to AirGate. The Collateral Agent acknowledges that prior to such delivery it holds such items of Common Collateral for the Trustee in accordance with the terms of this Agreement, for purposes of perfecting the Trustee's security interest therein.

          6.  Notices.  All notices, requests and demands to or upon the parties
              -------
to be effective shall be in writing (or by telex, fax or similar electronic transfer confirmed in writing) and shall be deemed to have been duly given or made (a) when delivered by hand or (b) if given by mail, five days after being deposited in the mails by certified mail, return receipt requested, or (c) if by telex, fax or similar electronic transfer, when sent and receipt has been confirmed, addressed as follows:

If to the Administrative Agent:  LUCENT TECHNOLOGIES INC.
                                 283 King George Road
                                 Warren, New Jersey  07059
                                 Attention:  _______________________________
                                 Telecopy:  ________________________________

If to the Collateral Agent:      STATE STREET BANK AND TRUST COMPANY
                                 2  Avenue de Lafayette, 6/th/ Floor
                                 Boston, Massachusetts  02111-1724
                                 Attention:   Patrick E. Thebado,
                                              Assistant Vice President
                                 Telecopy:  (617) 662-1460

If to the Trustee:               BANKERS TRUST COMPANY

                                 -------------------------------------------
                                 -------------------------------------------
                                 -------------------------------------------

If to the Borrower:              AIRGATE PCS, INC.
                                 Harris Tower, Suite 1700
                                 233 Peachtree Street, N.E.
                                 Atlanta, Georgia  30303
                                 Attention:  President
                                 Telecopy:  (404) 525-7922

The parties hereto may change their addresses and transmission numbers for notices by notice in the manner provided in this Section.

          7.  Counterparts.  This Agreement may be executed by one or more of
              ------------
the parties on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the counterparts of this Agreement signed by all the parties shall be lodged with the Collateral Agent and the Trustee.

          8.  Severability.  Any provision of this Agreement which is prohibited
              ------------
or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          9.  Integration.  This Agreement represents the entire agreement of
              -----------
the Senior Secured Lenders and the Trustee with respect to the subject matter hereof and there are no promises or representations by any of them relative to the subject matter hereof not reflected herein.

          10. Amendments in Writing.  None of the terms or provisions of this
              ---------------------
Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Senior Agents and the Trustee; provided that the penultimate sentence of paragraph 3 of this Agreement may not be amended or otherwise modified without the consent of AGW.

          11. Successors and Assigns.  (a) This Agreement shall be binding upon
              ----------------------
and inure to the benefit of each of the Senior Secured Lenders, AGW and the Trustee and their successors and assigns.

              (b) Upon a successor administrative agent or collateral agent becoming the Administrative Agent or the Collateral Agent, respectively, under the Credit Agreement, such successor Administrative Agent or Collateral Agent, as the case may be, automatically shall become a Senior Agent hereunder with all the rights and powers of such party hereunder, and bound by the provisions hereof, without the need for any further action on the part of any party hereto.

              (c) Upon a successor trustee becoming the Trustee under the Indenture, such successor Trustee automatically shall become the Trustee hereunder with all the rights and powers of the Trustee hereunder, and bound by the provisions hereof, without the need for any further action on the part of any party hereto.

          12. Governing Law; Jurisdiction.  This Agreement shall be governed by,
              ---------------------------
and construed and interpreted in accordance with, the law of the State of New York, excluding (to the greatest extent permissible by law) any rule of law that would cause the application of the laws of any jurisdiction other than the State of New York. Each party hereto agrees that all judicial proceedings brought against it arising out of or relating to this Agreement or its obligations hereunder may be brought in any federal court of competent jurisdiction in the State, County and City of New York, and accepts generally and unconditionally the nonexclusive jurisdiction and venue of such courts.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.


                                        LUCENT TECHNOLOGIES INC., as
                                        Administrative Agent


                                        By: _______________________________
                                        Title:


                                        STATE STREET BANK AND
                                           TRUST COMPANY, as Collateral Agent


                                        By: _______________________________
                                        Title:


                                        BANKERS TRUST COMPANY, as Trustee


                                        By: _______________________________
                                        Title:


                                        AGW LEASING COMPANY, INC.


                                        By: _______________________________
                                        Title:

Consented:

AIRGATE PCS, INC., as Borrower and Issuer


By: _______________________________
Title: